Exhibit 99.2

SUPPLEMENTAL
DISCLOSURE

QUARTER ENDED DECEMBER 31, 2017

BRIXMOR® Property Group | BRX LISTED NYSE

450 Lexington Ave New York, NY 10017

800.468.7526 BRIXMOR.COM

SUPPLEMENTAL DISCLOSURE

Three Months Ended December 31, 2017

TABLE OF CONTENTS

Page
Glossary of Terms	1
Results Overview & Guidance	3
Financial Summary
Consolidated Balance Sheets	5
Consolidated Statements of Operations	6
EBITDA	7
Funds From Operations (FFO)	8
Supplemental Balance Sheet Detail	9
NOI & Supplemental Statement of Operations Detail	10
Same Property NOI Analysis	11
Capital Expenditures	12
Capitalization, Liquidity & Debt Ratios	13
Debt Overview	14
Summary of Outstanding Debt	15
Covenant Disclosure	16
Investment Summary
Acquisitions	18
Dispositions	19
Anchor Space Repositioning Summary	21
Outparcel Development & New Development Summary	23
Redevelopment Summary	24
Future Redevelopment Opportunities	26
Portfolio Summary
Portfolio Overview	29
Top Forty Retailers Ranked by ABR	30
New & Renewal Lease Summary	31
New Lease Net Effective Rent & Leases Signed But Not Yet Commenced	32
Lease Expiration Schedule	33
Properties by Largest US MSAs	34
Largest MSAs by ABR	36
Properties by State	39
Property List	40

Note: Financial information is unaudited.

For additional information, please visit www.brixmor.com, follow Brixmor on Twitter at www.twitter.com/Brixmor or find Brixmor on LinkedIn at www.linkedin.com/company/brixmor.

This Supplemental Disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document and in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Supplemental Disclosure - Three Months Ended December 31, 2017

GLOSSARY OF TERMS

Term	Definition

Anchor Spaces	Spaces equal to or greater than 10,000 square feet ("SF") of GLA.

Anchor Space Repositioning	Anchor leasing that is primarily focused on reconfiguring or significantly remerchandising existing space with minimal work required outside of normal tenant improvement costs.

Annualized Base Rent ("ABR")	Monthly base rent as of a specified date, under leases which have been signed or commenced as of the specified date, multiplied by 12. Annualized base rent (i) excludes tenant reimbursements of expenses, such as operating costs, insurance expenses and real estate taxes, (ii) excludes percentage rent and ancillary income and, (iii) is calculated on a cash basis and differs from how rent is calculated in accordance with generally accepted accounting principles in the United States of America (“GAAP”) for purposes of financial statements.

ABR PSF	ABR divided by leased GLA, excluding the GLA of lessee owned leasehold improvements.

Billed GLA	Aggregate GLA of all commenced leases, as of a specified date.

Development & Redevelopment	Development and redevelopment projects are deemed stabilized upon the earlier of (i) reaching 90% billed or (ii) one year after the
Stabilization	property is placed in service.

EBITDA, Adjusted EBITDA & Cash	Supplemental, non-GAAP performance measures. Please see below for more information on the limitations of non-GAAP performance measures.
Adjusted EBITDA	A reconciliation of net income to each of these measures is provided on page 7.
EBITDA is calculated as the sum of net income (loss) presented in accordance with GAAP before interest expense, federal and state taxes, and depreciation and amortization. Adjusted EBITDA represents EBITDA as adjusted for (i) gain (loss) on disposition of operating properties, (ii) gain (loss) on disposition of unconsolidated joint venture interest, (iii) impairment of real estate assets and real estate equity investments, (iv) gain (loss) on extinguishment of debt, (v) other items that the Company believes are not indicative of the Company's operating performance. Cash Adjusted EBITDA represents Adjusted
EBITDA as adjusted for straight-line rental income, amortization of above- and below-market rent and tenant inducements and straight-line ground rent expense. EBITDA, Adjusted EBITDA & Cash Adjusted EBITDA include the Company's unconsolidated joint venture, which was sold on August 8, 2017, at pro rata share.

Gross Leasable Area ("GLA")	Represents the total amount of leasable property square footage.

Leased GLA	Aggregate GLA of all signed or commenced leases, as of a specified date.

LIBOR	London Interbank Offered Rate.

Metropolitan Statistical Area ("MSA")	Defined by the United States Office of Management and Budget as a region associated with at least one urbanized area that has a population of at least 50,000 and comprises the central county or counties containing the core, plus adjacent outlying counties having a high degree of social and economic integration with the central county or counties as measured through commuting.

NAREIT	National Association of Real Estate Investment Trusts.

NAREIT Funds From Operations (“FFO")	A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income to NAREIT FFO is provided on page 8.
NAREIT defines FFO as net income (loss) presented in accordance with GAAP excluding (i) gain (loss) on disposition of operating properties, and
(ii) extraordinary items, plus (iii) depreciation and amortization of operating properties, (iv) impairment of operating properties and real estate equity investments, and (v) after adjustments for unconsolidated joint ventures calculated to reflect FFO on the same basis.

Net Effective Rent	Average ABR over the lease term adjusted for tenant improvements and allowances, tenant specific landlord work and third party leasing commissions.

Net Operating Income ("NOI")	A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of NOI to net income is provided on page 10.
Calculated as total property revenues (base rent, ancillary and other, expense reimbursements, and percentage rents) less direct property operating expenses (operating costs, real estate taxes and provision for doubtful accounts). NOI excludes corporate level expenses (including G&A), lease termination fees, straight-line rental income, amortization of above- and below-market rent and tenant inducements, straight-line ground rent expense and the Company's unconsolidated joint venture, which was sold on August 8, 2017.

NOI Yield	Calculated as the projected incremental NOI as a percentage of the incremental third party costs of a specified project, net of any project specific credits (i.e. lease termination income or other ancillary credits).

Non-controlling Interests	Relate to the portion of Brixmor Operating Partnership LP ("OP”), a consolidated subsidiary, held by the non-controlling interest holders. As of December
31, 2017, the Company, through its 100% ownership of BPG Subsidiary, Inc., owns 100% of the OP.

Non-owned Major Tenant	Also known as a shadow anchor. Represents tenants that are situated on parcels which are owned by unrelated third parties, but, due to their location within or immediately adjacent to a shopping center, appear to the consumer as a retail tenant of the shopping center and, as a result, attract additional consumer traffic to the center.

Outparcel	Refers to a portion of a shopping center, separate from the main retail buildings and generally located on the outer edge of a property, which may currently, or in the future, contain one or several freestanding buildings.

Percent Billed	Billed GLA as a percentage of total GLA.

Percent Leased	Leased GLA as a percentage of total GLA.

PSF	Per square foot of GLA.

Redevelopment	Larger scale projects that typically involve new construction, reconfiguration or demolition of a portion of the shopping center to accommodate new retailers.

Rent Spread	Represents percentage change in cash ABR PSF in the first year of the new lease relative to cash ABR PSF in the last year of the old lease. Rent spreads are presented only for leases deemed comparable.

New Rent Spread	Includes new leases executed on units that were occupied within the prior 12 months. New leases signed on units that have been vacant for longer than 12 months and new leases signed on first generation space are non-comparable and excluded from New Rent Spreads.

Renewal Rent Spread	Includes renewal leases executed with the same tenant in the same location to extend the term of an expiring lease. Renewals that include the expansion of an existing tenant into space that has been vacant for longer than 12 months are non-comparable and excluded from Renewal
Rent Spreads.

Option Rent Spread	Includes contractual renewal options exercised by tenants in the same location to extend the term of an expiring lease.

Total Rent Spread	Combined spreads for new, renewal and option leases.

Supplemental Disclosure - Three Months Ended December 31, 2017	Page 1

GLOSSARY OF TERMS

Term	Definition

Same Property NOI	A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
	A reconciliation of same property NOI to net income is provided on page 11.
	Represents NOI of properties owned for the entirety of both periods excluding properties under development. Same Property NOI excludes income
	or expense associated with the Company's captive insurance entity.

	Number of Properties in Same Property NOI Analysis:
		As of 12/31/17
	Total properties in Brixmor Property Group portfolio	486
	Acquired properties excluded from same property NOI	(5)
	Additional exclusions	(2)
	Same property NOI pool	479

	In process redevelopment properties (includes multi-phase projects)	(14)
	Completed redevelopment properties	(4)
	Total redevelopment properties	(18)

	Same property NOI excluding redevelopments pool	461

Small Shop Spaces	Spaces less than 10,000 SF of GLA.

Straight-line Rent	Non-cash revenue related to GAAP requirement to average the tenant's contractual rent payments over the life of the lease, regardless of the actual
	cash collected in the reporting period.

Year Built	Year of most recent redevelopment or year built if no redevelopment has occurred.

Non-GAAP Performance Measures

The Company's non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those presented in accordance with GAAP.
Non-GAAP performance measures should not be considered as alternatives to, or more meaningful than, net income (presented in accordance with GAAP) or other GAAP financial measures as indicators of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (presented in accordance with GAAP) as a measure of liquidity.
Computation of non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from non-GAAP performance measures are relevant to understanding and addressing financial performance.

The Company believes that the non-GAAP measures it presents are useful to investors for the following reasons:
• NAREIT FFO	By excluding gains and losses related to dispositions of previously depreciated operating properties, real estate-related depreciation and amortization
	of continuing operations, impairment of operating properties and real estate equity investments, extraordinary items, and after adjustments for joint
	ventures calculated to reflect FFO on the same basis, investors can compare the operating performance of a company’s real estate between periods.

• EBITDA, Adjusted EBITDA & Cash	By excluding various items that the Company believes are not indicative of its operating performance, EBITDA, Adjusted EBITDA & Cash Adjusted EBITDA
Adjusted EBITDA	provide a meaningful performance measure as it relates to the Company's ability to meet various coverage tests.

• NOI and Same Property NOI	Same property NOI eliminates disparities in NOI due to the acquisition, disposition or stabilization of development properties during the period
	presented, and therefore, provides a more consistent metric for comparing the operating performance of a company's real estate between periods.

Supplemental Disclosure - Three Months Ended December 31, 2017	Page 2

RESULTS OVERVIEW
Unaudited, dollars in thousands, except per share and per square foot amounts

	Three Months Ended		Twelve Months Ended
Summary Financial Results	12/31/17	12/31/16	12/31/17	12/31/16
Total revenues (page 6)	$320,060	$324,034	$1,283,180	$1,275,772
Net income attributable to common stockholders (page 6)	69,896	93,053	300,254	275,478
Net income attributable to common stockholders - per diluted share (page 6)	0.23	0.31	0.98	0.91
Adjusted EBITDA (page 7)	217,020	220,781	876,934	875,284
Cash adjusted EBITDA (page 7)	207,074	208,234	831,159	825,108
NAREIT FFO (page 8)	157,705	163,032	638,381	631,958
NAREIT FFO per share/OP Unit - diluted (page 8)	0.52	0.53	2.09	2.07
Items that impact FFO comparability, net per share (page 8)	(0.01)	(0.00)	(0.02)	(0.03)
Share/OP Unit Dividends declared per share/OP Unit (page 8)	0.275	0.260	1.055	0.995
Share/OP Unit Dividend payout ratio (as % of NAREIT FFO) (page 8)	53.1%	48.6%	50.4%	48.0%
NOI (page 10)	229,121	223,633	910,044	894,405

	Three Months Ended
Summary Operating and Financial Ratios	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16
NOI margin (page 10)	74.1%	74.6%	74.3%	72.8%	73.2%
Same property NOI growth (page 11) (1)	3.6%	1.5%	1.3%	3.2%	1.6%
Fixed charge coverage (page 13)	3.6x	3.5x	3.5x	3.6x	3.6x
Net principal debt to Adjusted EBITDA (page 13) (2)	6.4x	6.5x	6.4x	6.6x	6.5x
Net principal debt to Cash Adjusted EBITDA (page 13) (2)	6.8x	6.8x	6.9x	7.0x	6.9x

Outstanding Classes of Stock and Partnership Units	At 12/31/17	At 9/30/17	At 6/30/17	At 3/31/17	At 12/31/16
Common shares outstanding (page 13)	304,620	304,937	304,936	304,893	304,343
Exchangeable OP Units held by non-controlling interests (page 13)	—	—	—	—	378
Total	304,620	304,937	304,936	304,893	304,721
Repurchase of shares	327	—	—	—	—

Summary Portfolio Statistics (3)	At 12/31/17	At 9/30/17	At 6/30/17	At 3/31/17	At 12/31/16
Number of properties (page 29)	486	498	507	510	512
Percent billed (page 29)	90.3%	89.6%	89.9%	90.4%	90.7%
Percent leased (page 29)	92.2%	91.6%	92.0%	92.5%	92.8%
ABR PSF (page 29)	$13.47	$13.28	$13.21	$13.12	$12.99
New lease rent spread (page 31)	42.7%	20.7%	36.1%	36.7%	39.3%
New & renewal lease rent spread (page 31)	16.0%	12.7%	16.8%	16.4%	19.1%
Total - new, renewal & option lease rent spread (page 31)	13.9%	10.2%	13.7%	13.4%	14.5%
Total - new, renewal & option GLA (page 31)	2,918,966	3,419,078	2,896,416	2,664,063	2,974,137

2018 Guidance	Current	Previous (at 12/5/17)
NAREIT FFO per diluted share (4)(5)	$1.95 - $2.04	$1.95 - $2.04
Same property NOI growth	1.00% - 1.50%	1.00% - 1.50%

(1) Reflects same property NOI as reported for the specified period.
(2) For purposes of financial ratios, Adjusted EBITDA and Cash Adjusted EBITDA are annualized based on the current quarter results.
(3) Prior periods are not adjusted for sold properties.
(4) Does not include any expectations of one-time items, including, but not limited to, litigation, investigative and other non-routine legal expenses.
(5) Includes prospective capital recycling.

Supplemental Disclosure - Three Months Ended December 31, 2017	Page 3

FINANCIAL SUMMARY

Supplemental Disclosure Three Months Ended December 31, 2017

CONSOLIDATED BALANCE SHEETS
Unaudited, dollars in thousands, except share information

	As of	As of
	12/31/17	12/31/16
Assets
Real estate
Land	$1,984,309	$2,006,655
Buildings and tenant improvements	8,063,871	8,043,855
Construction in progress	81,214	121,817
Lease intangibles	792,097	836,731
	10,921,491	11,009,058
Accumulated depreciation and amortization	(2,361,070)	(2,167,054)
Real estate, net	8,560,421	8,842,004
Investments in and advances to unconsolidated joint venture	—	7,921
Cash and cash equivalents	56,938	51,402
Restricted cash	53,839	51,467
Marketable securities	28,006	25,573
Receivables, net of allowance for doubtful accounts of $17,205 and $16,756	232,111	178,216
Deferred charges and prepaid expenses, net	147,508	122,787
Other assets	75,103	40,315
Total assets	$9,153,926	$9,319,685

Liabilities
Debt obligations, net	$5,676,238	$5,838,889
Accounts payable, accrued expenses and other liabilities	569,340	553,636
Total liabilities	6,245,578	6,392,525

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
304,947,144 and 304,343,141 shares issued and 304,620,186 and 304,343,141
shares outstanding	3,046	3,043
Additional paid-in capital	3,330,466	3,324,874
Accumulated other comprehensive income	24,211	21,519
Distributions in excess of net income	(449,375)	(426,552)
Total stockholders' equity	2,908,348	2,922,884
Non-controlling interests	—	4,276
Total equity	2,908,348	2,927,160
Total liabilities and equity	$9,153,926	$9,319,685

Supplemental Disclosure - Three Months Ended December 31, 2017	Page 5

CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Twelve Months Ended
	12/31/17	12/31/16	12/31/17	12/31/16

Revenues
Rental income	$247,113	$253,538	$997,089	$998,118
Expense reimbursements	71,918	69,604	278,636	270,548
Other revenues	1,029	892	7,455	7,106
Total revenues	320,060	324,034	1,283,180	1,275,772

Operating expenses
Operating costs	35,137	35,922	136,092	133,429
Real estate taxes	43,490	43,601	179,097	174,487
Depreciation and amortization	89,988	92,668	375,028	387,302
Provision for doubtful accounts	1,300	2,603	5,323	9,182
Impairment of real estate assets	12,721	3,183	40,104	5,154
General and administrative	25,204	22,539	92,247	92,248
Total operating expenses	207,840	200,516	827,891	801,802

Other income (expense)
Dividends and interest	131	61	365	542
Interest expense	(56,076)	(55,189)	(226,660)	(226,671)
Gain on sale of real estate assets	13,927	25,381	68,847	35,613
Gain (loss) on extinguishment of debt, net	10	117	498	(832)
Other	(316)	(699)	(2,907)	(4,957)
Total other expense	(42,324)	(30,329)	(159,857)	(196,305)

Income before equity in income of unconsolidated joint venture	69,896	93,189	295,432	277,665
Equity in income of unconsolidated joint venture	—	129	381	477
Gain on disposition of unconsolidated joint venture interest	—	—	4,556	—
Net income	69,896	93,318	300,369	278,142
Net income attributable to non-controlling interests	—	(115)	(76)	(2,514)
Net income attributable to Brixmor Property Group Inc.	69,896	93,203	300,293	275,628
Preferred stock dividends	—	(150)	(39)	(150)
Net income attributable to common stockholders	$69,896	$93,053	$300,254	$275,478

Per common share:
Net income attributable to common stockholders:
Basic	$0.23	$0.31	$0.98	$0.91
Diluted	$0.23	$0.31	$0.98	$0.91
Weighted average shares:
Basic	304,892	304,292	304,834	301,601
Diluted	305,265	305,192	305,281	305,060

Supplemental Disclosure - Three Months Ended December 31, 2017	Page 6

EBITDA
Unaudited, dollars in thousands

	Three Months Ended		Twelve Months Ended
	12/31/17	12/31/16	12/31/17	12/31/16

Net income	$69,896	$93,318	$300,369	$278,142
Interest expense - continuing operations	56,076	55,189	226,660	226,671
Interest expense - unconsolidated joint venture	—	28	—	154
Federal and state taxes	(75)	728	2,434	3,332
Depreciation and amortization - continuing operations	89,988	92,668	375,028	387,302
Depreciation and amortization - unconsolidated joint venture	—	20	56	88
EBITDA	$215,885	$241,951	$904,547	$895,689

EBITDA	$215,885	$241,951	$904,547	$895,689
Gain on disposition of operating properties	(13,927)	(25,381)	(68,847)	(35,613)
Gain on disposition of unconsolidated joint venture interest	—	—	(4,556)	—
Impairment of real estate assets	12,721	3,183	40,104	5,154
(Gain) loss on extinguishment of debt, net	(10)	(117)	(498)	832
Litigation and other non-routine legal expenses	2,184	852	5,813	1,810
Transaction expenses	167	209	371	505
Shareholder equity offering expenses	—	84	—	848
Audit committee review expenses	—	—	—	3,711
Executive severance expenses	—	—	—	2,260
Executive equity based compensation (1)	—	—	—	88
Total adjustments	1,135	(21,170)	(27,613)	(20,405)
Adjusted EBITDA	$217,020	$220,781	$876,934	$875,284

Adjusted EBITDA	$217,020	$220,781	$876,934	$875,284
Straight-line rental income, net (2)	(3,965)	(4,625)	(18,449)	(14,463)
Amortization of above- and below-market rent and tenant inducements, net (3)	(6,011)	(7,982)	(27,460)	(36,748)
Straight-line ground rent expense (4)	30	60	134	1,035
Total adjustments	(9,946)	(12,547)	(45,775)	(50,176)
Cash adjusted EBITDA	$207,074	$208,234	$831,159	$825,108

(1) Represents equity based compensation expense associated with executive departures for the twelve months ended December 31, 2016.
(2) Includes unconsolidated joint venture Montecito Marketplace straight-line rental expense, net of $2 at pro rata share for the twelve months ended December 31, 2017; and straight-line rental income, net of $14 and $19 at pro rata share for the three and twelve months ended December 31, 2016, respectively. Montecito Marketplace was sold on August 8, 2017.

(3) Includes unconsolidated joint venture Montecito Marketplace amortization of above- and below-market rent and tenant inducements of $15 at pro rata share for the twelve months ended December 31, 2017; and amortization of above- and below-market rent and tenant inducements of $7 and $29 at pro rata share for the three and twelve months ended December 31, 2016, respectively. Montecito Marketplace was sold on August 8, 2017.

(4) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended December 31, 2017	Page 7

FUNDS FROM OPERATIONS (FFO)
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Twelve Months Ended
	12/31/17	12/31/16	12/31/17	12/31/16

Net income	$69,896	$93,318	$300,369	$278,142
Gain on disposition of operating properties	(13,927)	(25,381)	(68,847)	(35,613)
Gain on disposition of unconsolidated joint venture interest	—	—	(4,556)	—
Depreciation and amortization- real estate related- continuing operations	89,015	91,892	371,255	384,187
Depreciation and amortization- real estate related- unconsolidated joint venture	—	20	56	88
Impairment of operating properties	12,721	3,183	40,104	5,154
NAREIT FFO	$157,705	$163,032	$638,381	$631,958

NAREIT FFO per share/OP Unit - diluted	$0.52	$0.53	$2.09	$2.07
Weighted average shares/OP Units outstanding - basic and diluted	305,265	305,191	305,281	305,059

Items that impact FFO comparability
Gain (loss) on extinguishment of debt, net	$10	$117	$498	$(832)
Litigation and other non-routine legal expenses	(2,184)	(852)	(5,813)	(1,810)
Transaction expenses	(167)	(209)	(371)	(505)
Shareholder equity offering expenses	—	(84)	—	(848)
Audit committee review expenses	—	—	—	(3,711)
Executive severance expenses	—	—	—	(2,260)
Executive equity based compensation (1)	—	—	—	(88)
Total items that impact FFO comparability	$(2,341)	$(1,028)	$(5,686)	$(10,054)
Items that impact FFO comparability, net per share	$(0.01)	$(0.00)	$(0.02)	$(0.03)

Additional Disclosures
Straight-line rental income, net (2)	$3,965	$4,625	$18,449	$14,463
Amortization of above- and below-market rent and tenant inducements, net (3)	6,011	7,982	27,460	36,748
Straight-line ground rent expense (4)	(30)	(60)	(134)	(1,035)

Dividends declared per share/OP Unit	$0.275	$0.260	$1.055	$0.995
Share/OP Unit Dividends declared	$83,771	$79,245	$321,610	$303,177
Share/OP Unit Dividend payout ratio (as % of NAREIT FFO)	53.1%	48.6%	50.4%	48.0%

(1) Represents equity based compensation expense associated with executive departures for the twelve months ended December 31, 2016.
(2) Includes unconsolidated joint venture Montecito Marketplace straight-line rental expense, net of $2 at pro rata share for the twelve months ended December 31, 2017; and straight-line rental income, net of $14 and $19 at pro rata share for the three and twelve months ended December 31, 2016, respectively. Montecito Marketplace was sold on August 8, 2017.

(3) Includes unconsolidated joint venture Montecito Marketplace amortization of above- and below-market rent and tenant inducements of $15 at pro rata share for the twelve months ended December 31, 2017; and amortization of above- and below-market rent and tenant inducements of $7 and $29 at pro rata share for the three and twelve months ended December 31, 2016, respectively. Montecito Marketplace was sold on August 8, 2017.

(4) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended December 31, 2017	Page 8

SUPPLEMENTAL BALANCE SHEET DETAIL
Unaudited, dollars in thousands

	As of	As of
	12/31/17	12/31/16

Receivables, net
Straight-line rent receivable	$118,972	$101,675
Tenant receivables	95,447	88,878
Allowance for doubtful accounts	(17,205)	(16,756)
Insurance receivable (1)	28,000	—
Other	6,897	4,419
Total receivables, net	$232,111	$178,216

Deferred charges and prepaid expenses, net
Deferred charges, net	$127,778	$102,777
Prepaid expenses, net	19,730	20,010
Total deferred charges and prepaid expenses, net	$147,508	$122,787

Other assets
Real estate assets held for sale	$27,081	$—
Interest rate swaps	24,420	21,605
Furniture, fixtures and leasehold improvements, net	18,341	16,000
Other	5,261	2,710
Total other assets	$75,103	$40,315

Accounts payable, accrued expenses and other liabilities
Accounts payable and other accrued expenses	$229,517	$204,059
Below market leases, net	181,806	223,505
Dividends payable	85,597	80,612
Accrued litigation (1)	28,000	—
Other	44,420	45,460
Total accounts payable, accrued expenses and other liabilities	$569,340	$553,636

(1) The Company entered into a settlement agreement to settle a class action lawsuit filed in March 2016. The agreed upon settlement amount is within the coverage amount of the Company’s applicable insurance policies. For additional information, refer to Form 10-K, filed with the Securities and Exchange Commission on February 12, 2018.

Supplemental Disclosure - Three Months Ended December 31, 2017	Page 9

NOI & SUPPLEMENTAL STATEMENT OF OPERATIONS DETAIL
Unaudited, dollars in thousands

	Three Months Ended		Twelve Months Ended
	12/31/17	12/31/16	12/31/17	12/31/16
Net Operating Income Detail (1)
Base rent	$231,536	$231,538	$928,210	$917,746
Ancillary and other	4,535	4,031	16,441	16,289
Expense reimbursements	71,918	69,604	278,636	270,548
Percentage rents	1,029	526	7,135	5,885
Operating costs	(35,107)	(35,862)	(135,958)	(132,394)
Real estate taxes	(43,490)	(43,601)	(179,097)	(174,487)
Provision for doubtful accounts	(1,300)	(2,603)	(5,323)	(9,182)
Net operating income	$229,121	$223,633	$910,044	$894,405

Operating Ratios
NOI margin (NOI / revenues)	74.1%	73.2%	74.0%	73.9%
Expense recovery ratio (expense reimbursements / (operating costs + real estate taxes))	91.5%	87.6%	88.4%	88.2%

Reconciliation of Net Operating Income to Net Income Attributable to Common Stockholders
Net operating income	$229,121	$223,633	$910,044	$894,405
Lease termination fees	1,066	5,383	6,542	12,920
Straight-line rental income, net	3,965	4,611	18,451	14,444
Amortization of above- and below-market rent and tenant inducements, net	6,011	7,975	27,445	36,719
Fee income	—	366	320	1,221
Straight-line ground rent expense (2)	(30)	(60)	(134)	(1,035)
Depreciation and amortization	(89,988)	(92,668)	(375,028)	(387,302)
Impairment of real estate assets	(12,721)	(3,183)	(40,104)	(5,154)
General and administrative	(25,204)	(22,539)	(92,247)	(92,248)
Total other expense	(42,324)	(30,329)	(159,857)	(196,305)
Equity in income of unconsolidated joint venture	—	129	381	477
Gain on disposition of unconsolidated joint venture interest	—	—	4,556	—
Net income attributable to non-controlling interests	—	(115)	(76)	(2,514)
Preferred stock dividends	—	(150)	(39)	(150)
Net income attributable to common stockholders	$69,896	$93,053	$300,254	$275,478

Supplemental Statement of Operations Detail
Rental income
Base rent	$231,536	$231,538	$928,210	$917,746
Lease termination fees	1,066	5,383	6,542	12,920
Straight-line rental income, net	3,965	4,611	18,451	14,444
Amortization of above- and below-market rent and tenant inducements, net	6,011	7,975	27,445	36,719
Ancillary and other	4,535	4,031	16,441	16,289
Total rental income	$247,113	$253,538	$997,089	$998,118

Other revenues
Percentage rents	$1,029	$526	$7,135	$5,885
Fee income	—	366	320	1,221
Total other revenues	$1,029	$892	$7,455	$7,106

Other (income) expense
Interest expense
Mortgage, note and other interest	$44,879	$43,314	$181,367	$180,337
Unsecured credit facility and term loan interest	11,138	12,752	46,590	53,932
Capitalized interest	(677)	(952)	(2,945)	(2,870)
Deferred financing cost amortization	1,688	1,881	6,971	7,708
Debt premium amortization, net	(952)	(1,806)	(5,323)	(12,436)
Total interest expense	$56,076	$55,189	$226,660	$226,671

Other
Federal and state taxes	$(75)	$728	$2,434	$3,332
Other	391	(29)	473	1,625
Total other	$316	$699	$2,907	$4,957

Additional G&A Disclosures
Equity based compensation (3)	2,639	3,528	10,477	11,569
Capitalized direct leasing compensation costs	3,553	3,048	14,173	14,508
Capitalized direct construction compensation costs	2,342	1,730	8,142	6,571

(1) NOI excludes unconsolidated joint venture Montecito Marketplace NOI of $461 at pro rata share for the twelve months ended December 31, 2017; and NOI of $180 and $732 at pro rata share for the three and twelve months ended December 31, 2016, respectively. Montecito Marketplace was sold on August 8, 2017.

(2) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.
(3) Includes amortization of non-cash equity based compensation, including forfeitures of $88 associated with executive departures for the twelve months ended December 31, 2016.

Supplemental Disclosure - Three Months Ended December 31, 2017	Page 10

SAME PROPERTY NOI ANALYSIS
Unaudited, dollars in thousands

	Three Months Ended			Twelve Months Ended
	12/31/17	12/31/16	Change	12/31/17	12/31/16	Change
Same Property NOI Analysis
Number of properties	479	479	—	479	479	—
Percent billed	90.3%	90.7%	(0.4%)	90.3%	90.7%	(0.4%)
Percent leased	92.2%	92.9%	(0.7%)	92.2%	92.9%	(0.7%)

Revenues
Base rent	$225,663	$221,932		$895,447	$877,117
Ancillary and other	4,397	3,817		15,804	15,599
Expense reimbursements	69,698	66,731		268,690	259,261
Percentage rents	1,029	564		7,023	5,711
	300,787	293,044	2.6%	1,186,964	1,157,688	2.5%
Operating expenses
Operating costs	(36,987)	(35,604)		(134,172)	(128,027)
Real estate taxes	(42,185)	(41,870)		(172,644)	(167,796)
Provision for doubtful accounts	(1,013)	(2,655)		(4,809)	(8,780)
	(80,185)	(80,129)	0.1%	(311,625)	(304,603)	2.3%
Same property NOI	$220,602	$212,915	3.6%	$875,339	$853,085	2.6%

Same property NOI excluding redevelopments (1)	$204,358	$198,123	3.1%	$812,418	$794,194	2.3%

NOI margin	73.3%	72.7%		73.7%	73.7%
Expense recovery ratio	88.0%	86.1%		87.6%	87.6%

Percent contribution to same property NOI growth:
	Change	Percent Contribution		Change	Percent Contribution
Base rent	$3,731	1.7%		$18,330	2.1%
Ancillary and other	580	0.3%		205	0.0%
Net recoveries	1,269	0.6%		(1,564)	(0.2%)
Percentage rents	465	0.2%		1,312	0.2%
Provision for doubtful accounts	1,642	0.8%		3,971	0.5%
		3.6%			2.6%

Reconciliation of Net Income Attributable to Common Stockholders to Same Property NOI
Same property NOI	$220,602	$212,915		$875,339	$853,085
Adjustments:
Non-same property NOI	8,519	10,718		34,705	41,320
Lease termination fees	1,066	5,383		6,542	12,920
Straight-line rental income	3,965	4,611		18,451	14,444
Amortization of above- and below-market rent and tenant inducements, net	6,011	7,975		27,445	36,719
Fee income	—	366		320	1,221
Straight-line ground rent expense	(30)	(60)		(134)	(1,035)
Depreciation and amortization	(89,988)	(92,668)		(375,028)	(387,302)
Impairment of real estate assets	(12,721)	(3,183)		(40,104)	(5,154)
General and administrative	(25,204)	(22,539)		(92,247)	(92,248)
Total other expense	(42,324)	(30,329)		(159,857)	(196,305)
Equity in income of unconsolidated joint venture	—	129		381	477
Gain on disposition of unconsolidated joint venture interest	—	—		4,556	—
Net income attributable to non-controlling interests	—	(115)		(76)	(2,514)
Preferred stock dividends	—	(150)		(39)	(150)
Net income attributable to common stockholders	$69,896	$93,053		$300,254	$275,478

(1) Redevelopments include only projects completed in the last comparable twelve month period and all in process projects. See page 2 for reconciliation.

Supplemental Disclosure - Three Months Ended December 31, 2017	Page 11

CAPITAL EXPENDITURES
Unaudited, dollars in thousands

	Three Months Ended	Twelve Months Ended
	12/31/17	12/31/17

Leasing related:
Tenant improvements and tenant inducements	$14,736	$71,735
External leasing commissions	1,994	8,374
	16,730	80,109

Value-enhancing:
Anchor space repositionings	18,060	36,621
Outparcel developments	2,739	7,034
Redevelopments	16,129	47,171
New development	6,406	18,555
Other (1)	5,989	6,093
	49,323	115,474

Maintenance capital expenditures	23,381	41,272

	$89,434	$236,855

(1) Includes, but is not limited to, minor value-enhancing projects, LED lighting upgrades and solar array installations.
Includes unconsolidated joint venture, Montecito Marketplace, at pro rata share. Montecito Marketplace was sold on August 8, 2017.

Supplemental Disclosure - Three Months Ended December 31, 2017	Page 12

CAPITALIZATION, LIQUIDITY & DEBT RATIOS
Unaudited, dollars and shares in thousands except per share amounts

			As of	As of
			12/31/17	12/31/16
Equity Capitalization:
Common shares outstanding			304,620	304,343
Exchangeable OP Units held by non-controlling interests			—	378
			304,620	304,721
Common share price			$18.66	$24.42
Total equity capitalization			$5,684,209	$7,441,287

Debt:
Revolving credit facility			$—	$122,000
Term loans			1,585,000	2,100,000
Unsecured notes			3,218,453	2,318,453
Secured mortgages			902,717	1,312,292
Total principal debt			5,706,170	5,852,745
Add: Net unamortized premium			1,836	16,092
Less: Deferred financing fees			(31,768)	(29,948)
Total debt			5,676,238	5,838,889
Less: cash, cash equivalents and restricted cash			(110,777)	(102,869)
Net debt			$5,565,461	$5,736,020

Total market capitalization:			$11,249,670	$13,177,307

Liquidity:
Cash and cash equivalents and restricted cash			$110,777	$102,869
Available under revolving credit facility (1)			1,249,329	1,128,000
			$1,360,106	$1,230,869

Ratios:
Principal debt to total market capitalization			50.7%	44.4%
Principal debt to total assets, before depreciation			49.6%	51.0%
Secured principal debt to total assets, before depreciation			7.8%	11.4%
Net principal debt to Adjusted EBITDA (2)			6.4x	6.5x
Net principal debt to Cash Adjusted EBITDA (2)			6.8x	6.9x
Unencumbered assets to unsecured debt			1.9x	1.9x
Interest coverage (Adjusted EBITDA / interest expense) (2)			3.9x	4.0x
Debt service coverage (Adjusted EBITDA / (interest expense + scheduled principal payments)) (2)			3.6x	3.6x
Fixed charge coverage (Adjusted EBITDA / (interest expense + scheduled principal payments +
preferred dividends)) (2)			3.6x	3.6x

			As of	As of
			12/31/17	12/31/16
Percentage of total debt:
Fixed			96.8%	86.0%
Variable			3.2%	14.0%
Unencumbered summary:
Percent of properties			75.3%	72.8%
Percent of ABR			79.0%	75.9%
Percent of NOI			79.5%	76.1%
Weighted average maturity (years):
Fixed			5.1	5.2
Variable			6.6	1.9
Total			5.2	4.7

Credit Ratings & Outlook:

Fitch Ratings	BBB-	Stable
Moody's Investors Service	Baa3	Stable
Standard & Poor's Ratings Services	BBB-	Stable

(1) Funds available under the revolving credit facility are reduced by an outstanding letter of credit of $671.
(2) For purposes of financial ratios, Adjusted EBITDA and Cash Adjusted EBITDA are annualized based on the current quarter results.
Excludes unconsolidated joint venture, Montecito Marketplace. Montecito Marketplace was sold on August 8, 2017.

Supplemental Disclosure - Three Months Ended December 31, 2017	Page 13

DEBT OVERVIEW
Unaudited, dollars in thousands

Maturity Schedule - Debt obligations
	Year		Scheduled Amortization	Scheduled Maturities	Total	Weighted Avg Stated Interest Rate
	2018		$18,118	$185,000	$203,118	2.53%
	2019		18,679	600,000	618,679	2.38%
	2020		14,445	658,250	672,695	6.15%
	2021		—	686,225	686,225	3.49%
	2022		—	500,000	500,000	3.88%
	2023		—	500,000	500,000	3.25%
	2024		—	807,000	807,000	3.43%
	2025		—	700,000	700,000	3.85%
	2026		—	607,542	607,542	4.17%
	2027		—	400,000	400,000	3.90%
	2028+		—	10,911	10,911	7.08%
	Total Debt Maturities		$51,242	$5,654,928	$5,706,170	3.81%

			Net unamortized premium		1,836
			Deferred financing costs		(31,768)
			Debt obligations, net		$5,676,238

Detailed Maturity Schedule - Debt obligations
	Fixed Rate Secured Mortgages			Fixed Rate Unsecured Notes (1)		Variable Rate and Fixed Rate Unsecured Credit Facility / Term Loans (1)

Year	Scheduled Amortization	Scheduled Maturities	Weighted Avg Stated Interest Rate	Scheduled Maturities	Weighted Avg Stated Interest Rate	Scheduled Maturities	Weighted Avg Stated Interest Rate
2018	$18,118	$—	6.22%	$—	—	$185,000	2.17%
2019	18,679	—	6.17%	—	—	600,000	2.26%
2020	14,445	658,250	6.15%	—	—	—	—
2021	—	186,225	6.24%	—	—	500,000	2.46%
2022	—	—	—	500,000	3.88%	—	—
2023	—	—	—	500,000	3.25%	—	—
2024	—	7,000	4.40%	500,000	3.65%	300,000	3.05%
2025	—	—	—	700,000	3.85%	—	—
2026	—	—	—	607,542	4.17%	—	—
2027	—	—	—	400,000	3.90%	—	—
2028+	—	—	—	10,911	7.08%	—	—
Total Debt Maturities	$51,242	$851,475	6.16%	$3,218,453	3.81%	$1,585,000	2.46%

(1) No scheduled amortization prior to maturity dates.

Supplemental Disclosure - Three Months Ended December 31, 2017	Page 14

SUMMARY OF OUTSTANDING DEBT
Unaudited, dollars in thousands

		Outstanding	Weighted Average	Maturity	Percent of
Loan / Property Name		Balance	Stated Interest Rate	Date	Total Indebtedness

FIXED RATE DEBT:
Secured Mortgages
Christmas Tree Plaza		$569	7.89%	5/11/18	0.01%
LP - JPM CMBS (72 properties)		340,621	6.27%	8/1/20	5.97%
Monroe Plaza		8,054	6.50%	8/1/20	0.14%
Bethel Park Shopping Center		9,358	6.50%	8/1/20	0.16%
Ivyridge		13,054	6.50%	8/1/20	0.23%
Roosevelt Mall		46,536	6.50%	8/1/20	0.82%
Inland (Brixmor/IA, LLC) - Pool A (9 properties)		96,526	5.91%	12/6/20	1.69%
Inland (Brixmor/IA, LLC) - Pool B (8 properties)		88,407	5.91%	12/6/20	1.55%
Inland (Brixmor/IA, LLC) - Pool C (7 properties)		94,716	5.91%	12/31/20	1.66%
REIT 20 LP 51 A (4 properties)		45,917	6.24%	1/6/21	0.81%
REIT 20 LP 45 B (4 properties)		41,283	6.24%	1/6/21	0.72%
REIT 20 LP 42 C (4 properties)		38,593	6.24%	1/6/21	0.68%
REIT 20 LP 37 D (3 properties)		33,328	6.24%	1/6/21	0.58%
REIT 20 LP 43 E (4 properties)		38,755	6.24%	1/6/21	0.68%
Larchmont Centre		7,000	4.40%	3/1/24	0.12%
TOTAL FIXED RATE SECURED MORTGAGES		902,717	6.16%		15.82%

Unsecured fixed rate debt
Term Loan Facility - Tranche A (1)		$185,000	2.17%	7/31/18	3.24%
Term Loan Facility - $600M (2)		600,000	2.26%	3/18/19	10.52%
Term Loan Facility - Tranche B (3)		500,000	2.46%	7/31/21	8.76%
Term Loan Facility - $300M (4)		115,000	2.72%	7/26/24	2.02%
TOTAL UNSECURED FIXED RATE DEBT		1,400,000	2.36%		24.54%

Unsecured Notes
3.88%, 2022 Brixmor OP Notes		$500,000	3.88%	8/15/22	8.76%
3.25%, 2023 Brixmor OP Notes		500,000	3.25%	9/15/23	8.76%
3.65%, 2024 Brixmor OP Notes		500,000	3.65%	6/15/24	8.76%
3.85%, 2025 Brixmor OP Notes		700,000	3.85%	2/28/25	12.27%
4.13%, 2026 Brixmor OP Notes		600,000	4.13%	6/15/26	10.51%
7.97%, 2026 Brixmor LLC Notes		694	7.97%	8/14/26	0.01%
7.65%, 2026 Brixmor LLC Notes		6,100	7.65%	11/2/26	0.11%
7.68%, 2026 Brixmor LLC Notes I		748	7.68%	11/2/26	0.01%
3.90%, 2027 Brixmor OP Notes		400,000	3.90%	3/15/27	7.01%
6.90%, 2028 Brixmor LLC Notes I		2,222	6.90%	2/15/28	0.04%
6.90%, 2028 Brixmor LLC Notes II		5,486	6.90%	2/15/28	0.10%
7.50%, 2029 Brixmor LLC Notes		3,203	7.50%	7/30/29	0.06%
TOTAL FIXED RATE UNSECURED NOTES		3,218,453	3.81%		56.40%

TOTAL FIXED RATE DEBT		$5,521,170	3.82%		96.76%

VARIABLE RATE DEBT:
Unsecured variable rate debt
Term Loan Facility - $300M (Libor + 190 bps)		$185,000	3.26%	7/26/24	3.24%
TOTAL UNSECURED VARIABLE RATE DEBT		185,000	3.26%		3.24%

TOTAL VARIABLE RATE DEBT		$185,000	3.26%		3.24%

TOTAL DEBT OBLIGATIONS		$5,706,170	3.81%		100.00%

	Net unamortized premium	1,836
	Deferred financing costs	(31,768)
	DEBT OBLIGATIONS, NET	$5,676,238

(1) Effective November 1, 2016, $185,000 of the Term Loan Facility - Tranche A is swapped from one-month Libor to a fixed rate of 0.8165% (plus a spread of 135bps) through July 31, 2018.
(2) Effective November 1, 2016, $200,000 of the Term Loan Facility - $600M is swapped from one-month Libor to a combined fixed rate of 0.818% (plus a spread of 140bps) through July 31, 2018, and the remaining $400,000 is swapped from one-month Libor to a fixed rate of 0.878% (plus a spread of 140bps) through March 18, 2019.

(3) Effective November 1, 2016, the $500,000 Term Loan Facility - Tranche B is swapped from one-month Libor to a fixed rate of 1.113% (plus a spread of 135bps) through July 30, 2021.
(4) Effective July 28, 2017, $115,000 of the Term Loan Facility - $300M is swapped from one-month Libor to a fixed rate of 0.8165% (plus a spread of 190bps) through July 31, 2018.

Supplemental Disclosure - Three Months Ended December 31, 2017	Page 15

COVENANT DISCLOSURE
Unaudited, dollars in thousands

Unsecured OP Notes Covenant Disclosure
	Covenants	As of 12/31/17

I. Aggregate debt test	< 65%	50.3%
Total Debt		5,676,238
Total Assets		11,282,882

II. Secured debt test	< 40%	8.1%
Total Secured Debt		917,945
Total Assets		11,282,882

III. Unencumbered asset ratio	> 150%	187.8%
Total Unencumbered Assets		8,937,713
Unsecured Debt		4,758,293

IV. Debt service test	> 1.5x	3.9x
Consolidated EBITDA		866,986
Annual Debt Service Charge		222,327

For detailed descriptions of the unsecured OP notes covenant calculations and definitions of capitalized terms please refer to the Prospectus Supplements filed by the OP with the Securities and Exchange Commission on January 15, 2015, August 3, 2015, June 6, 2016, August 17, 2016, March 3, 2017 and June 5, 2017 and the
notes and indenture incorporated therein by reference.

Unsecured Credit Facility Covenant Disclosure
	Covenants	As of 12/31/17

I. Leverage ratio	< 60%	41.2%
Total Outstanding Indebtedness		5,706,170
Balance Sheet Cash		123,172
Total Asset Value		13,560,362

II. Secured leverage ratio	< 40%	5.7%
Total Secured Indebtedness		902,717
Balance Sheet Cash		123,172
Total Asset Value		13,560,362

III. Unsecured leverage ratio	< 60%	44.0%
Total Unsecured Indebtedness		4,803,453
Unrestricted Cash		69,332
Unencumbered Asset Value		10,767,797

IV. Fixed charge coverage ratio	> 1.5x	3.7x
Total Net Operating Income		912,727
Capital Expenditure Reserve		12,422
Fixed Charges		240,653

For detailed descriptions of the unsecured credit facility covenant calculations and definitions of capitalized terms please refer to the Amended Revolving Credit and Term Loan Agreement, dated as of July 25, 2016 filed as Exhibit 10.5 to Form 10-Q, filed with the Securities and Exchange Commission on July 25, 2016.

Supplemental Disclosure - Three Months Ended December 31, 2017	Page 16

INVESTMENT SUMMARY

Supplemental Disclosure Three Months Ended December 31, 2017

ACQUISITIONS
Dollars in thousands, except ABR PSF

Property Name	MSA	Purchase Date	Purchase Price	GLA / Acres	Percent Leased	ABR PSF	Major Tenants

Three Months Ended 3/31/17
Outparcel building adjacent to Annex of Arlington	Chicago-Naperville-Elgin, IL-IN-WI	2/9/17	$1,000	5,760	100.0%	$32.83	—
Outparcel adjacent to Northeast Plaza	Atlanta-Sandy Springs-Roswell, GA	2/28/17	1,500	2.11 acres	—	—	—
Arborland Center	Ann Arbor, MI	3/1/17	102,000	403,536	96.4%	16.18	Kroger, Nordstrom Rack, Marshalls, Ulta, DSW, Starbucks
			$104,500	409,296
				/ 2.11 acres

Three Months Ended 6/30/17
Building adjacent to Preston Park	Dallas-Fort Worth-Arlington, TX	4/28/17	$3,980	31,080	100.0%	$7.72	Infinite Bounds
Outparcel building adjacent to Cobblestone Village	Jacksonville, FL	5/11/17	1,300	4,403	100.0%	22.46	Black Molly Grill
Outparcel adjacent to Wynnewood Village	Dallas-Fort Worth-Arlington, TX	5/12/17	1,600	1.38 acres	—	—	—
			$6,880	35,483
				/ 1.38 acres

Three Months Ended 12/31/17
Upland Town Square	Riverside-San Bernardino-Ontario, CA	11/6/17	$31,700	100,350	87.9%	$19.37	Sprouts Farmers Market
Venice Village Shoppes	North Port-Sarasota-Bradenton, FL	11/6/17	33,460	175,054	88.0%	13.48	Publix, Jo-Ann Fabric & Craft Stores, Planet Fitness
Plaza By The Sea	Los Angeles-Long Beach-Anaheim, CA	12/1/17	13,200	49,089	93.6%	14.82	Stater Bros.
			$78,360	324,493

	TOTAL - TWELVE MONTHS ENDED 12/31/17		$189,740	769,272
				/ 3.49 acres

Supplemental Disclosure - Three Months Ended December 31, 2017	Page 18

DISPOSITIONS
Dollars in thousands, except ABR PSF

Property Name	MSA	Sale Date	Sale Price	GLA / Acres	Percent Leased	ABR PSF (1)	Major Tenants

Three Months Ended 3/31/17
Killingly Plaza	Worcester, MA-CT	2/27/17	$6,700	76,960	98.7%	$8.02	Kohl's
North Park	Macon, GA	3/31/17	17,200	216,795	98.8%	6.40	Kroger, Kmart
Perry Marketplace	Warner Robins, GA	3/31/17	11,565	179,973	78.4%	7.11	Kroger, Ace Hardware, Bealls Outlet, Goody's
			$35,465	473,728

Three Months Ended 6/30/17
Walmart Supercenter at Liberty Plaza	Baltimore-Columbia-Towson, MD	5/17/17	$28,525	160,908	100.0%	$10.63	n/a
Eustis Village	Orlando-Kissimmee-Sanford, FL	5/19/17	23,500	156,927	96.9%	11.47	Publix, Bealls Outlet
Walmart at Market Centre	Elkhart-Goshen, IN	6/14/17	1,950	116,215	100.0%	3.66	n/a
Fitchburg Ridge Shopping Center	Madison, WI	6/21/17	5,750	50,555	83.6%	12.08	Wisconsin Dialysis
McKinley Plaza	Buffalo-Cheektowaga-Niagara Falls, NY	6/29/17	15,750	95,544	97.9%	15.13	A.C. Moore, David's Bridal, T.J.Maxx
			$75,475	580,149

Three Months Ended 9/30/17
Frankfort Crossing Shopping Center	Chicago-Naperville-Elgin, IL-IN-WI	7/6/17	$20,750	114,534	93.3%	$12.96	Jewel-Osco, Ace Hardware
Montecito Marketplace (2)	Las Vegas-Henderson-Paradise, NV	8/8/17	12,710	190,434	100.0%	30.76	Smith's, T.J.Maxx
Rising Sun Towne Centre	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	8/30/17	22,775	146,852	100.0%	12.59	Martin's Food, Big Lots
Green River Plaza	Campbellsville, KY	8/31/17	12,903	198,315	99.0%	7.25	Kroger, Burke's Outlet, Goody's, JC Penney, Jo-Ann Fabric & Craft Stores, Tractor Supply Co.
Renaissance Center East	Las Vegas-Henderson-Paradise, NV	9/1/17	12,400	144,216	78.4%	11.63	Savers
The Shoppes at North Ridgeville	Cleveland-Elyria, OH	9/14/17	5,550	59,852	100.0%	14.82	Pat Catan's Craft Centers
Gilbertsville Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	9/26/17	9,500	85,576	95.6%	10.19	Weis Markets, Anytime Fitness, National Auto Stores, Wine & Spirits
Hornell Plaza	Corning, NY	9/29/17	24,850	253,335	100.0%	8.32	Wegmans, Dollar Tree, Walmart
Genesee Valley Shopping Center	Rochester, NY	9/29/17	18,550	191,314	89.3%	9.82	Wegmans, Peebles, PetSmart, Tractor Supply Co.
			$139,988	1,384,428

Three Months Ended 12/31/17 (3)
Port Washington	New York-Newark-Jersey City, NY-NJ-PA	12/5/17	$2,500	19,600	100.0%	$5.71	North Shore Farms
Remount Village Shopping Center	Charleston-North Charleston, SC	12/11/17	2,000	60,238	12.0%	11.67	-
Highland Commons	Glasgow, KY	12/15/17	3,050	130,466	100.0%	3.28	Food Lion, Kmart
Lexington Road Plaza	Lexington-Fayette, KY	12/15/17	4,850	197,668	100.0%	6.67	Kmart
Jefferson Green	Virginia Beach-Norfolk-Newport News, VA-NC	12/15/17	8,500	54,945	97.4%	14.85	DXL Destination XL, Once Upon a Child, Tuesday Morning
Shops of Tuscaloosa	Tuscaloosa, AL	12/19/17	13,250	70,242	87.0%	13.04	Publix
First Street Village	Cape Coral-Fort Myers, FL	12/19/17	12,000	54,926	97.7%	15.10	Publix
Shops at Seneca Mall	Syracuse, NY	12/21/17	3,025	230,924	66.7%	4.59	Big Lots, Kmart

Supplemental Disclosure - Three Months Ended December 31, 2017	Page 19

DISPOSITIONS
Dollars in thousands, except ABR PSF

Property Name	MSA	Sale Date	Sale Price	GLA / Acres	Percent Leased	ABR PSF (1)	Major Tenants
The Vineyards	Cleveland-Elyria, OH	12/21/17	4,950	144,820	71.8%	7.77	American Freight Furniture & Mattress, Dollar Tree, Harbor Freight Tools, Powerhouse Gym
Hunt River Commons	Providence-Warwick, RI-MA	12/22/17	15,850	148,126	83.8%	10.96	Super Stop & Shop, Marshalls, Planet Fitness
Hall Road Crossing	Detroit-Warren-Dearborn, MI	12/28/17	22,135	175,503	79.0%	14.57	Michaels, Old Navy, Ulta
Austin Town Center	Austin, MN	12/28/17	2,550	108,486	65.2%	8.32	ALDI, Jo-Ann Fabric & Craft Stores
Salisbury Marketplace	Charlotte-Concord-Gastonia, NC-SC	12/28/17	6,800	79,732	82.5%	10.28	Food Lion, Citi Trends, Family Dollar
Parkway Pointe	Springfield, IL	12/29/17	3,925	38,737	62.7%	18.94	Shoe Carnival
			$105,385	1,514,413

	TOTAL - TWELVE MONTHS ENDED 12/31/17		$356,313	3,952,718

(1) ABR PSF excludes the GLA of lessee owned leasehold improvements.
(2) Property was held in an unconsolidated joint venture in which the Company owned 20%. Sale price is presented at pro rata share.
(3) In addition, Brixmor received $150 to terminate the ground lease at Milford Center in New Haven, CT.
Major tenants includes only owned tenants.

Supplemental Disclosure - Three Months Ended December 31, 2017	Page 20

ANCHOR SPACE REPOSITIONING SUMMARY
Dollars in thousands

Property Name	MSA	Description

IN PROCESS ANCHOR SPACE REPOSITIONINGS (1)
New Projects Added To In Process Pipeline During The Three Months Ended December 31, 2017
1	Springdale - Phase I	Mobile, AL	Reconfigure two-level former Belk building and remerchandise with a 25K SF Bed Bath & Beyond, an 18K SF Cost Plus World Market, an additional junior anchor space and 50K SF of second floor space
2	Cudahy Plaza	Los Angeles-Long Beach-Anaheim, CA	Remerchandise former Kmart with a 40K SF Chuze Fitness, a 20K SF junior anchor and additional small shop space
3	Arapahoe Crossings	Denver-Aurora-Lakewood, CO	Remerchandise former Gordmans with a 40K SF Burlington Stores and a 15K SF fitness operator
4	Northgate Shopping Center	Deltona-Daytona Beach-Ormond Beach, FL	Remerchandise former Sears Essentials with a 22K SF Planet Fitness and additional junior anchor space
5	Florence Plaza - Florence Square	Cincinnati, OH-KY-IN	Rightsize existing T.J. Maxx / HomeGoods combo store to 48K SF to accommodate addition of a 23K SF A.C. Moore
6	Crossroads Centre - Pasadena	Houston-The Woodlands-Sugar Land, TX	Remerchandise and expand former Sears Outlet with a 37K SF LA Fitness
7	Northtown Plaza	Houston-The Woodlands-Sugar Land, TX	Remerchandise former Fallas Paredes with a 25K SF EL Rancho Supermercado
8	Tanglewilde Center	Houston-The Woodlands-Sugar Land, TX	Remerchandise and expand former ACE Hardware with a 19K SF ALDI
9	Winwood Town Center	Odessa, TX	Remerchandise former Hastings with a 25K SF dd's Discounts (Ross Dress for Less)
10	The Centre at Navarro	Victoria, TX	Remerchandise former Hastings with a 20K SF Planet Fitness and additional small shop space

In Process Projects
11	The Manchester Collection	Hartford-West Hartford-East Hartford, CT	Remerchandise former Thomasville Furniture and adjacent small shop space with a 17K SF Cost Plus World Market
12	Hunter's Creek Plaza	Orlando-Kissimmee-Sanford, FL	Remerchandise former LA Fitness and downsize Office Depot to accommodate a 30K SF Lucky’s Market
13	Commons of Chicago Ridge	Chicago-Naperville-Elgin, IL-IN-WI	Remerchandise former Office Depot with a 28K SF Ross Dress for Less
14	Haymarket Square & Haymarket Mall	Des Moines-West Des Moines, IA	Relocate and expand Aspen Athletic Club to 25K SF and remerchandise former Aspen Athletic Club with a 23K SF Harbor Freight Tools
15	Stony Brook I & II	Louisville/Jefferson County, KY-IN	Reconfigure approximately 15K of small shop space to accommodate expansion of existing Kroger to 116K SF Kroger Marketplace
16	Hampton Village Centre - Project 2	Detroit-Warren-Dearborn, MI	Relocate and reconfigure four small shop spaces to accommodate a 14K SF Petco
17	Ellisville Square	St. Louis, MO-IL	Remerchandise and expand former Sports Authority with a 22K SF ALDI and a 15K SF Petco
18	Bedford Grove	Manchester-Nashua, NH	Remerchandise former Hannaford with a 21K SF Boston Interiors and an additional anchor tenant
19	Franklin Square	Charlotte-Concord-Gastonia, NC-SC	Remerchandise former Michaels with a 10K SF Partners in Primary Care and additional small shop space
20	Wadsworth Crossings	Cleveland-Elyria, OH	Remerchandise former MC Sports with a 15K SF Planet Fitness
21	Dickson City Crossings	Scranton--Wilkes-Barre--Hazleton, PA	Remerchandise former sporting goods store with a 41K SF Burlington Stores and an additional junior anchor
22	The Commons at Wolfcreek	Memphis, TN-MS-AR	Remerchandise former Sports Authority with a 44K SF Dave & Busters and a 9K SF Skechers
23	Clear Lake Camino South	Houston-The Woodlands-Sugar Land, TX	Remerchandise former Hancock Fabrics and adjacent small shop spaces with a 22K SF ALDI

Number of Projects	Net Estimated Costs (2)	Gross Costs to Date	Expected NOI Yield (2)
Total In Process	23	$81,300	$23,129	9% - 14%

Supplemental Disclosure - Three Months Ended December 31, 2017	Page 21

ANCHOR SPACE REPOSITIONING SUMMARY
Dollars in thousands

Property Name	MSA	Description

COMPLETED ANCHOR SPACE REPOSITIONINGS
Projects Completed During The Three Months Ended December 31, 2017
1	Montebello Plaza	Los Angeles-Long Beach-Anaheim, CA	Remerchandise former 99 Cents Only Store with a 30K SF Kohl's (new small format prototype)
2	Barrett Place	Atlanta-Sandy Springs-Roswell, GA	Remerchandise former Sports Authority with a 42K SF ALDI
3	Hampton Village Centre - Project 1	Detroit-Warren-Dearborn, MI	Construction of 16K SF to accommodate expansion of existing Emagine Theatre to 64K SF
4	Crossroads Centre	St. Louis, MO-IL	Remerchandise former Hobby Lobby with a 23K SF Ruler Foods (Kroger) and a 37K SF Sky Zone
5	Southland Shopping Center	Cleveland-Elyria, OH	Combine former Petco (relocated within center) and adjacent underutilized small shop vacancies to accommodate a 28K SF Aspire Fitness
6	Cross Keys Commons	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Remerchandise former Party City with an 11K SF ULTA

Projects Completed During The Nine Months Ended September 30, 2017
7	Pointe Orlando	Orlando-Kissimmee-Sanford, FL	Remerchandise ten small shop spaces with a 48K SF Main Event
8	Wilmington Island	Savannah, GA	Reconfigure junior anchor and small shop space to accommodate expansion of existing Kroger to 75K SF prototype and addition of Kroger fuel center
9	Columbus Center	Columbus, IN	Addition of a 9K SF ULTA adjacent to previously leased 7K SF Shoe Carnival to complete remerchandising of former MC Sports
10	North Dixie Plaza	Elizabethtown-Fort Knox, KY	Terminate dark Kmart and remerchandise with a 91K SF At Home (Garden Ridge)
11	Highridge Plaza	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise former A&P with a 42K SF H-Mart grocer
12	Wallkill Plaza	New York-Newark-Jersey City, NY-NJ-PA	Combine underutilized small shop space to accommodate a 10K SF David's Bridal and relocation of existing Foeller's Mens Shop
13	Whitehall Square	Allentown-Bethlehem-Easton, PA-NJ	Remerchandise former Sports Authority with a 49K SF Gabe's
14	Ivyridge	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Remerchandise former A&P with a 47K SF Target
15	Northtown Plaza	Houston-The Woodlands-Sugar Land, TX	Combine former Anna's Linens and RadioShack for a 16K SF dd's Discounts (Ross Dress for Less)

Number of Projects	Net Project Costs (2)	NOI Yield (2)
Total Completed	15	$29,925	12%

(1) The project at The Vineyards was removed from In Process pipeline due to sale of property during the quarter.
(2) Represents gross project costs less any project specific credits (lease termination income or other ancillary credits).

The in process projects listed above are actively underway and reflect projects in which leases have been executed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, or that the net estimated costs or expected NOI yields will be the amounts shown. The net estimated costs and expected NOI yields are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

Supplemental Disclosure - Three Months Ended December 31, 2017	Page 22

OUTPARCEL DEVELOPMENT & NEW DEVELOPMENT SUMMARY
Dollars in thousands

OUTPARCEL DEVELOPMENTS:
					Net	Gross
				Stabilization	Estimated	Costs	Expected
	Property Name	MSA	Project Description	Quarter	Costs (1)	to Date	NOI Yield (1)

IN PROCESS OUTPARCEL DEVELOPMENTS
	New Projects Added To In Process Pipeline During The Three Months Ended December 31, 2017
1	Market Centre	Elkhart-Goshen, IN	Construction of a 10K SF multi-tenant outparcel	Sep-19	$3,100	$1,410	9%
2	Parkway Plaza	Winston-Salem, NC	Construction of a 3K SF Biscuitville outparcel	Dec-18	600	35	18%

	In Process Projects
3	Arapahoe Crossings	Denver-Aurora-Lakewood, CO	Construction of a 5K SF outparcel with a 2K SF Dunkin' Donuts and additional small shop space	Jun-19	2,300	147	10%
4	Century Plaza Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL	Demolition of existing retail space, construction of a 13K SF CVS outparcel with drive-thru and site improvements	Jun-18	4,400	926	12%
5	Lake St. Charles	Tampa-St. Petersburg-Clearwater, FL	Construction of a 4K SF Speedy Carwash outparcel	Jun-18	24	23	339%
6	Westchester Square	Kansas City, MO-KS	Construction of a 2K SF Starbucks outparcel	Jun-18	1,100	916	10%
7	Dalewood I, II & III Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 5K SF outparcel with a 3K SF Shake Shack and additional small shop space	Dec-18	2,900	382	15%
8	Springfield Place	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 4K SF outparcel with a 2K SF Chipotle and additional small shop space	Dec-18	2,900	2,072	8%
9	Orange Grove	Houston-The Woodlands-Sugar Land, TX	Construction of a 4K SF Chick-fil-A outparcel	Jun-18	100	47	185%
	TOTAL IN PROCESS OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE				$17,424	$5,958	12%

				Stabilization		Net Project	NOI
	Property Name	MSA	Project Description	Quarter		Costs (1,2)	Yield (1,2)

COMPLETED OUTPARCEL DEVELOPMENTS
	Projects Completed During The Nine Months Ended September 30, 2017
1	Galleria Commons	Las Vegas-Henderson-Paradise, NV	Construction of a 3K SF Corner Bakery Cafe outparcel	Jun-17		532	26%
2	Pilgrim Gardens	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Construction of a 2K SF Moe's Southwest Grill outparcel	Jun-17		376	26%
3	The Shoppes at Cinnaminson	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Construction of a 2K SF Chipotle outparcel	Sep-17		1,284	9%
4	Village at Mira Mesa	San Diego-Carlsbad, CA	Construction of a 3K SF Habit Burger Grill outparcel	Mar-17		996	22%
5	Coastal Way - Coastal Landing	Tampa-St. Petersburg-Clearwater, FL	Construction of a 3K SF Visionworks, a 2K SF Chipotle and a 1K SF Jimmy John's outparcel	Mar-17		1,945	13%
6	Miracle Mile Shopping Plaza	Toledo, OH	Construction of a 7K SF DaVita Dialysis outparcel	Mar-17		1,159	16%
7	The Centre at Navarro	Victoria, TX	Construction of an 18K SF Aldi outparcel	Sep-17		335	45%
	TOTAL COMPLETED OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$6,627	17%

NEW DEVELOPMENTS:
					Net	Gross
				Stabilization	Estimated	Costs	Expected
	Property Name	MSA	Project Description	Quarter	Costs (2)	to Date	NOI Yield (2)
IN PROCESS NEW DEVELOPMENTS
1	The Shops at Riverhead	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 42K SF Marshalls / HomeGoods combo store, a 38K SF HomeSense (TJX), an 18K SF PetSmart, a 10K SF ULTA, and a 12K SF multi-tenant retail building adjacent to an existing non-owned Costco	Sep-18	$37,800	$25,648	9%

(1) Represents gross project costs less any project specific credits (lease termination income or other ancillary credits).
(2) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.

The in process projects listed above are actively underway and reflect projects in which leases have been executed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, or that the net estimated costs or expected NOI yields will be the amounts shown or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

Supplemental Disclosure - Three Months Ended December 31, 2017	Page 23

REDEVELOPMENT SUMMARY
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	MSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)
IN PROCESS REDEVELOPMENTS

	New Projects Added To In Process Pipeline During The Three Months Ended December 31, 2017

1	Beneva Village Shoppes	North Port-Sarasota-Bradenton, FL	Demolish and rebuild existing 30-year old Publix and adjacent small shop spaces with a new 46K SF prototype; construction of new small shop endcap adjacent to Publix; shopping center upgrades including facade renovation, reconfiguration of parking lot and additional parking field enhancements such as new landscaping, irrigation and LED lighting upgrades	14	Sep-19	$10,500	$1,310	10%

2	Braes Heights	Houston-The Woodlands-Sugar Land, TX	Expansion of existing My Salon Suite to 12K SF; remerchandise shopping center with new relevant retailers; shopping center upgrades including full center façade renovation, parking reconfiguration, pylon sign improvements and new landscaping	6	Sep-19	6,500	214	8%

3	Mamaroneck Centre (2)	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of former A&P with a 12K SF CVS and a 13K SF North Shore Farms; demolish adjacent 5K SF residential building (acquired in anticipation of redevelopment) to accommodate construction of 12K SF of small shop retail; shopping center upgrades including landscaping, storm water upgrades, parking lot enhancements and LED lighting	2	Jun-20	11,100	4,313	11%

	In Process Projects

4	Sagamore Park Centre	Lafayette-West Lafayette, IN	Redevelopment and expansion of existing Pay Less (Kroger) with a 91K SF prototype by demolishing 11K SF of underutilized small shops; remerchandise additional small shop spaces with relevant retailers including a 3K SF Pet Valu, a 2K SF Nothing Bundt Cakes, and a 2K SF T-Mobile; and shopping center upgrades including façade renovations, LED lighting, new landscaping, and common area enhancements	14	Mar-18	2,300	1,081	11%

5	Erie Canal Centre	Syracuse, NY	Redevelopment of former Kmart and other vacant anchor space with a 50K SF Dick’s Sporting Goods, a 40K SF Burlington Stores, and a 26K SF Michaels; potential construction of 8K SF of small shop space and outparcel pad; and shopping center upgrades including façade renovations, LED lighting, parking realignment, new landscaping, pylon sign upgrade, and common area enhancements	11	Mar-18	15,800	13,730	8%

6	Ventura Downs	Orlando-Kissimmee-Sanford, FL	Redevelopment and rebranding of center including replacing a dark anchor with a 42K SF LA Fitness and remerchandising adjacent small shop space; and shopping center upgrades including façade renovations and LED lighting	11	Sep-18	6,600	264	8%

7	Gateway Plaza - Vallejo	Vallejo-Fairfield, CA	Redevelopment of former CVS and adjacent 2.4 acres with a 16K SF DSW and a 10K SF ULTA replacing the former CVS, solar array installation, and construction of a 4K SF Panera Bread outparcel with drive-thru	53	Dec-18	8,800	7,873	9%

8	Maple Village	Ann Arbor, MI	Redevelopment of center including replacing former Kmart with a 34K SF Stein Mart, a 22K SF Sierra Trading Post, a 20K SF HomeGoods, and a 21K SF junior anchor; construction of a 34K SF LA Fitness, an outparcel retail building and a 4K SF endcap; and shopping center upgrades including façade renovations and common area enhancements	31	Dec-18 / Dec-19	31,000	17,383	8%

9	Speedway Super Center - Phase I	Indianapolis-Carmel-Anderson, IN	Redevelopment of underutilized retail space to accommodate a 40K SF Burlington Stores, a 22K SF Ross Dress for Less and a 9K SF Five Below; potential construction of an outparcel pad; and shopping center upgrades including façade renovations and updated parking lots	66	Mar-19	12,600	3,882	9%

10	Collegeville Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Addition of a 15K SF Kimberton Whole Foods organic grocer; construction of a new 4K SF outparcel; remerchandise 22K SF of underutilized space with retailers relevant to the surrounding community; and shopping center upgrades including façade renovations, LED lighting, new pylon signage, and new landscaping	14	Jun-19	5,500	1,189	12%

11	Marlton Crossing	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and rightsize existing Burlington Stores to 51K SF prototype to accommodate addition of a 33K SF Sprouts Farmers Market; remerchandise former Champps with a 10K SF Chickie & Pete's; and shopping center upgrades including reconfiguring of parking lot	34	Jun-19	9,700	2,364	7%

12	Rose Pavilion - Phase 2	San Francisco-Oakland-Hayward, CA	Remerchandise former Toscana Furniture with an 8K SF Pet Supplies Plus, expansion of existing Fitness 19, and additional small shop space; and shopping center upgrades including façade upgrade, solar array installation, and common area enhancements	27	Sep-19	6,500	721	10%

13	High Point Centre	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment of 40K SF of retail space with a 34K SF LA Fitness and 2K SF of small shops; construction of a 5K SF outparcel; shopping center upgrades including partial façade renovations, LED lighting, parking lot upgrades, new sidewalks and landscaping	35	Sep-19	10,500	210	9%

Supplemental Disclosure - Three Months Ended December 31, 2017	Page 24

REDEVELOPMENT SUMMARY
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	MSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)
14	Village at Mira Mesa - Phase I (3)	San Diego-Carlsbad, CA	Remerchandise and expand former Kohl’s with a 32K SF Sprouts Farmers Market, a 21K SF Michaels, a 20K SF BevMo!; and a 9K SF Five Below; demolish existing outparcel to accommodate construction of a 6K SF multi-tenant retail building; shopping center upgrades including facade renovations, new landscaping, parking realignment, point of entry and pylon sign improvements; and sustainable features including solar array installation, LED lighting, smart irrigation and lighting control, wireless mesh network systems, and electric vehicle charging stations	36	Dec-19	21,000	2,842	9%

	TOTAL IN PROCESS REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$158,400	$57,376	9%

							Net	Expected
				Property	Stabilization		Project	NOI
	Property Name	MSA	Project Description	Acreage	Quarter		Costs (1)	Yield (1)
COMPLETED REDEVELOPMENTS
	Projects Completed During The Three Months Ended December 31, 2017

1	Rose Pavilion - Phase 1	San Francisco-Oakland-Hayward, CA	Redevelopment of recently acquired former CVS with a 29K SF Total Wine & More; redevelopment of existing retail space with a 13K SF Trader Joe’s and remerchandise adjacent small shop space; and shopping center upgrades including façade upgrade, LED lighting, solar array installation, and common area enhancements	27	Dec-17		$12,300	10%

2	Park Shore Plaza	Naples-Immokalee-Marco Island, FL	Redevelopment and densification of center including replacing former Kmart and YouFit Health Club with a 60K SF Burlington Stores, a 27K SF Saks OFF Fifth, a 19K SF Party City, an 8K SF Kirkland's, and an 8K SF Yard House outparcel; construction of additional small shop space including restaurant outparcels with potential for outdoor patio areas; and shopping center upgrades including façade renovations, new landscaping, and courtyard enhancements	22	Dec-17		23,900	11%

3	Green Acres	Saginaw, MI	Redevelopment of existing Kroger and underutilized adjacent spaces for a 106K SF Kroger Marketplace and a 2K SF T-Mobile; reconfigure remaining small shop space; and shopping center upgrades including partial façade upgrade, LED lighting, and outdoor seating	28	Dec-17		2,600	10%

4	Preston Ridge	Dallas-Fort Worth-Arlington, TX	Remerchandise and expand former Gatti-Town Pizza with a 33K SF Nordstrom Rack, a 29K SF Saks OFF Fifth, and a 6K SF J Crew Mercantile; and add a new grass pavilion	87	Dec-17		14,200	12%

	TOTAL COMPLETED REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$53,000	11%

(1) Represents gross project costs less any project specific credits (lease termination income or other ancillary credits).
(2) Indicates projects moved to in process redevelopment pipeline from anchor space repositioning pipeline during the three months ended December 31, 2017 primarily due to expanded project scope.
(3) Net estimated costs exclude $3 million of project specific credits (lease termination income or other ancillary credits).

The in process projects listed above are actively underway and reflect projects in which leases have been executed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, or that the net estimated costs or expected NOI yields will be the amounts shown or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

Supplemental Disclosure - Three Months Ended December 31, 2017	Page 25

FUTURE REDEVELOPMENT OPPORTUNITIES

	Property Name	MSA	Project Description

MAJOR REDEVELOPMENTS
1	Springdale	Mobile, AL	Further repositioning of existing anchor space for multiple retailers, potential outparcel development
2	University Mall	Sacramento--Roseville--Arden-Arcade, CA	Extensive repositioning and reconfiguration with experiential retailers, densification of site, potential residential component
3	Village at Mira Mesa - Phase II	San Diego-Carlsbad, CA	Redevelopment of outparcels for multiple retailers and/or restaurants, potential construction of residential rental component, enhancement of common areas
4	Mall at 163rd Street	Miami-Fort Lauderdale-West Palm Beach, FL	Extensive redevelopment and repositioning of shopping center, densification of site, reconfiguration of existing retail space
5	Miami Gardens	Miami-Fort Lauderdale-West Palm Beach, FL	Redevelopment of existing anchor space for multiple retailers and/or entertainment users, potential outparcel development
6	Dolphin Village	Tampa-St. Petersburg-Clearwater, FL	Remerchandise with experiential retailers, addition of a new anchor prototype, reconfiguration of space for junior anchors, outparcel development
7	Northeast Plaza	Atlanta-Sandy Springs-Roswell, GA	Extensive repositioning and reconfiguration, densification of site
8	Roosevelt Mall	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Extensive repositioning and reconfiguration, densification of site
9	Village at Newtown	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and repositioning of shopping center, densification of site
10	Market Plaza	Dallas-Fort Worth-Arlington, TX	Extensive redevelopment and repositioning of shopping center, remerchandise with multiple retailers
11	Wynnewood Village	Dallas-Fort Worth-Arlington, TX	Redevelopment and reconfiguration of existing anchor and inline space, densification of site
12	Spring Mall	Milwaukee-Waukesha-West Allis, WI	Extensive redevelopment and reconfiguration of shopping center, potential outparcel development

MINOR REDEVELOPMENTS
1	Carmen Plaza	Oxnard-Thousand Oaks-Ventura, CA	Reconfiguration of obsolete space and repurpose for national retailers, enhancement of common areas, sustainability upgrades
2	Venetian Isle Shopping Ctr	Miami-Fort Lauderdale-West Palm Beach, FL	Redevelopment of existing anchor space for new anchor prototype, potential outparcel development
3	Freedom Square	Naples-Immokalee-Marco Island, FL	Redevelopment of existing anchor space for multiple retailers and/or entertainment users, potential outparcel development
4	Marco Town Center	Naples-Immokalee-Marco Island, FL	Remerchandise with experiential retailers, reconfiguration of common areas for community space
5	Pointe Orlando	Orlando-Kissimmee-Sanford, FL	Redevelopment, densification and rebranding for multiple retailers and/or entertainment users
6	Clearwater Mall	Tampa-St. Petersburg-Clearwater, FL	Redevelopment of existing anchor space and adjacent retail space for multiple retailers
7	Tinley Park Plaza	Chicago-Naperville-Elgin, IL-IN-WI	Reconfiguration of existing footprint for multiple retailers and/or entertainment users, outparcel development
8	Market Centre	Elkhart-Goshen, IN	Densification of site, including several multi-tenant outparcel buildings
9	Speedway Super Center - Phase II	Indianapolis-Carmel-Anderson, IN	Rebranding of shopping center, including reconfiguration of existing footprint for multiple retailers, potential outparcel development
10	London Marketplace	London, KY	Reposition and remerchandise existing anchor space for multiple retailers, potential outparcel development
11	Webster Square Shopping Center	Boston-Cambridge-Newton, MA-NH	Redevelopment of existing pad building for multiple retailers
12	Hampton Village Centre (1)	Detroit-Warren-Dearborn, MI	Densification of site, including outparcel developments and remerchandising of shopping center
13	Redford Plaza	Detroit-Warren-Dearborn, MI	Redevelopment of existing anchor space for multiple retailers, potential outparcel development, façade renovations
14	Roseville Center	Minneapolis-St. Paul-Bloomington, MN-WI	Reconfigure and repurpose obsolete space, remerchandise with relevant and national retailers
15	Capitol Shopping Center	Concord, NH	Redevelopment of existing anchor space for multiple retailers
16	Bedford Grove	Manchester-Nashua, NH	Redevelopment of existing anchor space for multiple retailers, potential outparcel development, enhancement of common areas
17	Hamilton Plaza	Trenton, NJ	Redevelopment of existing anchor space for multiple retailers, potential outparcel development
18	Falcaro's Plaza	New York-Newark-Jersey City, NY-NJ-PA	Reorient and repurpose existing anchor space and additional building to leverage power corner location
19	Laurel Square	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of existing anchor space for multiple retailers, enhancement of common areas
20	Stewart Plaza	New York-Newark-Jersey City, NY-NJ-PA	Reconfigure existing anchor space and remerchandise for multiple retailers
21	Suffolk Plaza	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of existing anchor space for multiple retailers, enhancement of common areas
22	Western Hills Plaza	Cincinnati, OH-KY-IN	Redevelopment of existing anchor space for multiple retailers, enhancement of common areas
23	Park Hills Plaza	Altoona, PA	Reconfigure and remerchandise obsolete space, potential outparcel development
24	Collegetown Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor spaces for multiple retailers, potential outparcel development, enhancement of common areas
25	Whitemarsh Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Densification of site, including outparcel development
26	The Commons at Wolfcreek	Memphis, TN-MS-AR	Redevelopment of existing anchor space for multiple retailers, potential outparcel development
27	Carmel Village	Corpus Christi, TX	Redevelopment of existing anchor space for multiple retailers, potential outparcel development, façade renovations
28	Jeff Davis (1)	Dallas-Fort Worth-Arlington, TX	Remerchandise former discount grocer and existing small shop space
29	Preston Park Village	Dallas-Fort Worth-Arlington, TX	Repurpose, assemble and reposition for national retail merchandise mix, densification of site, enhancement of common areas

Supplemental Disclosure - Three Months Ended December 31, 2017	Page 26

FUTURE REDEVELOPMENT OPPORTUNITIES

	Property Name	MSA	Project Description

30	Jester Village	Houston-The Woodlands-Sugar Land, TX	Redevelopment of existing anchor space for multiple retailers, densification of site, enhancement of common areas
31	Texas City Bay	Houston-The Woodlands-Sugar Land, TX	Redevelopment of existing anchor space for multiple retailers, densification of site
32	Hanover Square	Richmond, VA	Redevelopment of existing anchor space, outparcel development including multi-tenant retail building
33	Hilltop Plaza (1)	Virginia Beach-Norfolk-Newport News, VA-NC	Relocation of existing anchors to facilitate remerchandising of the shopping center

(1) Indicates project added to pipeline during the three months ended December 31, 2017.

The Company has identified potential future reinvestment opportunities at the properties listed above. Many of these opportunities are, or will soon be, in preliminary planning phases and as such, may not ultimately become active reinvestments. Proceeding with these reinvestments could be subject to factors outside of the Company’s control which could delay, suspend or defer the expected opportunity or timing of execution. While the Company expects that these projects are likely to become active in the near-term, it should be noted that this list will fluctuate as projects become active, suspended or otherwise rescheduled. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

Supplemental Disclosure - Three Months Ended December 31, 2017	Page 27

PORTFOLIO SUMMARY

Supplemental Disclosure Three Months Ended December 31, 2017

Individual values herein may not add up to totals due to rounding.

PORTFOLIO OVERVIEW
Dollars in thousands, except per square foot amounts

		As of:
		12/31/17	9/30/17	6/30/17	3/31/17	12/31/16

Number of properties		486	498	507	510	512
GLA		82,812,209	84,091,870	85,460,362	85,961,594	86,006,794
Percent billed		90.3%	89.6%	89.9%	90.4%	90.7%
Percent leased		92.2%	91.6%	92.0%	92.5%	92.8%
TOTAL ≥ 10,000 SF		95.5%	94.7%	95.0%	95.8%	96.1%
TOTAL < 10,000 SF		84.5%	84.4%	85.0%	84.8%	85.1%
ABR		$949,568	$945,721	$959,800	$965,273	$959,983
ABR PSF		$13.47	$13.28	$13.21	$13.12	$12.99

PORTFOLIO BY UNIT SIZE AS OF 12/31/17
	Number of Units	GLA	Percent Billed	Percent Leased	Percent of Vacant GLA	ABR	ABR PSF
≥ 35,000 SF	551	33,701,794	95.7%	96.4%	18.5%	$264,145	$9.49
20,000 – 34,999 SF	549	14,426,956	91.5%	95.3%	10.5%	139,778	10.38
10,000 - 19,999 SF	726	9,898,302	90.2%	92.5%	11.5%	118,542	13.27
5,000 - 9,999 SF	1,336	9,223,650	83.6%	85.6%	20.5%	128,292	16.96
< 5,000 SF	7,456	15,561,507	81.8%	83.8%	39.0%	298,811	23.59
TOTAL	10,618	82,812,209	90.3%	92.2%	100.0%	$949,568	$13.47

TOTAL ≥ 10,000 SF	1,826	58,027,052	93.7%	95.5%	40.5%	$522,465	$10.40
TOTAL < 10,000 SF	8,792	24,785,157	82.4%	84.5%	59.5%	427,103	21.11

Prior periods are not adjusted for sold properties.

Supplemental Disclosure - Three Months Ended December 31, 2017	Page 29

TOP FORTY RETAILERS RANKED BY ABR
Dollars in thousands, except per square foot amounts
	Retailer	Owned Leases	Leased GLA	Percent of Total Portfolio GLA	Leased ABR	Percent of Portfolio Leased ABR	ABR PSF
1	The TJX Companies, Inc. (1)	90	2,805,560	3.4%	$29,966	3.2%	$10.68
2	The Kroger Co. (2)	65	4,258,570	5.1%	29,890	3.1%	7.02
3	Dollar Tree Stores, Inc. (3)	155	1,766,751	2.1%	18,372	1.9%	10.40
4	Publix Super Markets, Inc.	37	1,676,247	2.0%	15,723	1.7%	9.38
5	Wal-Mart Stores, Inc. (4)	25	3,085,756	3.7%	13,613	1.4%	4.41
6	Ahold Delhaize (5)	24	1,294,441	1.6%	13,095	1.4%	10.12
7	Burlington Stores, Inc.	23	1,572,515	1.9%	12,883	1.4%	8.19
8	Albertsons Companies, Inc. (6)	21	1,194,862	1.4%	12,758	1.3%	10.68
9	Ross Stores, Inc. (7)	35	958,511	1.2%	10,555	1.1%	11.01
10	Bed Bath & Beyond Inc. (8)	33	809,213	1.0%	10,411	1.1%	12.87
	TOP 10 RETAILERS	508	19,422,426	23.4%	167,266	17.6%	8.61

11	Big Lots, Inc.	44	1,454,514	1.8%	9,394	1.0%	6.46
12	PetSmart, Inc. (9)	29	646,099	0.8%	9,390	1.0%	14.53
13	L.A. Fitness International, LLC	13	552,515	0.7%	8,689	0.9%	15.73
14	PETCO Animal Supplies, Inc. (10)	37	491,801	0.6%	8,302	0.9%	16.88
15	Best Buy Co., Inc.	15	613,462	0.7%	8,262	0.9%	13.47
16	Office Depot, Inc. (11)	32	700,208	0.8%	7,814	0.8%	11.16
17	Party City Holdco Inc.	35	510,998	0.6%	7,452	0.8%	14.58
18	DICK'S Sporting Goods, Inc. (12)	14	539,639	0.7%	7,430	0.8%	13.77
19	Staples, Inc.	27	562,443	0.7%	7,022	0.7%	12.48
20	The Michaels Companies, Inc.	26	581,254	0.7%	6,841	0.7%	11.77
	TOP 20 RETAILERS	780	26,075,359	31.5%	247,862	26.1%	9.51

21	Kohl's Corporation	11	907,322	1.1%	6,743	0.7%	7.43
22	Hobby Lobby Stores, Inc.	16	973,217	1.2%	6,505	0.7%	6.68
23	Sears Holdings Corporation (13)	15	1,478,620	1.8%	6,341	0.7%	4.29
24	Mattress Firm, Inc.	44	260,017	0.3%	5,984	0.6%	23.01
25	Ascena Retail Group, Inc. (14)	50	314,425	0.4%	5,794	0.6%	18.43
26	The Home Depot, Inc.	8	799,388	1.0%	5,755	0.6%	7.20
27	H.E. Butt Grocery Company (15)	7	419,204	0.5%	5,419	0.6%	12.93
28	CVS Health	22	300,635	0.4%	5,414	0.6%	18.01
29	Ulta Beauty Inc. (16)	22	251,481	0.3%	5,298	0.6%	21.07
30	Southeastern Grocers (17)	14	653,809	0.8%	4,920	0.5%	7.53
31	Jo-Ann Stores, Inc.	22	403,786	0.5%	4,442	0.5%	11.00
32	Toys"R"Us, Inc. (18)	12	459,117	0.6%	4,424	0.5%	9.64
33	Sally Beauty Holdings, Inc. (19)	112	196,452	0.2%	4,383	0.5%	22.31
34	DSW Inc.	14	268,691	0.3%	4,383	0.5%	22.31
35	Giant Eagle, Inc.	5	391,503	0.5%	4,263	0.4%	10.89
36	Five Below, Inc.	26	221,276	0.3%	4,199	0.4%	18.98
37	AMC Entertainment Holdings, Inc.	4	214,355	0.3%	4,151	0.4%	19.37
38	Gap, Inc. (20)	15	236,332	0.3%	4,104	0.4%	17.37
39	Walgreen Co.	17	246,409	0.3%	4,066	0.4%	16.50
40	Stein Mart, Inc.	13	459,393	0.6%	4,054	0.4%	8.82
	TOTAL TOP 40 RETAILERS	1,229	35,530,791	43.2%	$348,504	36.7%	$9.81

(1) Includes T.J. Maxx-45, Marshalls-34, HomeGoods-10 and Sierra Trading Post-1.		(6) Includes Vons-4, Albertsons-3, Acme-3, Randalls-3, Tom Thumb-2,				(13) Includes Kmart-12, Sears-2 and Sears Essentials-1.
Excludes two leases at new development property.		Dominick's-2, Shaw's-2, Shop & Save Market-1 and Star Market-1.				(14) Includes dressbarn-18, Catherines-11, Justice-7,
(2) Includes Kroger-50, Harris Teeter-3, King Soopers-3, Ralphs-2, Smith's-1,		(7) Includes Ross Dress for Less-32 and dd's Discounts-3.				Lane Bryant-7, maurices-5, Ann Taylor-1 and Roz & Ali-1.
Pick ' N Save-2, Dillons-1, Food 4 Less-1, Ruler Foods-1 and Pay Less-1.		(8) Includes Bed Bath & Beyond-17, Harmon Face Values-6, Christmas				(15) Includes H-E-B-6 and Central Market-1.
(3) Includes Dollar Tree-127 and Family Dollar-28.		Tree Shops-4, Cost Plus World Market-4 and buybuy BABY-2.				(16) Excludes Ulta at new development property.
(4) Includes Supercenters-13, Discount Stores-6, Walmart Neighborhood		(9) Excludes PetSmart at new development property.				(17) Includes Winn-Dixie-7, BI-LO-3, Harveys-3 and Fresco y Más-1.
Market-5 and Sam's Club-1.		(10) Includes PETCO-36 and Unleashed-1.				(18) Includes Babies"R"Us-7 and Toys"R"Us-5.
(5) Includes Giant Food-9, Food Lion-5, Super Stop & Shop-6, Bottom Dollar Food-1,		(11) Includes Office Depot-17 and OfficeMax-15.				(19) Includes Sally Beauty-103 and Cosmoprof-9.
Hannaford-1, ShopRite-1 and Stop & Shop-1.		(12) Includes DICK'S Sporting Goods-9 and Golf Galaxy-5.				(20) Includes Old Navy-11, GAP Factory-3 and Banana Republic Factory-1.

Supplemental Disclosure - Three Months Ended December 31, 2017	Page 30

NEW & RENEWAL LEASE SUMMARY
Dollars in thousands, except per square foot amounts
					Tenant Improvements and Allowances PSF (1)	Third Party Leasing Commissions PSF	Weighted Average Lease Term (years)	Comparable Only
	Leases	GLA	New ABR	New ABR PSF				Leases	GLA	New ABR PSF	Old ABR PSF	Rent Spread
	TOTAL - NEW, RENEWAL & OPTION LEASES
Three months ended 12/31/17	461	2,918,966	$42,641	$14.61	$7.35	$1.24	6.0	381	2,537,208	$14.41	$12.65	13.9%
Three months ended 9/30/17	486	3,419,078	48,573	14.21	7.19	0.93	6.3	396	3,023,756	13.99	12.70	10.2%
Three months ended 6/30/17	511	2,896,416	42,514	14.68	6.78	1.11	6.2	416	2,407,695	14.56	12.81	13.7%
Three months ended 3/31/17	436	2,664,063	38,544	14.47	8.13	1.14	6.2	347	2,232,859	14.59	12.87	13.4%
TOTAL - TTM	1,894	11,898,523	$172,272	$14.48	$7.34	$1.10	6.2	1,540	10,201,518	$14.36	$12.75	12.6%

	NEW & RENEWAL LEASES ONLY
Three months ended 12/31/17	412	2,318,617	$35,039	$15.11	$9.23	$1.57	6.3	332	1,936,859	$14.96	$12.90	16.0%
Three months ended 9/30/17	393	2,088,931	31,305	14.99	11.76	1.52	7.1	303	1,693,609	14.78	13.11	12.7%
Three months ended 6/30/17	437	1,870,289	31,133	16.65	10.50	1.72	7.0	342	1,381,568	17.13	14.66	16.8%
Three months ended 3/31/17	363	1,851,999	28,038	15.14	11.68	1.64	6.8	274	1,420,795	15.54	13.35	16.4%
TOTAL - TTM	1,605	8,129,836	$125,515	$15.44	$10.73	$1.61	6.8	1,251	6,432,831	$15.51	$13.43	15.5%

NEW LEASES
Three months ended 12/31/17	146	872,645	$14,131	$16.19	$20.62	$4.15	9.2	67	493,973	$16.48	$11.55	42.7%
Three months ended 9/30/17	158	723,207	12,216	16.89	23.39	4.19	8.8	71	364,060	17.33	14.36	20.7%
Three months ended 6/30/17	162	795,344	13,129	16.51	21.48	3.91	9.0	71	329,323	18.02	13.24	36.1%
Three months ended 3/31/17	152	803,958	11,640	14.48	23.78	3.61	8.6	65	442,418	14.59	10.67	36.7%
TOTAL - TTM	618	3,195,154	$51,116	$16.00	$22.26	$3.97	8.9	274	1,629,774	$16.47	$12.28	34.1%

RENEWAL LEASES
Three months ended 12/31/17	266	1,445,972	$20,908	$14.46	$2.35	$0.01	4.6	265	1,442,886	$14.44	$13.37	8.0%
Three months ended 9/30/17	235	1,365,724	19,089	13.98	5.61	0.10	6.2	232	1,329,549	14.08	12.77	10.3%
Three months ended 6/30/17	275	1,074,945	18,004	16.75	2.38	0.10	5.4	271	1,052,245	16.85	15.11	11.5%
Three months ended 3/31/17	211	1,048,041	16,398	15.65	2.39	0.14	5.4	209	978,377	15.97	14.57	9.6%
TOTAL - TTM	987	4,934,682	$74,399	$15.08	$3.27	$0.08	5.4	977	4,803,057	$15.18	$13.83	9.8%

OPTION LEASES
Three months ended 12/31/17	49	600,349	$7,602	$12.66	$0.08	$—	5.0	49	600,349	$12.66	$11.82	7.1%
Three months ended 9/30/17	93	1,330,147	17,268	12.98	—	—	5.0	93	1,330,147	12.98	12.19	6.5%
Three months ended 6/30/17	74	1,026,127	11,381	11.09	—	—	4.7	74	1,026,127	11.09	10.31	7.6%
Three months ended 3/31/17	73	812,064	10,506	12.94	0.04	—	5.0	73	812,064	12.94	12.02	7.7%
TOTAL - TTM	289	3,768,687	$46,757	$12.41	$0.02	$—	4.9	289	3,768,687	$12.41	$11.58	7.2%

LEASES BY ANCHOR AND SMALL SHOP
		Three Months Ended 12/31/17						TTM Ended 12/31/17
		% of Leases	% of GLA	% of ABR	New ABR PSF	Rent Spread (2)		% of Leases	% of GLA	% of ABR	New ABR PSF	Rent Spread (2)
Anchor Leases (≥ 10,000 SF)
	Total - New, Renewal & Option Leases	16%	66%	49%	$10.80	13.3%		16%	65%	49%	$10.81	12.6%
	New & Renewal Leases Only	14%	61%	43%	10.70	16.7%		12%	57%	41%	11.13	17.8%
New Leases		19%	66%	51%	12.54	51.5%		14%	60%	47%	12.47	44.6%
Renewal Leases		11%	58%	38%	9.45	3.4%		11%	56%	38%	10.20	7.5%
Option Leases		41%	84%	73%	11.07	6.4%		37%	82%	68%	10.31	6.3%
Small Shop Leases (< 10,000 SF)
	Total - New, Renewal & Option Leases	84%	34%	51%	$21.93	14.6%		84%	35%	51%	$21.34	12.8%
	New & Renewal Leases Only	86%	39%	57%	22.02	15.3%		88%	43%	59%	21.26	13.8%
New Leases		81%	34%	49%	23.19	33.5%		86%	40%	53%	21.28	24.3%
Renewal Leases		89%	42%	62%	21.45	11.0%		89%	44%	62%	21.25	11.2%
Option Leases		59%	16%	27%	21.00	8.9%		63%	18%	32%	21.71	8.9%

(1) Includes tenant specific landlord work.
(2) Comparable leases only.
Includes new development property. Excludes leases executed for terms of less than one year.
ABR PSF includes the GLA of lessee owned leasehold improvements.

Supplemental Disclosure - Three Months Ended December 31, 2017	Page 31

NEW LEASE NET EFFECTIVE RENT & LEASES SIGNED BUT NOT YET COMMENCED
Dollars in thousands, except per square foot amounts

NEW LEASE NET EFFECTIVE RENT	NEW LEASE NET EFFECTIVE RENT
		Twelve Months Ended	Three Months Ended
		12/31/17	12/31/17	9/30/17	6/30/17	3/31/17
	NEW LEASES
	Weighted average over lease term:
	Base rent	$16.92	$16.94	$18.04	$17.46	$15.35
	Tenant improvements and allowances	(2.35)	(2.17)	(2.53)	(2.29)	(2.46)
	Tenant specific landlord work	(0.54)	(0.45)	(0.51)	(0.78)	(0.42)
	Third party leasing commissions	(0.43)	(0.42)	(0.47)	(0.43)	(0.40)
	EQUIVALENT NET EFFECTIVE RENT	$13.60	$13.90	$14.53	$13.96	$12.07
	Net effective rent / base rent	80%	82%	81%	80%	79%
	Weighted average term (years)	8.9	9.2	8.8	9.0	8.6

	PERCENT OF TOTAL EQUIVALENT NET EFFECTIVE RENT BY ANCHOR AND SMALL SHOP
	≥ 10,000 SF	44%	47%	39%	41%	49%
	< 10,000 SF	56%	53%	61%	59%	51%

	LEASES SIGNED BUT NOT YET COMMENCED
	As of 12/31/17:	Leases	GLA	ABR	ABR PSF
	≥ 10,000 SF	60	1,406,368	$18,871	$13.42
	< 10,000 SF	207	593,595	14,872	25.05
	TOTAL	267	1,999,963	$33,742	$16.87

Includes new development property.
ABR PSF includes the GLA of lessee owned leasehold improvements.

Supplemental Disclosure - Three Months Ended December 31, 2017	Page 32

LEASE EXPIRATION SCHEDULE

ASSUMES NO EXERCISE OF RENEWAL OPTIONS

	TOTAL PORTFOLIO						SPACES > 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	398	1,066,381	1.4%	1.8%	$16.47	$16.47	13	240,490	0.4%	0.5%	$10.24	$10.24	385	825,891	3.9%	3.5%	$18.28	$18.28
2018	1,332	6,456,408	8.5%	9.1%	13.32	13.32	117	3,418,810	6.2%	5.5%	8.43	8.43	1,215	3,037,598	14.5%	13.4%	18.83	18.83
2019	1,473	10,799,806	14.1%	13.3%	11.66	11.72	219	7,401,915	13.4%	11.8%	8.33	8.34	1,254	3,397,891	16.2%	15.0%	18.90	19.07
2020	1,444	11,589,173	15.2%	14.3%	11.71	11.88	253	8,462,922	15.3%	13.9%	8.60	8.64	1,191	3,126,251	14.9%	14.7%	20.11	20.64
2021	1,167	10,099,929	13.2%	12.6%	11.87	12.14	219	7,443,182	13.4%	12.7%	8.89	8.97	948	2,656,747	12.7%	12.6%	20.21	21.03
2022	1,120	9,589,499	12.6%	12.7%	12.61	13.02	219	7,034,687	12.7%	12.6%	9.39	9.48	901	2,554,812	12.2%	12.8%	21.47	22.78
2023	561	5,776,001	7.6%	7.4%	12.14	13.05	163	4,399,198	7.9%	8.1%	9.66	10.24	398	1,376,803	6.6%	6.5%	20.08	22.04
2024	349	4,266,022	5.6%	5.2%	11.51	12.44	100	3,430,109	6.2%	6.0%	9.10	9.62	249	835,913	4.0%	4.2%	21.40	23.99
2025	286	3,271,952	4.3%	4.6%	13.46	14.62	89	2,535,808	4.6%	5.4%	11.18	11.84	197	736,144	3.5%	3.7%	21.31	24.22
2026	303	3,226,586	4.2%	4.9%	14.48	15.85	86	2,474,322	4.5%	5.5%	11.57	12.31	217	752,264	3.6%	4.2%	24.06	27.46
2027	342	3,453,920	4.5%	5.0%	13.83	15.79	83	2,578,073	4.7%	5.3%	10.77	12.04	259	875,847	4.2%	4.7%	22.83	26.83
2028+	366	6,745,145	8.8%	9.0%	12.73	14.81	160	5,987,999	10.8%	12.6%	11.02	12.58	206	757,146	3.6%	4.6%	26.21	32.46

ASSUMES EXERCISE OF ALL RENEWAL OPTIONS (1)

	TOTAL PORTFOLIO						SPACES > 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of		Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	398	1,066,381	1.4%	1.8%	$16.47	$16.47	13	240,490	0.4%	0.5%	$10.24	$10.24	385	825,891	3.9%	3.5%	$18.28	$18.28
2018	960	3,063,006	4.0%	5.0%	15.44	15.44	47	986,988	1.8%	1.7%	9.26	9.26	913	2,076,018	9.9%	8.9%	18.38	18.38
2019	889	3,489,869	4.6%	5.2%	14.05	14.20	59	1,499,269	2.7%	2.3%	7.89	7.93	830	1,990,600	9.5%	8.7%	18.69	18.93
2020	911	3,612,289	4.7%	5.6%	14.83	15.27	57	1,569,281	2.8%	2.5%	8.44	8.59	854	2,043,008	9.8%	9.4%	19.73	20.40
2021	756	2,736,900	3.6%	4.8%	16.57	17.37	44	1,010,885	1.8%	1.9%	9.94	10.24	712	1,726,015	8.2%	8.3%	20.46	21.55
2022	724	2,477,498	3.2%	4.7%	17.90	19.11	39	758,813	1.4%	1.6%	10.93	11.26	685	1,718,685	8.2%	8.4%	20.98	22.57
2023	482	2,380,689	3.1%	3.8%	15.22	16.67	56	1,128,198	2.0%	2.1%	9.74	10.53	426	1,252,491	6.0%	5.9%	20.15	22.19
2024	421	2,425,311	3.2%	3.4%	13.31	14.75	46	1,319,837	2.4%	2.0%	8.01	8.71	375	1,105,474	5.3%	5.1%	19.64	21.98
2025	345	2,431,793	3.2%	3.3%	12.91	14.35	63	1,616,760	2.9%	2.8%	8.98	9.87	282	815,033	3.9%	4.0%	20.71	23.25
2026	324	2,070,139	2.7%	3.2%	14.63	16.61	41	1,127,307	2.0%	2.0%	9.06	10.14	283	942,832	4.5%	4.7%	21.30	24.36
2027	356	2,585,153	3.4%	3.8%	13.93	15.95	70	1,740,003	3.1%	3.4%	10.09	11.14	286	845,150	4.0%	4.3%	21.83	25.85
2028+	2,575	48,001,794	62.9%	55.4%	10.96	16.50	1,186	42,409,684	76.5%	77.2%	9.52	14.86	1,389	5,592,110	26.7%	28.7%	21.92	28.94

(1) ABR for leases whose future option rent is based on fair market value or on a percentage change in CPI is reported as the ABR for the last year of the current lease term.
ABR PSF includes the GLA of lessee owned leasehold improvements.

LEASE RETENTION RATE
				By Count	By GLA
Twelve Months Ended 12/31/17				78.8%	83.6%

Supplemental Disclosure - Three Months Ended December 31, 2017	Page 33

PROPERTIES BY LARGEST US MSAs
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2016 Population	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	29	3,624,155	90.4%	91.6%	$65,143	$19.80	6.0%	4.4%	6.9%
2	Los Angeles-Long Beach-Anaheim, CA	10	1,734,073	97.0%	99.0%	31,476	20.15	2.1%	2.1%	3.3%
3	Chicago-Naperville-Elgin, IL-IN-WI	15	3,912,258	79.6%	84.0%	42,220	13.63	3.1%	4.7%	4.4%
4	Dallas-Fort Worth-Arlington, TX	16	3,109,296	90.5%	92.2%	44,050	15.50	3.3%	3.8%	4.6%
5	Houston-The Woodlands-Sugar Land, TX	36	4,539,655	89.6%	91.6%	48,345	12.15	7.4%	5.5%	5.1%
6	Washington-Arlington-Alexandria, DC-VA-MD-WV	3	451,260	97.2%	97.2%	4,912	11.20	0.6%	0.5%	0.5%
7	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	25	4,042,497	93.3%	94.9%	54,997	16.44	5.1%	4.9%	5.8%
8	Miami-Fort Lauderdale-West Palm Beach, FL	9	1,487,897	87.1%	88.7%	17,951	14.20	1.9%	1.8%	1.9%
9	Atlanta-Sandy Springs-Roswell, GA	25	3,654,065	92.3%	93.1%	37,422	11.31	5.1%	4.4%	3.9%
10	Boston-Cambridge-Newton, MA-NH	6	707,909	94.3%	95.7%	8,472	12.56	1.2%	0.9%	0.9%
	Top 10 Largest US MSAs by Population	174	27,263,065	89.9%	91.8%	354,988	14.91	35.8%	33.0%	37.3%

11	San Francisco-Oakland-Hayward, CA	2	506,531	91.7%	94.1%	9,950	26.15	0.4%	0.6%	1.0%
12	Phoenix-Mesa-Scottsdale, AZ	1	119,525	85.5%	85.5%	1,307	12.79	0.2%	0.1%	0.1%
13	Riverside-San Bernardino-Ontario, CA	5	637,438	95.5%	95.9%	8,994	16.14	1.0%	0.8%	0.9%
14	Detroit-Warren-Dearborn, MI	8	1,441,078	85.3%	86.6%	14,573	12.83	1.6%	1.7%	1.5%
15	Seattle-Tacoma-Bellevue, WA	0	—	—	—	—	—	—	—	—
16	Minneapolis-St. Paul-Bloomington, MN-WI	8	1,179,744	87.6%	90.3%	13,314	13.32	1.6%	1.4%	1.4%
17	San Diego-Carlsbad, CA	3	644,988	85.1%	97.9%	13,340	21.66	0.6%	0.8%	1.4%
18	Tampa-St. Petersburg-Clearwater, FL	15	2,407,331	90.7%	91.3%	28,078	13.82	3.1%	2.9%	3.0%
19	Denver-Aurora-Lakewood, CO	5	1,193,943	88.6%	92.9%	15,436	13.99	1.0%	1.4%	1.6%
20	St. Louis, MO-IL	4	661,620	88.1%	92.0%	5,510	9.15	0.8%	0.8%	0.6%
	Top 20 Largest US MSAs by Population	225	36,055,263	89.6%	91.7%	465,490	14.86	46.1%	43.5%	48.8%

21	Baltimore-Columbia-Towson, MD	1	57,954	97.1%	97.1%	938	16.67	0.2%	0.1%	0.1%
22	Charlotte-Concord-Gastonia, NC-SC	5	1,634,839	93.9%	94.2%	14,553	10.37	1.0%	2.0%	1.5%
23	Orlando-Kissimmee-Sanford, FL	5	806,531	84.3%	93.6%	14,479	19.48	1.0%	1.0%	1.5%
24	San Antonio-New Braunfels, TX	0	—	—	—	—	—	—	—	—
25	Portland-Vancouver-Hillsboro, OR-WA	0	—	—	—	—	—	—	—	—
26	Pittsburgh, PA	1	199,079	100.0%	100.0%	1,933	10.76	0.2%	0.2%	0.2%
27	Sacramento--Roseville--Arden-Arcade, CA	1	103,695	92.8%	92.8%	1,901	19.74	0.2%	0.1%	0.2%
28	Cincinnati, OH-KY-IN	7	1,930,720	94.1%	94.6%	21,138	14.66	1.4%	2.3%	2.2%
29	Las Vegas-Henderson-Paradise, NV	1	278,411	100.0%	100.0%	3,269	11.89	0.2%	0.3%	0.3%
30	Kansas City, MO-KS	4	601,926	89.1%	90.5%	4,440	8.29	0.8%	0.7%	0.5%
31	Austin-Round Rock, TX	1	168,112	77.1%	77.1%	1,562	12.05	0.2%	0.2%	0.2%
32	Cleveland-Elyria, OH	4	1,021,816	95.4%	96.8%	11,478	11.64	0.8%	1.2%	1.2%
33	Columbus, OH	4	449,488	87.2%	88.5%	4,066	10.74	0.8%	0.5%	0.4%
34	Indianapolis-Carmel-Anderson, IN	4	894,681	80.5%	89.0%	7,444	9.38	0.8%	1.1%	0.8%
35	San Jose-Sunnyvale-Santa Clara, CA	0	—	—	—	—	—	—	—	—
36	Nashville-Davidson--Murfreesboro--Franklin, TN	7	1,279,571	94.0%	94.5%	13,515	11.23	1.4%	1.5%	1.4%
37	Virginia Beach-Norfolk-Newport News, VA-NC	1	150,300	93.8%	93.8%	2,466	17.68	0.2%	0.2%	0.3%
38	Providence-Warwick, RI-MA	0	—	—	—	—	—	—	—	—
39	Milwaukee-Waukesha-West Allis, WI	4	704,098	90.7%	91.6%	6,656	10.76	0.8%	0.9%	0.7%
40	Jacksonville, FL	5	834,493	78.8%	81.6%	8,358	12.83	1.0%	1.0%	0.9%
41	Oklahoma City, OK	0	—	—	—	—	—	—	—	—
42	Memphis, TN-MS-AR	1	659,193	77.1%	83.7%	8,309	15.74	0.2%	0.8%	0.9%

Supplemental Disclosure - Three Months Ended December 31, 2017	Page 34

PROPERTIES BY LARGEST US MSAs
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2016 Population	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
43	Raleigh, NC	2	291,027	94.9%	94.9%	3,625	13.23	0.4%	0.4%	0.4%
44	Louisville/Jefferson County, KY-IN	4	707,728	92.8%	95.1%	7,023	10.73	0.8%	0.9%	0.7%
45	Richmond, VA	2	215,897	96.9%	97.7%	2,982	14.13	0.4%	0.3%	0.3%
46	New Orleans-Metairie, LA	0	—	—	—	—	—	—	—	—
47	Hartford-West Hartford-East Hartford, CT	4	895,991	93.6%	96.5%	12,233	16.80	0.8%	1.1%	1.3%
48	Salt Lake City, UT	0	—	—	—	—	—	—	—	—
49	Birmingham-Hoover, AL	0	—	—	—	—	—	—	—	—
50	Buffalo-Cheektowaga-Niagara Falls, NY	0	—	—	—	—	—	—	—	—
	Top 50 Largest US MSAs by Population	293	49,940,813	89.8%	92.0%	617,858	14.25	60.3%	60.3%	65.1%

	MSAs Ranked 51 - 100 by Population	62	11,340,043	92.4%	93.5%	120,219	12.58	12.8%	13.7%	12.7%

	Other MSAs	131	21,531,353	90.4%	91.9%	211,491	12.04	26.9%	26.0%	22.2%

TOTAL		486	82,812,209	90.3%	92.2%	$949,568	$13.47	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended December 31, 2017	Page 35

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	1	29	3,624,155	90.4%	91.6%	$65,143	$19.80	6.0%	4.4%	6.9%
2	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	7	25	4,042,497	93.3%	94.9%	54,997	16.44	5.1%	4.9%	5.8%
3	Houston-The Woodlands-Sugar Land, TX	5	36	4,539,655	89.6%	91.6%	48,345	12.15	7.4%	5.5%	5.1%
4	Dallas-Fort Worth-Arlington, TX	4	16	3,109,296	90.5%	92.2%	44,050	15.50	3.3%	3.8%	4.6%
5	Chicago-Naperville-Elgin, IL-IN-WI	3	15	3,912,258	79.6%	84.0%	42,220	13.63	3.1%	4.7%	4.4%
6	Atlanta-Sandy Springs-Roswell, GA	9	25	3,654,065	92.3%	93.1%	37,422	11.31	5.1%	4.4%	3.9%
7	Los Angeles-Long Beach-Anaheim, CA	2	10	1,734,073	97.0%	99.0%	31,476	20.15	2.1%	2.1%	3.3%
8	Tampa-St. Petersburg-Clearwater, FL	18	15	2,407,331	90.7%	91.3%	28,078	13.82	3.1%	2.9%	3.0%
9	Cincinnati, OH-KY-IN	28	7	1,930,720	94.1%	94.6%	21,138	14.66	1.4%	2.3%	2.2%
10	Miami-Fort Lauderdale-West Palm Beach, FL	8	9	1,487,897	87.1%	88.7%	17,951	14.20	1.9%	1.8%	1.9%
	10 Largest MSAs by ABR	—	187	30,441,947	90.0%	91.8%	390,820	14.94	38.5%	36.8%	41.1%

11	Denver-Aurora-Lakewood, CO	19	5	1,193,943	88.6%	92.9%	15,436	13.99	1.0%	1.4%	1.6%
12	Detroit-Warren-Dearborn, MI	14	8	1,441,078	85.3%	86.6%	14,573	12.83	1.6%	1.7%	1.5%
13	Charlotte-Concord-Gastonia, NC-SC	22	5	1,634,839	93.9%	94.2%	14,553	10.37	1.0%	2.0%	1.5%
14	Orlando-Kissimmee-Sanford, FL	23	5	806,531	84.3%	93.6%	14,479	19.48	1.0%	1.0%	1.5%
15	Allentown-Bethlehem-Easton, PA-NJ	69	5	1,294,979	97.0%	97.4%	14,096	13.35	1.0%	1.6%	1.5%
16	Nashville-Davidson--Murfreesboro--Franklin, TN	36	7	1,279,571	94.0%	94.5%	13,515	11.23	1.4%	1.5%	1.4%
17	San Diego-Carlsbad, CA	17	3	644,988	85.1%	97.9%	13,340	21.66	0.6%	0.8%	1.4%
18	Minneapolis-St. Paul-Bloomington, MN-WI	16	8	1,179,744	87.6%	90.3%	13,314	13.32	1.6%	1.4%	1.4%
19	Hartford-West Hartford-East Hartford, CT	47	4	895,991	93.6%	96.5%	12,233	16.80	0.8%	1.1%	1.3%
20	Naples-Immokalee-Marco Island, FL	145	4	776,913	93.9%	95.9%	11,895	16.33	0.8%	0.9%	1.3%
	20 Largest MSAs by ABR	—	241	41,590,524	90.2%	92.2%	528,254	14.72	49.3%	50.2%	55.5%

21	Cleveland-Elyria, OH	32	4	1,021,816	95.4%	96.8%	11,478	11.64	0.8%	1.2%	1.2%
22	Ann Arbor, MI	146	4	1,061,249	92.3%	92.4%	11,309	13.74	0.8%	1.3%	1.2%
23	Oxnard-Thousand Oaks-Ventura, CA	67	3	677,512	95.9%	98.5%	11,293	17.29	0.6%	0.8%	1.2%
24	Binghamton, NY	189	4	751,207	99.1%	99.2%	10,236	13.74	0.8%	0.9%	1.1%
25	San Francisco-Oakland-Hayward, CA	11	2	506,531	91.7%	94.1%	9,950	26.15	0.4%	0.6%	1.0%
26	Riverside-San Bernardino-Ontario, CA	13	5	637,438	95.5%	95.9%	8,994	16.14	1.0%	0.8%	0.9%
27	Vallejo-Fairfield, CA	122	1	519,223	92.5%	96.8%	8,967	18.07	0.2%	0.6%	0.9%
28	Boston-Cambridge-Newton, MA-NH	10	6	707,909	94.3%	95.7%	8,472	12.56	1.2%	0.9%	0.9%
29	Jacksonville, FL	40	5	834,493	78.8%	81.6%	8,358	12.83	1.0%	1.0%	0.9%
30	Memphis, TN-MS-AR	42	1	659,193	77.1%	83.7%	8,309	15.74	0.2%	0.8%	0.9%
31	Port St. Lucie, FL	111	5	636,145	83.8%	84.5%	7,793	14.60	1.0%	0.8%	0.8%
32	Fresno, CA	56	2	442,299	97.1%	97.1%	7,575	17.88	0.4%	0.5%	0.8%
33	North Port-Sarasota-Bradenton, FL	73	5	732,037	93.5%	94.7%	7,507	10.90	1.0%	0.9%	0.8%
34	Indianapolis-Carmel-Anderson, IN	34	4	894,681	80.5%	89.0%	7,444	9.38	0.8%	1.1%	0.8%
35	New Haven-Milford, CT	65	5	546,407	94.9%	95.9%	7,267	13.86	1.0%	0.7%	0.8%
36	Louisville/Jefferson County, KY-IN	44	4	707,728	92.8%	95.1%	7,023	10.73	0.8%	0.9%	0.7%
37	Norwich-New London, CT	177	2	433,532	96.5%	97.3%	6,962	16.50	0.4%	0.5%	0.7%
38	Milwaukee-Waukesha-West Allis, WI	39	4	704,098	90.7%	91.6%	6,656	10.76	0.8%	0.9%	0.7%
39	College Station-Bryan, TX	187	4	491,463	96.6%	96.6%	5,610	14.16	0.8%	0.6%	0.6%
40	Worcester, MA-CT	58	3	517,769	82.7%	89.3%	5,568	14.22	0.6%	0.6%	0.6%
41	Springfield, MA	90	3	450,901	96.7%	96.7%	5,519	14.94	0.6%	0.5%	0.6%

Supplemental Disclosure - Three Months Ended December 31, 2017	Page 36

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
42	St. Louis, MO-IL	20	4	661,620	88.1%	92.0%	5,510	9.15	0.8%	0.8%	0.6%
43	Wilmington, NC	167	2	379,107	97.2%	97.2%	5,371	14.73	0.4%	0.5%	0.6%
44	Corpus Christi, TX	115	4	563,740	90.3%	91.0%	5,214	12.22	0.8%	0.7%	0.5%
45	Dayton, OH	72	3	534,385	95.0%	96.2%	5,194	12.19	0.6%	0.6%	0.5%
46	Scranton--Wilkes-Barre--Hazleton, PA	99	2	620,309	92.9%	92.9%	5,118	21.33	0.4%	0.7%	0.5%
47	Winston-Salem, NC	83	3	439,161	91.0%	91.7%	5,087	13.26	0.6%	0.5%	0.5%
48	Greensboro-High Point, NC	75	1	406,768	99.5%	99.5%	5,040	14.58	0.2%	0.5%	0.5%
49	Washington-Arlington-Alexandria, DC-VA-MD-WV	6	3	451,260	97.2%	97.2%	4,912	11.20	0.6%	0.5%	0.5%
50	Kansas City, MO-KS	30	4	601,926	89.1%	90.5%	4,440	8.29	0.8%	0.7%	0.5%
	50 Largest MSAs by ABR	—	343	60,182,431	90.6%	92.6%	746,430	14.37	69.7%	72.6%	78.3%

51	Columbus, OH	33	4	449,488	87.2%	88.5%	4,066	10.74	0.8%	0.5%	0.4%
52	Roanoke, VA	160	4	522,210	91.8%	91.8%	4,005	9.53	0.8%	0.6%	0.4%
53	Manchester-Nashua, NH	132	2	348,189	85.1%	85.4%	3,946	23.55	0.4%	0.4%	0.4%
54	Pittsfield, MA	321	1	436,854	97.5%	98.6%	3,933	21.06	0.2%	0.5%	0.4%
55	Boulder, CO	155	1	279,204	80.5%	81.5%	3,857	16.96	0.2%	0.3%	0.4%
56	Charleston-North Charleston, SC	74	2	496,571	85.3%	88.0%	3,762	8.80	0.4%	0.6%	0.4%
57	Panama City, FL	221	2	397,512	99.2%	99.2%	3,694	9.37	0.4%	0.5%	0.4%
58	Spartanburg, SC	153	1	360,277	88.9%	88.9%	3,650	11.99	0.2%	0.4%	0.4%
59	Raleigh, NC	43	2	291,027	94.9%	94.9%	3,625	13.23	0.4%	0.4%	0.4%
60	Greenville-Anderson-Mauldin, SC	61	2	220,723	99.1%	100.0%	3,601	16.31	0.4%	0.3%	0.4%
61	Saginaw, MI	226	2	429,188	96.1%	96.9%	3,439	11.66	0.4%	0.5%	0.4%
62	Atlantic City-Hammonton, NJ	176	1	179,199	98.2%	99.1%	3,364	18.94	0.2%	0.2%	0.4%
63	Bakersfield, CA	62	1	240,090	90.8%	90.8%	3,311	15.48	0.2%	0.3%	0.3%
64	Toledo, OH	91	2	602,793	83.9%	84.6%	3,290	8.15	0.4%	0.7%	0.3%
65	Las Vegas-Henderson-Paradise, NV	29	1	278,411	100.0%	100.0%	3,269	11.89	0.2%	0.3%	0.3%
66	Hilton Head Island-Bluffton-Beaufort, SC	210	2	230,352	93.5%	94.5%	3,159	14.51	0.4%	0.3%	0.3%
67	Jackson, MS	94	2	333,275	88.6%	88.6%	3,077	10.91	0.4%	0.4%	0.3%
68	Greenville, NC	239	1	233,153	96.2%	96.2%	3,028	13.50	0.2%	0.3%	0.3%
69	Odessa, TX	264	1	365,534	90.4%	100.0%	2,986	13.07	0.2%	0.4%	0.3%
70	Richmond, VA	45	2	215,897	96.9%	97.7%	2,982	14.13	0.4%	0.3%	0.3%
71	Traverse City, MI	284	1	411,758	99.1%	100.0%	2,979	26.74	0.2%	0.5%	0.3%
72	Des Moines-West Des Moines, IA	89	2	513,385	95.9%	95.9%	2,969	6.09	0.4%	0.6%	0.3%
73	Tullahoma-Manchester, TN	375	3	433,744	97.0%	97.0%	2,843	6.76	0.6%	0.5%	0.3%
74	Lafayette, LA	108	3	440,104	91.8%	93.4%	2,835	7.54	0.6%	0.5%	0.3%
75	Blacksburg-Christiansburg-Radford, VA	230	1	181,055	100.0%	100.0%	2,751	15.45	0.2%	0.2%	0.3%
76	Mobile, AL	128	1	580,684	47.6%	55.1%	2,642	8.81	0.2%	0.7%	0.3%
77	Lancaster, PA	103	3	236,006	99.4%	100.0%	2,639	11.18	0.6%	0.3%	0.3%
78	Savannah, GA	137	2	224,181	74.8%	89.6%	2,582	13.03	0.4%	0.3%	0.3%
79	Chattanooga, TN-GA	100	2	339,426	96.6%	96.6%	2,471	8.16	0.4%	0.4%	0.3%
80	Virginia Beach-Norfolk-Newport News, VA-NC	37	1	150,300	93.8%	93.8%	2,466	17.68	0.2%	0.2%	0.3%
81	Fort Wayne, IN	125	2	253,951	83.1%	83.1%	2,439	13.44	0.4%	0.3%	0.3%
82	Merced, CA	178	1	147,557	100.0%	100.0%	2,418	16.39	0.2%	0.2%	0.3%
83	Bridgeport-Stamford-Norwalk, CT	57	1	161,075	86.1%	86.1%	2,393	17.25	0.2%	0.2%	0.3%
84	Dover, DE	241	1	191,974	98.3%	98.3%	2,238	11.86	0.2%	0.2%	0.2%

Supplemental Disclosure - Three Months Ended December 31, 2017	Page 37

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
85	Elkhart-Goshen, IN	219	2	329,319	86.3%	86.3%	2,200	18.50	0.4%	0.4%	0.2%
86	Duluth, MN-WI	171	1	182,969	95.5%	97.7%	2,129	11.92	0.2%	0.2%	0.2%
87	Concord, NH	286	1	182,887	100.0%	100.0%	2,048	11.46	0.2%	0.2%	0.2%
88	Hickory-Lenoir-Morganton, NC	147	2	284,984	73.6%	78.9%	2,035	9.05	0.4%	0.3%	0.2%
89	Santa Maria-Santa Barbara, CA	119	1	179,549	100.0%	100.0%	1,984	11.91	0.2%	0.2%	0.2%
90	Altoona, PA	327	1	278,586	79.7%	79.7%	1,977	8.90	0.2%	0.3%	0.2%
91	Rutland, VT	532	1	224,514	98.6%	98.6%	1,973	8.92	0.2%	0.3%	0.2%
92	California-Lexington Park, MD	353	1	92,335	100.0%	100.0%	1,955	21.17	0.2%	0.1%	0.2%
93	Pittsburgh, PA	26	1	199,079	100.0%	100.0%	1,933	10.76	0.2%	0.2%	0.2%
94	Sacramento--Roseville--Arden-Arcade, CA	27	1	103,695	92.8%	92.8%	1,901	19.74	0.2%	0.1%	0.2%
95	Tucson, AZ	53	1	168,585	96.8%	96.8%	1,897	11.63	0.2%	0.2%	0.2%
96	York-Hanover, PA	120	1	153,088	95.2%	95.2%	1,893	13.25	0.2%	0.2%	0.2%
97	Flint, MI	131	1	162,059	86.4%	91.3%	1,874	12.76	0.2%	0.2%	0.2%
98	Portland-South Portland, ME	104	1	287,513	90.0%	90.0%	1,872	20.69	0.2%	0.3%	0.2%
99	Tulsa, OK	55	1	186,851	100.0%	100.0%	1,850	9.90	0.2%	0.2%	0.2%
100	Trenton, NJ	143	2	205,557	92.7%	94.6%	1,835	9.44	0.4%	0.2%	0.2%
	100 Largest MSAs by ABR	—	422	74,579,148	90.5%	92.4%	884,495	13.93	86.8%	90.1%	93.1%

	Other MSAs	—	64	8,233,061	88.6%	90.2%	65,073	9.32	13.2%	9.9%	6.9%

TOTAL		—	486	82,812,209	90.3%	92.2%	$949,568	$13.47	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended December 31, 2017	Page 38

PROPERTIES BY STATE
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	State	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	Texas	65	9,510,391	90.1%	92.2%	$110,084	$13.36	13.4%	11.5%	11.6%
2	Florida	55	8,772,427	88.8%	90.7%	106,280	13.86	11.3%	10.6%	11.2%
3	California	32	6,121,721	94.6%	97.4%	103,347	18.73	6.6%	7.4%	10.9%
4	Pennsylvania	34	5,837,674	93.8%	94.5%	67,760	14.71	7.0%	7.0%	7.1%
5	New York	28	3,559,268	92.0%	93.7%	60,817	18.72	5.8%	4.3%	6.4%
6	Illinois	22	4,709,788	81.7%	85.4%	48,143	12.58	4.5%	5.7%	5.1%
7	Georgia	35	4,856,395	89.5%	91.2%	45,817	10.62	7.2%	5.9%	4.8%
8	New Jersey	18	3,089,307	89.9%	92.8%	42,963	15.89	3.7%	3.7%	4.5%
9	North Carolina	20	4,241,985	92.6%	93.2%	42,210	11.43	4.1%	5.1%	4.4%
10	Ohio	21	4,088,047	93.1%	94.0%	40,546	11.99	4.3%	4.9%	4.3%
11	Michigan	19	3,902,104	90.2%	91.1%	37,742	13.22	3.9%	4.7%	4.0%
12	Connecticut	13	2,162,501	93.5%	95.1%	30,065	15.66	2.7%	2.6%	3.2%
13	Tennessee	15	3,062,513	91.1%	92.7%	29,688	11.03	3.1%	3.7%	3.1%
14	Massachusetts	11	1,871,739	93.1%	95.7%	21,722	15.41	2.3%	2.3%	2.3%
15	Colorado	6	1,473,147	87.0%	90.8%	19,293	14.49	1.2%	1.8%	2.0%
16	Kentucky	9	2,074,205	94.0%	94.9%	18,721	10.45	1.9%	2.5%	2.0%
17	Indiana	12	1,877,402	83.3%	88.7%	15,908	10.86	2.5%	2.3%	1.7%
18	Minnesota	9	1,362,713	88.7%	91.3%	15,443	13.10	1.9%	1.6%	1.6%
19	Virginia	10	1,392,586	90.9%	91.0%	14,342	11.92	2.1%	1.7%	1.5%
20	South Carolina	7	1,307,923	90.1%	91.4%	14,172	12.11	1.4%	1.6%	1.5%
21	New Hampshire	5	772,770	89.9%	90.1%	7,764	13.89	1.0%	0.9%	0.8%
22	Missouri	6	865,816	88.6%	92.2%	6,782	8.67	1.2%	1.0%	0.7%
23	Maryland	4	468,667	98.3%	98.3%	6,660	14.46	0.8%	0.6%	0.7%
24	Wisconsin	4	704,098	90.7%	91.6%	6,656	10.76	0.8%	0.9%	0.7%
25	Alabama	3	888,284	64.9%	69.9%	5,169	8.61	0.6%	1.1%	0.5%
26	Iowa	4	723,408	94.3%	94.3%	4,312	6.42	0.8%	0.9%	0.5%
27	Louisiana	4	619,143	79.6%	80.7%	3,432	7.48	0.8%	0.7%	0.4%
28	Nevada	1	278,411	100.0%	100.0%	3,269	11.89	0.2%	0.3%	0.3%
29	Arizona	2	288,110	92.1%	92.1%	3,204	12.08	0.4%	0.3%	0.3%
30	Kansas	2	370,239	92.6%	93.2%	3,178	11.85	0.4%	0.4%	0.3%
31	Mississippi	2	333,275	88.6%	88.6%	3,077	10.91	0.4%	0.4%	0.3%
32	Delaware	1	191,974	98.3%	98.3%	2,238	11.86	0.2%	0.2%	0.2%
33	West Virginia	2	251,500	98.0%	98.0%	2,103	8.53	0.4%	0.3%	0.2%
34	Vermont	1	224,514	98.6%	98.6%	1,973	8.92	0.2%	0.3%	0.2%
35	Maine	1	287,513	90.0%	90.0%	1,872	20.69	0.2%	0.3%	0.2%
36	Oklahoma	1	186,851	100.0%	100.0%	1,850	9.90	0.2%	0.2%	0.2%
37	New Mexico	2	83,800	100.0%	100.0%	966	11.53	0.4%	0.1%	0.1%

TOTAL		486	82,812,209	90.3%	92.2%	$949,568	$13.47	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended December 31, 2017	Page 39

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

1	Winchester Plaza	Huntsville	AL	Huntsville, AL	2006	75,780	96.2%	$966	$13.25	Publix	—
2	Springdale	Mobile	AL	Mobile, AL	2004	580,684	55.1%	2,642	8.81	Sam's Club*	Bed Bath & Beyond, Big Lots, Burlington Stores, Cost Plus World Market, David's Bridal, Marshalls, Michaels
3	Payton Park	Sylacauga	AL	Talladega-Sylacauga, AL	1995	231,820	98.2%	1,561	6.86	Walmart Supercenter	Burke's Outlet
4	Glendale Galleria	Glendale	AZ	Phoenix-Mesa-Scottsdale, AZ	1991	119,525	85.5%	1,307	12.79	—	Gymnasium Academy, LA Fitness, Sears Outlet
5	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	168,585	96.8%	1,897	11.63	Sam's Club*	CareMore, JC Penney Home Store, Tuesday Morning, Stein Mart
6	Applegate Ranch Shopping Center	Atwater	CA	Merced, CA	2006	147,557	100.0%	2,418	16.39	SuperTarget*, Walmart Supercenter*	Marshalls, Petco
7	Bakersfield Plaza	Bakersfield	CA	Bakersfield, CA	1970	240,090	90.8%	3,311	15.48	Lassens Natural Foods & Vitamins	AMC Theatres, Burlington Stores, In Shape Fitness, Ross Dress for Less	Hobby Lobby
8	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	129,173	92.0%	2,077	18.50	Trader Joe's*	24 Hour Fitness, CVS, Michaels
9	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	67,621	95.8%	1,160	17.90	Stater Bros.	—
10	Clovis Commons	Clovis	CA	Fresno, CA	2004	180,955	96.3%	3,806	22.61	—	Best Buy, Office Depot, PetSmart, T.J.Maxx	Target
11	Cudahy Plaza	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	1994	147,804	98.0%	1,387	9.58	—	Big Lots, Chuze Fitness
12	University Mall	Davis	CA	Sacramento--Roseville--Arden-Arcade, CA	1964	103,695	92.8%	1,901	19.75	Trader Joe's	Forever 21, World Market
13	Felicita Plaza	Escondido	CA	San Diego-Carlsbad, CA	2001	98,594	100.0%	1,444	14.65	Vons (Albertsons)	Chuze Fitness
14	Felicita Town Center	Escondido	CA	San Diego-Carlsbad, CA	1987	126,502	99.0%	2,756	22.00	Major Market, Trader Joe's	Rite Aid
15	Arbor - Broadway Faire	Fresno	CA	Fresno, CA	1995	261,344	97.7%	3,769	14.76	Smart & Final Extra!	PetSmart, The Home Depot, United Artists Theatres
16	Lompoc Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	1960	179,549	100.0%	1,984	11.91	Vons (Albertsons)	Harbor Freight Tools, Marshalls, Michaels, Staples
17	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	92,315	100.0%	1,203	13.79	Grocery Outlet	Fallas Paredes, Sears Outlet	In Shape Fitness
18	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	1974	283,631	98.6%	5,634	20.64	Albertsons	Best Buy, CVS, Kohl's, Five Below, Ross Dress for Less
19	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	1990	124,481	98.4%	2,028	17.09	Barons Market	Crunch Fitness, Dollar Tree
20	Esplanade Shopping Center	Oxnard	CA	Oxnard-Thousand Oaks-Ventura, CA	2002	356,864	100.0%	7,139	20.18	Walmart Neighborhood Market	Bed Bath & Beyond, Dick's Sporting Goods, Five Below, Nordstrom Rack, T.J.Maxx	The Home Depot
21	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	202,773	100.0%	2,165	10.68	Food 4 Less (Kroger)	Ross Dress for Less, Target
22	Paradise Plaza	Paradise	CA	Chico, CA	1997	196,451	97.9%	935	7.90	Save Mart	Kmart
23	Metro 580	Pleasanton	CA	San Francisco-Oakland-Hayward, CA	1996	177,573	98.3%	2,664	33.69	—	Kohl's, Orchard Supply Hardware, Party City	Walmart
24	Rose Pavilion (2)	Pleasanton	CA	San Francisco-Oakland-Hayward, CA	2018	328,958	91.8%	7,286	24.17	99 Ranch Market, Trader Joe's	CVS, Golf Galaxy, Macy's Home Store, Total Wine & More
25	Puente Hills Town Center	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	1984	258,685	99.4%	5,867	22.82	—	Marshalls, Michaels
26	San Bernardino Center	San Bernardino	CA	Riverside-San Bernardino-Ontario, CA	2003	143,082	100.0%	1,079	7.54	—	Big Lots, Target
27	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1990	169,963	96.3%	4,656	28.45	Ralphs (Kroger), Trader Joe's	Crunch Fitness, CVS
28	Plaza By The Sea	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1976	49,089	93.6%	613	14.82	Stater Bros.	—
29	Village at Mira Mesa (2)	San Diego	CA	San Diego-Carlsbad, CA	2018	419,892	97.1%	9,140	23.32	Sprouts Farmers Market, Vons (Albertsons)	Bed Bath & Beyond, BevMo, Marshalls, Michaels, Mira Mesa Lanes
30	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	1986	164,757	100.0%	3,722	22.59	Smart & Final Extra!	Harbor Freight Tools, T.J.Maxx	Rite Aid
31	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	100.0%	2,921	26.75	Trader Joe's	Big Lots, Petco, Rite Aid
32	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2002	289,268	100.0%	3,475	23.37	El Super, Walmart Supercenter	LA Fitness, Ross Dress for Less	Target
33	Santa Paula Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	191,475	100.0%	2,077	11.09	Vons (Albertsons)	Ace Hardware, Big Lots
34	Vail Ranch Center	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2003	201,904	95.5%	3,018	21.21	Stater Bros.	Rite Aid, Stein Mart
35	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	56,700	100.0%	1,036	18.27	Ralphs (Kroger)	—
36	Upland Town Square	Upland	CA	Riverside-San Bernardino-Ontario, CA	1994	100,350	87.9%	1,709	19.37	Sprouts Farmers Market	—
37	Gateway Plaza - Vallejo (2)	Vallejo	CA	Vallejo-Fairfield, CA	2018	519,223	96.8%	8,967	18.07	Costco*	Bed Bath & Beyond, Century Theatres, DSW, Marshalls, Michaels, OfficeMax, Party City, Petco, Ross Dress for Less, Toys"R"Us, Ulta	Target
38	Arvada Plaza	Arvada	CO	Denver-Aurora-Lakewood, CO	1994	95,236	100.0%	739	7.76	King Soopers (Kroger)	Arc
39	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	468,556	96.8%	6,729	14.84	King Soopers (Kroger)	2nd & Charles, AMC Theatres, Big Lots, Burlington Stores, buybuy BABY, Dollar Tree, Kohl's, Stein Mart
40	Aurora Plaza	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	178,491	100.0%	1,691	9.81	King Soopers (Kroger)	Cinema Latino, Gen-X
41	Villa Monaco	Denver	CO	Denver-Aurora-Lakewood, CO	1978	121,101	92.4%	1,661	14.84	—	Chuze Fitness
42	Superior Marketplace	Superior	CO	Boulder, CO	1997	279,204	81.5%	3,857	16.96	Whole Foods Market, Costco*, SuperTarget*	Party City, T.J.Maxx, Ulta
43	Westminster City Center	Westminster	CO	Denver-Aurora-Lakewood, CO	1996	330,559	81.9%	4,616	17.06	—	Babies"R"Us, Barnes & Noble, David's Bridal, Jo-Ann Fabric & Craft Stores, Ross Dress for Less, Tile Shop, Ulta
44	Freshwater - Stateline Plaza	Enfield	CT	Hartford-West Hartford-East Hartford, CT	2004	299,978	96.6%	2,608	17.03	Costco	Dick's Sporting Goods, Jo-Ann Fabric & Craft Stores, P.C. Richard & Son	The Home Depot
45	The Shoppes at Fox Run	Glastonbury	CT	Hartford-West Hartford-East Hartford, CT	1974	106,364	93.6%	2,455	24.65	Whole Foods Market	Petco
46	Groton Square	Groton	CT	Norwich-New London, CT	1987	196,802	96.8%	2,480	13.02	Super Stop & Shop (Ahold)	Kohl's	Walmart
47	Parkway Plaza	Hamden	CT	New Haven-Milford, CT	2006	72,353	100.0%	1,027	14.19	PriceRite (Wakefern)	—

Supplemental Disclosure - Three Months Ended December 31, 2017	Page 40

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

48	The Manchester Collection	Manchester	CT	Hartford-West Hartford-East Hartford, CT	2001	339,755	97.1%	4,731	14.34	Walmart Supercenter*	A.C. Moore, Ashley Furniture, Babies"R"Us, Bed Bath & Beyond, Big Bob's Flooring Outlet, Cost Plus World Market, DSW, Edge Fitness, Hobby Lobby, Men's Wearhouse, Plaza Azteca	Best Buy, The Home Depot, Walmart
49	Chamberlain Plaza	Meriden	CT	New Haven-Milford, CT	2004	54,302	100.0%	592	10.90	—	Dollar Tree, Savers
50	Turnpike Plaza	Newington	CT	Hartford-West Hartford-East Hartford, CT	2004	149,894	97.1%	2,439	16.75	Market 32	Dick's Sporting Goods
51	North Haven Crossing	North Haven	CT	New Haven-Milford, CT	1993	103,865	96.1%	1,778	17.81	—	Barnes & Noble, Dollar Tree, DSW, Five Below, Lumber Liquidators, PetSmart
52	Christmas Tree Plaza	Orange	CT	New Haven-Milford, CT	1996	132,791	94.1%	1,619	12.96	—	A.C. Moore, Christmas Tree Shops
53	Stratford Square	Stratford	CT	Bridgeport-Stamford-Norwalk, CT	1984	161,075	86.1%	2,393	17.25	—	LA Fitness, Marshalls
54	Torrington Plaza	Torrington	CT	Torrington, CT	1994	125,496	85.2%	1,210	11.32	—	Jo-Ann Fabric & Craft Stores, Staples, T.J.Maxx
55	Waterbury Plaza	Waterbury	CT	New Haven-Milford, CT	2000	183,096	94.4%	2,251	13.03	Super Stop & Shop (Ahold)	Dollar Tree	Target
56	Waterford Commons	Waterford	CT	Norwich-New London, CT	2004	236,730	97.8%	4,482	19.37	—	Babies"R"Us, Dick’s Sporting Goods, DSW, Michaels, Party City, Ulta	Best Buy, Raymour & Flanigan
57	North Dover Center	Dover	DE	Dover, DE	1989	191,974	98.3%	2,238	11.86	Acme (Albertsons)	Kirkland's, Party City, Staples, T.J.Maxx, Toys"R"Us
58	Brooksville Square	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	1987	156,361	94.1%	1,642	11.17	Publix	—
59	Coastal Way - Coastal Landing	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	374,598	92.3%	3,472	17.65	—	Bed Bath & Beyond, Belk, Marshalls, Michaels, Office Depot, Petco, Sears, Ulta
60	Midpoint Center	Cape Coral	FL	Cape Coral-Fort Myers, FL	2002	75,386	98.6%	993	13.36	Publix	—	Target
61	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	1973	300,929	84.0%	5,555	22.30	Costco*, SuperTarget*	David's Bridal, Michaels, PetSmart, Ross Dress for Less	Lowe's
62	Coconut Creek Plaza	Coconut Creek	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	264,129	89.3%	3,337	14.14	Publix	Bealls Outlet, Big Lots, Off the Wall Trampoline, Planet Fitness
63	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	85,783	93.5%	1,544	19.25	—	Broward County Library, CVS
64	Northgate Shopping Center	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	186,396	97.9%	1,321	7.24	Publix	Planet Fitness
65	Sun Plaza	Ft. Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	99.1%	1,775	11.33	Publix	Bealls Outlet, Books-A-Million, Office Depot, T.J.Maxx
66	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	89,822	100.0%	840	9.63	Winn-Dixie (Southeastern Grocers)	Ace Hardware, Family Dollar
67	Regency Park Shopping Center	Jacksonville	FL	Jacksonville, FL	1985	334,065	62.9%	1,586	8.43	—	American Signature Furniture, Bealls Outlet, Books-A-Million, David's Bridal, Ollie's Bargain Outlet
68	The Shoppes at Southside	Jacksonville	FL	Jacksonville, FL	2004	109,113	100.0%	1,971	18.06	—	Best Buy, David's Bridal, Restoration Hardware
69	Ventura Downs (2)	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2018	98,191	94.0%	1,568	16.98	—	LA Fitness
70	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2002	133,520	93.5%	2,189	17.53	Walmart Neighborhood Market	Walgreens
71	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1992	182,314	93.8%	1,913	11.52	Publix	Dollar Tree, Petco, Staples, Tuesday Morning, T.J.Maxx
72	Marco Town Center	Marco Island	FL	Naples-Immokalee-Marco Island, FL	1998	109,931	77.4%	1,757	20.65	Publix	—
73	Mall at 163rd Street	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2007	339,478	70.5%	3,396	17.90	Walmart Supercenter*	Citi Trends, Marshalls, Ross Dress for Less
74	Miami Gardens	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1996	244,719	98.8%	2,660	11.01	Fresco y Más (Southeastern Grocers)	Ross Dress for Less
75	Freedom Square	Naples	FL	Naples-Immokalee-Marco Island, FL	1995	211,839	100.0%	2,062	9.73	Publix	—
76	Naples Plaza	Naples	FL	Naples-Immokalee-Marco Island, FL	2013	201,795	100.0%	3,548	17.89	Publix	Marshalls, Office Depot, PGA TOUR Superstore
77	Park Shore Plaza	Naples	FL	Naples-Immokalee-Marco Island, FL	2018	253,348	97.3%	4,528	19.42	The Fresh Market	Big Lots, Burlington Stores, HomeGoods, Kirkland's, Party City, Saks OFF Fifth
78	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	96.8%	979	12.46	Publix	Zone Fitness Club
79	Southgate Center	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1966	248,901	97.3%	2,477	10.83	Publix	Bealls Outlet, Big Lots, Lumber Liquidators, Old Time Pottery, Pet Supermarket, YouFit Health Club
80	Presidential Plaza West	North Lauderdale	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	88,441	90.4%	855	10.70	Sedano's	Family Dollar
81	Fashion Square	Orange Park	FL	Jacksonville, FL	1996	36,029	46.5%	378	32.87	—	Miller's Orange Park Ale House
82	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1986	141,069	99.4%	2,393	17.07	—	Burlington Stores, LA Fitness	Target
83	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	98.7%	990	13.14	Publix	—
84	Hunter's Creek Plaza	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	73,204	93.7%	1,090	15.90	Lucky's Market	Office Depot
85	Pointe Orlando	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1997	417,746	90.7%	8,438	23.01	—	Main Event, Regal Cinemas
86	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	95.7%	749	12.13	Publix	—
87	Martin Downs Village Center	Palm City	FL	Port St. Lucie, FL	1987	162,336	91.8%	2,693	18.59	—	Coastal Care, Walgreens
88	23rd Street Station	Panama City	FL	Panama City, FL	1995	98,827	96.6%	1,241	13.00	Publix	—
89	Panama City Square	Panama City	FL	Panama City, FL	1989	298,685	100.0%	2,453	8.21	Walmart Supercenter	Big Lots, Harbor Freight Tools, HomeGoods, T.J.Maxx
90	Pensacola Square	Pensacola	FL	Pensacola-Ferry Pass-Brent, FL	1995	142,767	84.7%	1,148	9.50	—	Bealls Outlet, Big Lots, Petland, Sears Home Appliance Showroom	Hobby Lobby
91	East Port Plaza	Port St. Lucie	FL	Port St. Lucie, FL	1991	162,831	83.6%	1,914	14.06	Publix	Fortis Institute, Walgreens
92	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,186	94.5%	1,158	12.87	Winn-Dixie (Southeastern Grocers)	Dollar Tree
93	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	61,015	97.4%	660	11.11	Winn-Dixie (Southeastern Grocers)	—
94	Cobblestone Village	Royal Palm Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	39,404	91.1%	685	19.08	SuperTarget*	The Zoo Health Club
95	Beneva Village Shoppes (2)	Sarasota	FL	North Port-Sarasota-Bradenton, FL	2018	141,633	96.3%	1,801	13.21	Publix	Harbor Freight Tools, Pet Supermarket, Walgreens

Supplemental Disclosure - Three Months Ended December 31, 2017	Page 41

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

96	Sarasota Village	Sarasota	FL	North Port-Sarasota-Bradenton, FL	1972	173,184	100.0%	2,046	12.11	Publix	Big Lots, Crunch Fitness, HomeGoods
97	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	130,901	74.0%	1,288	13.30	Publix	—
98	Seminole Plaza	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	1964	156,579	96.5%	1,246	8.25	—	Bealls Outlet, Burlington Stores, T.J.Maxx
99	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2003	265,464	96.2%	3,583	14.03	Publix	Bealls, Bed Bath & Beyond, Michaels, Party City, Petco
100	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	136,224	80.6%	1,796	16.35	Publix	CVS, Dollar Tree
101	Bay Pointe Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2016	95,760	98.3%	1,616	17.16	Publix	Bealls Outlet, Pet Supermarket
102	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	95.9%	1,269	8.84	Winn-Dixie (Southeastern Grocers)	Bealls Outlet, Big Lots
103	Skyway Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	110,799	78.3%	736	8.48	—	Dollar Tree
104	Tyrone Gardens	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	1998	206,784	82.3%	1,676	9.85	Winn-Dixie (Southeastern Grocers)	Big Lots, Chuck E. Cheese’s
105	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	151,246	66.7%	1,279	12.68	Publix	Family Dollar, Flooring USA
106	Sunrise Town Center	Sunrise	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1989	110,109	100.0%	1,372	12.46	Patel Brothers	Dollar Tree, LA Fitness	Walmart
107	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	92,958	94.3%	1,474	16.82	Publix	Rarehues
108	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	89,885	96.7%	1,280	14.73	—	Deal$, Ross Dress for Less, Lumber Liquidators
109	Shoppes at Tarpon	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	97.6%	2,200	15.46	Publix	Petco, T.J.Maxx, Ulta
110	Venice Plaza	Venice	FL	North Port-Sarasota-Bradenton, FL	1999	132,345	97.5%	926	7.18	Winn-Dixie (Southeastern Grocers)	Lumber Liquidators, Pet Supermarket, T.J.Maxx
111	Venice Shopping Center	Venice	FL	North Port-Sarasota-Bradenton, FL	2000	109,801	91.5%	657	6.54	Publix	Bealls Outlet
112	Venice Village Shoppes	Venice	FL	North Port-Sarasota-Bradenton, FL	1989	175,074	88.0%	2,077	13.48	Publix	Jo-Ann Fabric & Craft Stores, Planet Fitness
113	Governors Towne Square	Acworth	GA	Atlanta-Sandy Springs-Roswell, GA	2005	68,658	98.0%	1,181	17.56	Publix	—
114	Albany Plaza	Albany	GA	Albany, GA	1995	114,169	75.1%	572	6.67	Harveys (Southeastern Grocers)	Big Lots, OK Beauty & Fashions Outlet
115	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Roswell, GA	1993	332,364	98.0%	5,238	20.11	—	AMC Theatres, Barnes & Noble, DSW, Macy's Furniture Gallery, REI, T.J.Maxx	Toys"R"Us
116	Perlis Plaza	Americus	GA	Americus, GA	1972	165,315	83.6%	824	5.96	—	Belk, Roses
117	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Roswell, GA	1952	445,042	87.9%	4,444	11.60	City Farmers Market	dd's Discounts (Ross)
118	Augusta West Plaza	Augusta	GA	Augusta-Richmond County, GA-SC	2006	207,823	68.3%	1,018	7.90	—	Dollar Tree
119	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Roswell, GA	1985	66,197	100.0%	537	8.11	Food Depot	Family Dollar
120	Vineyards at Chateau Elan	Braselton	GA	Atlanta-Sandy Springs-Roswell, GA	2002	79,047	96.5%	1,108	14.53	Publix	—
121	Cedar Plaza	Cedartown	GA	Cedartown, GA	1994	83,300	100.0%	707	8.49	Kroger	Planet Fitness
122	Conyers Plaza	Conyers	GA	Atlanta-Sandy Springs-Roswell, GA	2001	171,374	94.0%	2,052	12.74	Walmart Supercenter*	Jo-Ann Fabric & Craft Stores, Mattress Firm, PetSmart, Value Village	The Home Depot
123	Cordele Square	Cordele	GA	Cordele, GA	2002	127,953	82.6%	694	6.56	Harveys (Southeastern Grocers)	Belk, Citi Trends, Cordele Theatres
124	Covington Gallery	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	1991	174,857	94.3%	1,096	6.65	Ingles	Kmart
125	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	2000	67,270	98.1%	779	11.81	Publix	—
126	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Roswell, GA	2002	94,886	81.3%	1,020	13.22	Kroger	—
127	Northside	Dalton	GA	Dalton, GA	2001	73,931	97.3%	602	8.37	Food City	Family Dollar
128	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1994	77,811	92.0%	811	11.32	Publix	—
129	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1986	46,670	86.3%	717	17.88	Kroger*	—
130	Dublin Village	Dublin	GA	Dublin, GA	2005	94,920	97.5%	715	7.73	Kroger	—
131	Westgate	Dublin	GA	Dublin, GA	2004	110,738	96.0%	681	6.64	Harveys (Southeastern Grocers)	Bealls Outlet, Big Lots	The Home Depot
132	Venture Pointe	Duluth	GA	Atlanta-Sandy Springs-Roswell, GA	1995	155,172	100.0%	1,639	10.56	—	American Signature Furniture, Ollie's Bargain Outlet, Studio Movie Grill
133	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Roswell, GA	2006	176,451	77.7%	1,021	8.75	Food Depot	Cinemark, Staples
134	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Roswell, GA	1992	218,818	100.0%	2,397	10.95	ALDI	Best Buy, Michaels, OfficeMax, PetSmart, The Furniture Mall
135	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Roswell, GA	2003	97,040	100.0%	1,388	14.30	Publix	—
136	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1994	105,884	86.6%	1,225	13.36	Publix	—
137	The Village at Mableton	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1959	239,013	89.5%	1,080	5.05	—	Dollar Tree, Ollie's Bargain Outlet, Planet Fitness
138	Marshalls at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1982	54,976	100.0%	565	10.28	—	Marshalls
139	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	2004	113,079	86.8%	988	10.07	Kroger	—
140	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1996	154,224	89.0%	1,791	13.04	Kroger	J. Christopher's
141	Creekwood Village	Rex	GA	Atlanta-Sandy Springs-Roswell, GA	1990	69,778	91.0%	546	8.60	Food Depot	—
142	Shops of Riverdale	Riverdale	GA	Atlanta-Sandy Springs-Roswell, GA	1995	16,808	70.3%	238	20.16	Walmart Supercenter*	—
143	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	1988	93,420	97.1%	987	10.88	—	PGA TOUR Superstore
144	Victory Square	Savannah	GA	Savannah, GA	2007	122,719	88.6%	1,634	15.43	SuperTarget*	Citi Trends, Dollar Tree, Frank Theatres, Staples	The Home Depot
145	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Roswell, GA	2008	188,135	97.2%	2,805	15.34	Kroger	—
146	Stone Mountain Festival	Stone Mountain	GA	Atlanta-Sandy Springs-Roswell, GA	2006	347,091	98.3%	1,769	5.18	Walmart Supercenter	Hobby Lobby, NCG Cinemas
147	Wilmington Island	Wilmington Island	GA	Savannah, GA	1985	101,462	90.8%	948	10.29	Kroger	—
148	Kimberly West Shopping Center	Davenport	IA	Davenport-Moline-Rock Island, IA-IL	1987	113,713	90.1%	646	6.31	Hy-Vee	—

Supplemental Disclosure - Three Months Ended December 31, 2017	Page 42

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

149	Haymarket Mall	Des Moines	IA	Des Moines-West Des Moines, IA	1979	243,680	98.0%	1,484	6.35	—	Burlington Stores, Harbor Freight Tools, Hobby Lobby
150	Haymarket Square	Des Moines	IA	Des Moines-West Des Moines, IA	1979	269,705	94.0%	1,485	5.86	Price Chopper	Aspen Athletic Clubs, Big Lots, Northern Tool + Equipment, Office Depot
151	Warren Plaza	Dubuque	IA	Dubuque, IA	1993	96,310	90.5%	697	8.48	Hy-Vee	—	Target
152	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	1999	199,463	82.3%	3,113	18.97	Trader Joe's	Binny's Beverage Depot, Chuck E. Cheese's, Kirkland's, Petco, Ulta
153	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	2000	151,643	96.1%	2,139	14.69	—	Savers, XSport Fitness	Kohl's
154	Bartonville Square	Bartonville	IL	Peoria, IL	2001	61,678	88.3%	280	5.48	Kroger	—
155	Festival Center	Bradley	IL	Kankakee, IL	2006	63,796	100.0%	437	6.85	—	Big Lots, Dollar General
156	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	198,298	82.2%	1,875	11.51	Shop & Save Market	Hobby Lobby, Walgreens
157	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	324,977	93.1%	4,198	14.98	—	Marshalls, The Home Depot, Ross Dress for Less, XSport Fitness
158	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	548,531	77.6%	5,393	15.19	—	AMC, Best Buy, Five Below, Party City, PetSmart, Ross Dress for Less, T.J.Maxx
159	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN-WI	1987	273,060	85.8%	2,285	9.76	Jewel-Osco (Albertsons)	Burlington Stores	Hobby Lobby
160	Elk Grove Town Center	Elk Grove Village	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	131,794	88.5%	1,905	16.34	—	Walgreens
161	Crossroads Centre	Fairview Heights	IL	St. Louis, MO-IL	1975	242,752	87.9%	1,814	8.50	Ruler Foods (Kroger)	Big Lots, Plato's Closet, Sky Zone, T.J.Maxx
162	Freeport Plaza	Freeport	IL	Freeport, IL	2000	87,846	88.3%	537	6.92	Cub Foods (Supervalu)	—
163	Westview Center	Hanover Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	1989	326,422	88.9%	2,662	9.51	Tony's Finer Foods	Big Lots, LA Fitness, Sears Outlet	Value City
164	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	171,530	85.9%	2,325	15.79	—	Best Buy, PetSmart, Stein Mart
165	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	106,683	97.2%	1,602	15.46	Sunset Foods	—
166	High Point Centre (2)	Lombard	IL	Chicago-Naperville-Elgin, IL-IN-WI	2018	240,097	69.6%	1,863	11.16	—	David's Bridal, Jo-Ann Fabric & Craft Stores, LA Fitness, Office Depot
167	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	118,281	93.8%	1,695	16.11	Jewel-Osco	Planet Fitness
168	Westridge Court	Naperville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	680,553	82.7%	7,271	12.92	—	Art Van Furniture, Big Lots, buybuy BABY, Marshalls, Old Navy, Party City, Star Cinema Grill, Ulta
169	Sterling Bazaar	Peoria	IL	Peoria, IL	1992	87,359	92.5%	769	9.73	Kroger	—
170	Rollins Crossing	Round Lake Beach	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	192,849	96.3%	1,985	17.56	—	LA Fitness, Regal Cinemas
171	Twin Oaks Shopping Center	Silvis	IL	Davenport-Moline-Rock Island, IA-IL	1991	114,342	97.6%	750	6.72	Hy-Vee	Eye Surgeons Associates
172	Sangamon Center North	Springfield	IL	Springfield, IL	1996	139,757	94.9%	1,336	10.07	Schnucks	U.S. Post Office
173	Tinley Park Plaza	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	1973	248,077	67.4%	1,909	12.02	Walt's Fine Foods	Planet Fitness, Tile Shop
174	Meridian Village	Carmel	IN	Indianapolis-Carmel-Anderson, IN	1990	123,169	82.9%	887	8.68	—	Dollar Tree, Godby Home Furnishings, Ollie's Bargain Outlet
175	Columbus Center	Columbus	IN	Columbus, IN	1964	143,043	91.4%	1,442	11.03	—	Big Lots, Five Below, OfficeMax, T.J.Maxx, Ulta	Target
176	Elkhart Plaza West	Elkhart	IN	Elkhart-Goshen, IN	1997	81,651	85.8%	527	37.19	Martin's Super Market	CVS
177	Apple Glen Crossing	Fort Wayne	IN	Fort Wayne, IN	2002	150,163	91.2%	1,872	17.45	Walmart Supercenter*	Best Buy, Dick's Sporting Goods, PetSmart	Kohl's
178	Market Centre	Goshen	IN	Elkhart-Goshen, IN	1994	247,668	86.5%	1,673	15.98	Walmart Supercenter*	—
179	Marwood Plaza	Indianapolis	IN	Indianapolis-Carmel-Anderson, IN	1992	107,080	84.1%	779	8.65	Kroger	—
180	Westlane Shopping Center	Indianapolis	IN	Indianapolis-Carmel-Anderson, IN	1968	71,602	100.0%	659	9.20	Save-A-Lot	Citi Trends
181	Valley View Plaza	Marion	IN	Marion, IN	1997	29,974	90.0%	375	13.90	Walmart Supercenter*	Aaron's
182	Bittersweet Plaza	Mishawaka	IN	South Bend-Mishawaka, IN-MI	2000	92,295	91.3%	747	8.91	Martin's Super Market	—
183	Lincoln Plaza	New Haven	IN	Fort Wayne, IN	1968	103,788	71.5%	567	7.64	Kroger	Go Workout
184	Speedway Super Center (2)	Speedway	IN	Indianapolis-Carmel-Anderson, IN	2018	592,830	89.8%	5,119	9.67	Kroger	Burlington Stores, Kohl's, Oak Street Health Center, Petco, Ross Dress for Less, Sears Outlet, T.J.Maxx
185	Sagamore Park Centre (2)	West Lafayette	IN	Lafayette-West Lafayette, IN	2018	134,139	98.6%	1,261	9.69	Pay Less (Kroger)	—
186	Westchester Square	Lenexa	KS	Kansas City, MO-KS	1987	154,978	91.3%	1,354	9.57	Hy-Vee	—
187	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	215,261	94.6%	1,824	14.40	Dillons (Kroger)	Bellus Academy, Jo-Ann Fabric & Craft Stores, Marshalls
188	North Dixie Plaza	Elizabethtown	KY	Elizabethtown-Fort Knox, KY	1992	130,466	100.0%	1,052	8.06	—	At Home, Staples
189	Florence Plaza - Florence Square	Florence	KY	Cincinnati, OH-KY-IN	2014	686,526	90.2%	6,781	14.09	Kroger	Barnes & Noble, Burlington Stores, David's Bridal, Five Below, Harbor Freight Tools, Hobby Lobby, Old Navy, Ollie's Bargain Outlet, Staples, T.J.Maxx
190	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	1959	208,374	94.8%	1,793	9.57	—	King Pin Lanes, Louisville Athletic Club
191	Mist Lake Plaza	Lexington	KY	Lexington-Fayette, KY	1993	217,292	99.2%	1,563	7.25	—	Gabriel Brothers, Walmart
192	London Marketplace	London	KY	London, KY	1994	169,032	99.1%	981	6.68	Kroger	Goody's
193	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,947	100.0%	1,968	11.25	Kroger	Petco
194	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	165,467	89.4%	1,432	10.24	Kroger	Annie's Attic
195	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	1988	158,940	95.9%	1,830	12.01	Kroger Marketplace	—
196	Towne Square North	Owensboro	KY	Owensboro, KY	1988	163,161	100.0%	1,321	8.10	—	Books-A-Million, Hobby Lobby, Office Depot
197	Karam Shopping Center	Lafayette	LA	Lafayette, LA	1970	100,120	88.4%	313	3.54	Super 1 Foods	dd's Discounts (Ross)
198	Iberia Plaza	New Iberia	LA	Lafayette, LA	1992	131,630	99.1%	897	6.88	Super 1 Foods	—

Supplemental Disclosure - Three Months Ended December 31, 2017	Page 43

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

199	Lagniappe Village	New Iberia	LA	Lafayette, LA	2010	208,354	92.2%	1,625	10.34	—	Big Lots, Citi Trends, Stage, T.J.Maxx
200	The Pines Shopping Center	Pineville	LA	Alexandria, LA	1991	179,039	49.5%	597	7.23	Super 1 Foods	—
201	Points West Plaza	Brockton	MA	Boston-Cambridge-Newton, MA-NH	1960	130,635	98.9%	1,037	8.03	PriceRite (Wakefern)	Citi Trends, L&M Bargain, Ocean State Job Lot
202	Burlington Square I, II & III	Burlington	MA	Boston-Cambridge-Newton, MA-NH	1992	74,800	100.0%	2,103	28.12	—	Golf Galaxy, Pyara Aveda Spa & Salon, Staples	Duluth Trading Co.
203	Chicopee Marketplace	Chicopee	MA	Springfield, MA	2005	151,003	100.0%	2,826	19.38	Walmart Supercenter*	Marshalls, Party City, Staples
204	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	195,995	94.6%	1,510	11.91	Super Stop & Shop (Ahold)	Jo-Ann Fabric & Craft Stores, Ocean State Job Lot
205	WaterTower Plaza	Leominster	MA	Worcester, MA-CT	2000	284,716	98.4%	3,206	11.45	Shaw's (Albertsons)	Barnes & Noble, Michaels, Party City, Petco, Staples, T.J.Maxx
206	Lunenberg Crossing	Lunenburg	MA	Worcester, MA-CT	1994	25,515	70.6%	279	15.49	Hannaford Bros. (Delhaize)*	—	Walmart
207	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	78,046	100.0%	1,267	16.23	Shaw's (Albertsons)	Rainbow
208	Webster Square Shopping Center	Marshfield	MA	Boston-Cambridge-Newton, MA-NH	2005	182,734	98.2%	2,295	12.79	Star Market (Albertsons)	Marshalls, Ocean State Job Lot
209	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	436,854	98.6%	3,933	21.06	Market 32	Barnes & Noble, Michaels, Staples, The Home Depot, Ulta, Walmart
210	Westgate Plaza	Westfield	MA	Springfield, MA	1996	103,903	96.0%	1,183	12.23	—	Ocean State Job Lot, Staples, T.J.Maxx
211	Perkins Farm Marketplace	Worcester	MA	Worcester, MA-CT	1967	207,538	79.1%	2,083	22.27	Super Stop & Shop (Ahold)	Citi Trends, Fallas Paredes
212	South Plaza Shopping Center	California	MD	California-Lexington Park, MD	2005	92,335	100.0%	1,955	21.17	—	Best Buy, Old Navy, Petco, Ross Dress for Less
213	Campus Village Shoppes	College Park	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1986	25,529	100.0%	758	29.69	—	—
214	Fox Run	Prince Frederick	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1997	292,849	97.8%	3,009	10.51	Giant Food (Ahold)	Jo-Ann Fabric & Craft Stores, Kmart, Peebles
215	Liberty Plaza	Randallstown	MD	Baltimore-Columbia-Towson, MD	1962	57,954	97.1%	938	16.67	Walmart Supercenter*	Marshalls
216	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,513	90.0%	1,872	20.69	—	Big Lots, Dollar Tree, Jo-Ann Fabric & Craft Stores, Lowe's
217	Arborland Center	Ann Arbor	MI	Ann Arbor, MI	2000	403,536	96.4%	6,273	16.35	Kroger	Bed Bath & Beyond, DSW, Marshalls, Michaels, Nordstrom Rack, Ulta
218	Maple Village (2)	Ann Arbor	MI	Ann Arbor, MI	2018	287,387	82.3%	3,095	13.09	Plum Market	Dunham's Sports, HomeGoods, LA Fitness, Sierra Trading Post, Stein Mart
219	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	100.0%	1,002	11.74	Busch’s Fresh Food Market	Ace Hardware
220	Farmington Crossroads	Farmington	MI	Detroit-Warren-Dearborn, MI	1986	79,068	100.0%	812	10.27	—	Dollar Tree, Ollie's Bargain Outlet, True Value
221	Silver Pointe Shopping Center	Fenton	MI	Flint, MI	1996	162,059	91.3%	1,874	12.76	VG's Food (SpartanNash)	Dunham's Sports, Glik's
222	Cascade East	Grand Rapids	MI	Grand Rapids-Wyoming, MI	1983	99,529	78.4%	604	7.74	D&W Fresh Market (SpartanNash)	—
223	Delta Center	Lansing	MI	Lansing-East Lansing, MI	1985	186,246	96.1%	1,523	8.51	—	Bed Bath & Beyond, DXL Destination XL, Hobby Lobby, Planet Fitness
224	Lakes Crossing	Muskegon	MI	Muskegon, MI	2008	110,997	84.9%	1,441	16.72	—	Jo-Ann Fabric & Craft Stores, Party City, Shoe Carnival, Ulta	Kohl's
225	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	285,324	74.2%	2,214	10.74	—	Ace Hardware, Burlington Stores, CW Price, Dollar Tree
226	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	470,137	97.0%	6,544	18.76	—	Best Buy, DSW, Emagine Theatre, Kohl's, Old Navy, Petco, T.J.Maxx, Ulta	Target
227	Fashion Corners	Saginaw	MI	Saginaw, MI	2004	184,735	99.4%	1,847	10.06	—	Bed Bath & Beyond, Best Buy, Dunham's Sports, Guitar Center, Harbor Freight Tools
228	Green Acres	Saginaw	MI	Saginaw, MI	2018	244,453	95.0%	1,592	14.31	Kroger	Planet Fitness, Rite Aid
229	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	1970	101,724	100.0%	1,211	11.91	—	Party City, Planet Fitness	Burlington Stores
230	18 Ryan	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1997	101,709	48.8%	655	13.20	—	O'Reilly Auto Parts, Planet Fitness
231	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	154,853	100.0%	1,020	6.59	—	Babies"R"Us, Bed Bath & Beyond, Dunham's Mega Sports, Tenpenny Furniture
232	Grand Traverse Crossing	Traverse City	MI	Traverse City, MI	1996	411,758	100.0%	2,979	26.74	Walmart Supercenter	Books-A-Million, PetSmart, Staples, The Home Depot, Toys"R"Us, Ulta
233	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	1989	162,874	67.7%	1,115	10.12	—	Bed Bath & Beyond, Crunch Fitness, Party City, Petco	Burlington Stores, Target
234	Roundtree Place	Ypsilanti	MI	Ann Arbor, MI	1992	246,620	95.9%	1,099	13.07	Walmart Supercenter	Harbor Freight Tools, Ollie's Bargain Outlet
235	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	123,706	96.0%	842	7.09	Save-A-Lot	Dollar Tree, Dunham's Sports, Planet Fitness
236	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,937	98.7%	2,132	17.29	SuperTarget*	Best Buy, Dollar Tree, Walgreens
237	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	182,969	97.7%	2,129	11.92	—	Best Buy, David's Bridal, Dunham's Sports, Jo-Ann Fabric & Craft Stores, T.J.Maxx
238	Elk Park Center	Elk River	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	205,009	86.9%	1,923	10.79	Cub Foods (Jerry's Foods)	OfficeMax
239	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	88,018	95.0%	1,448	17.31	Cub Foods (Supervalu)*	—
240	Richfield Hub	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1952	213,595	87.9%	2,189	11.66	Rainbow Foods (Jerry's Foods)	Marshalls, Michaels
241	Roseville Center	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2000	69,537	57.2%	652	16.39	Cub Foods (Jerry's Foods)*	Dollar Tree
242	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	114,505	95.1%	1,751	16.08	Fresh Thyme Farmers Market	Marshalls
243	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1958	291,048	93.5%	2,502	12.13	Cub Foods (Supervalu)	Planet Fitness, T.J.Maxx, Valu Thrift Store
244	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,095	98.4%	717	9.97	Festival Foods	Dollar Tree
245	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	1989	137,446	96.8%	1,692	13.03	ALDI	Michaels, Party City, Petco, Tuesday Morning

Supplemental Disclosure - Three Months Ended December 31, 2017	Page 44

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

246	Clocktower Place	Florissant	MO	St. Louis, MO-IL	1987	209,832	92.9%	1,530	7.98	ALDI	Florissant Furniture & Rug Gallery, K&G Fashion Superstore, Ross Dress for Less
247	Hub Shopping Center	Independence	MO	Kansas City, MO-KS	1995	160,423	89.5%	793	5.91	Price Chopper	—
248	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	94.9%	1,365	8.89	Price Chopper	Ace Hardware
249	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	85.1%	928	8.74	Price Chopper	—
250	Maplewood Square	Maplewood	MO	St. Louis, MO-IL	1998	71,590	93.6%	474	7.08	Shop 'n Save (Supervalu)	—
251	Clinton Crossing	Clinton	MS	Jackson, MS	1990	112,148	96.5%	1,099	10.46	Kroger	—
252	County Line Plaza	Jackson	MS	Jackson, MS	1997	221,127	84.5%	1,978	11.18	—	Burke's Outlet, Burlington Stores, Conn's, Kirkland's, Tuesday Morning
253	Devonshire Place	Cary	NC	Raleigh, NC	1996	106,680	100.0%	1,591	15.24	—	Burlington Stores, Dollar Tree, REI
254	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1988	278,916	87.4%	3,324	13.64	Walmart Neighborhood Market	Burlington Stores, Dollar Tree, Rugged Wearhouse, Staples
255	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1994	348,604	99.1%	1,976	8.23	Patel Brothers	Big Lots, Fallas Paredes, Gabriel Brothers, The Home Depot, Value City Furniture
256	Macon Plaza	Franklin	NC	—	2001	92,787	94.1%	474	10.50	BI-LO (Southeastern Grocers)	Peebles
257	Garner Towne Square	Garner	NC	Raleigh, NC	1997	184,347	91.9%	2,034	12.00	Kroger	Citi Trends, OfficeMax, PetSmart	Target, The Home Depot
258	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	1989	317,705	84.5%	3,156	13.26	Walmart Supercenter*	Best Buy, Burke's Outlet, Dollar Tree, Michaels, Ross Dress for Less
259	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	406,768	99.5%	5,040	14.58	—	Babies"R"Us, Christmas Tree Shops, Dick's Sporting Goods, Kohl's, Old Navy, PetSmart, Rainbow	Ross Dress for Less, Target
260	University Commons	Greenville	NC	Greenville, NC	1996	233,153	96.2%	3,028	13.50	Harris Teeter (Kroger)	A.C. Moore, Barnes & Noble, Petco, T.J.Maxx	Target
261	Valley Crossing	Hickory	NC	Hickory-Lenoir-Morganton, NC	2014	191,431	100.0%	1,793	9.37	—	Academy Sports + Outdoors, Dollar Tree, Fallas Paredes, Harbor Freight Tools, Ollie's Bargain Outlet
262	Kinston Pointe	Kinston	NC	Kinston, NC	2001	250,580	100.0%	1,052	4.20	Walmart Supercenter	Dollar Tree
263	Magnolia Plaza	Morganton	NC	Hickory-Lenoir-Morganton, NC	1990	93,553	35.6%	242	7.26	—	Harbor Freight Tools
264	Roxboro Square	Roxboro	NC	Durham-Chapel Hill, NC	2005	97,226	93.8%	1,387	15.20	—	Person County Health & Human Services
265	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	98.7%	3,929	11.39	Food Lion (Delhaize)	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinseltown
266	Crossroads	Statesville	NC	Charlotte-Concord-Gastonia, NC-SC	1997	340,189	99.1%	2,168	6.43	Walmart Supercenter	Big Lots, Burkes Outlet, Tractor Supply
267	Anson Station	Wadesboro	NC	—	1988	132,353	64.2%	558	6.57	Food Lion (Delhaize)	Peebles, Tractor Supply Co.
268	New Centre Market	Wilmington	NC	Wilmington, NC	1998	143,762	92.6%	1,796	13.89	—	OfficeMax, PetSmart, Sportsmans Warehouse	Target
269	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	100.0%	3,575	15.19	Lowes Foods	A.C. Moore, HomeGoods, T.J.Maxx
270	Whitaker Square	Winston Salem	NC	Winston-Salem, NC	1996	82,760	100.0%	1,239	14.97	Harris Teeter (Kroger)	—
271	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	284,093	88.4%	2,870	12.35	Super Compare Foods	Big Lots, Citi Trends, Office Depot
272	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	94.8%	978	14.27	—	Golf Galaxy, Mattress Firm, OfficeMax
273	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	216,941	76.6%	1,583	33.55	—	Boston Interiors, Walmart
274	Capitol Shopping Center	Concord	NH	Concord, NH	2001	182,887	100.0%	2,048	11.46	Market Basket (DeMoulas Supermarkets)	Burlington Stores, Jo-Ann Fabric & Craft Stores, Marshalls
275	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	1990	131,248	100.0%	2,363	19.63	—	JC Penney, New Hampshire Liquor and Wine Outlet, Petco	The Home Depot
276	Seacoast Shopping Center	Seabrook	NH	Boston-Cambridge-Newton, MA-NH	1991	91,690	76.9%	404	5.99	—	Jo-Ann Fabric & Craft Stores, NH1 MotorPlex	Cardi's Furniture, Ocean State Job Lot
277	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	150,004	96.9%	1,366	9.40	Market Basket (DeMoulas Supermarkets)	T.J.Maxx
278	Laurel Square	Brick	NJ	New York-Newark-Jersey City, NY-NJ-PA	2003	246,235	66.3%	1,036	6.89	—	Kmart, Planet Fitness
279	The Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	298,309	96.8%	4,321	22.01	ShopRite	Burlington Stores, Planet Fitness, Ross Dress For Less
280	Acme Clark	Clark	NJ	New York-Newark-Jersey City, NY-NJ-PA	2007	52,812	100.0%	1,422	26.93	Acme (Albertsons)	—
281	Collegetown Shopping Center	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1966	250,408	96.4%	2,187	9.06	—	Kmart, LA Fitness, Staples
282	Hamilton Plaza	Hamilton	NJ	Trenton, NJ	1972	148,919	98.0%	1,069	7.33	—	Hibachi Grill & Supreme Buffet, Kmart, Planet Fitness
283	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ-PA	2002	127,230	93.1%	1,591	13.43	Super Stop & Shop (Ahold)	—
284	Lakewood Plaza	Lakewood	NJ	New York-Newark-Jersey City, NY-NJ-PA	1966	201,010	100.0%	3,232	16.08	Gourmet Glatt Market	Dollar Tree
285	Marlton Crossing (2)	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2018	332,671	99.5%	5,790	17.48	Sprouts Farmers Market	Burlington Stores, DSW, HomeGoods, Michaels, T.J. Maxx
286	Middletown Plaza	Middletown	NJ	New York-Newark-Jersey City, NY-NJ-PA	2001	197,066	89.7%	3,595	20.63	ShopRite	Petco, Rite Aid
287	Larchmont Centre	Mount Laurel	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1985	103,787	88.5%	1,129	30.76	ShopRite	—
288	Old Bridge Gateway	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ-PA	1995	246,120	95.2%	3,940	16.81	Bhavani Food Market	Marshalls, Modell's Sporting Goods, Pep Boys, Petco, Robert Wood Johnson Fitness
289	Morris Hills Shopping Center	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ-PA	1994	159,561	98.5%	2,980	18.96	—	Blink Fitness (Equinox), Cinepolis, HomeGoods, Marshalls
290	Rio Grande Plaza	Rio Grande	NJ	Ocean City, NJ	1997	140,200	95.1%	1,523	11.42	ShopRite*	Peebles, PetSmart, Planet Fitness
291	Ocean Heights Plaza	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,199	99.1%	3,364	18.94	ShopRite	Pier 1 Imports, Staples
292	Springfield Place	Springfield	NJ	New York-Newark-Jersey City, NY-NJ-PA	1965	34,409	100.0%	532	15.46	ShopRite	—

Supplemental Disclosure - Three Months Ended December 31, 2017	Page 45

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

293	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ-PA	2006	98,410	77.6%	1,293	16.93	Acme (Albertsons)*	Dollar Tree, WOW! Fitness
294	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	216,323	89.1%	3,193	16.56	Walmart Supercenter*	Marshalls, Rainbow, Ross Dress for Less, Staples, ULTA
295	Dover Park Plaza	Yardville	NJ	Trenton, NJ	2005	56,638	85.7%	766	15.78	—	CVS, Dollar Tree
296	St Francis Plaza	Santa Fe	NM	Santa Fe, NM	1993	35,800	100.0%	460	12.85	—	Walgreens
297	Smith's	Socorro	NM	—	1976	48,000	100.0%	506	10.54	—	—
298	Galleria Commons	Henderson	NV	Las Vegas-Henderson-Paradise, NV	1998	278,411	100.0%	3,269	11.89	—	Babies"R"Us, Burlington Stores, Kirkland’s, Stein Mart, T.J.Maxx, Tuesday Morning
299	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ-PA	1993	89,704	94.6%	2,519	29.68	—	Minado, Stew Leonard's Wines, T.J.Maxx
300	Erie Canal Centre (2)	Dewitt	NY	Syracuse, NY	2018	116,488	100.0%	1,448	12.43	—	Burlington Stores, Dick's Sporting Goods, Michaels
301	Unity Plaza	East Fishkill	NY	New York-Newark-Jersey City, NY-NJ-PA	2005	67,462	100.0%	1,428	21.17	Acme (Albertsons)	True Value
302	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1998	84,480	27.8%	678	28.87	BJ's Wholesale*, Walmart Supercenter*	—	Kohl's
303	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1991	77,458	94.3%	1,901	26.03	Wild by Nature Market*	Ace Hardware	Rite Aid
304	Stewart Plaza	Garden City	NY	New York-Newark-Jersey City, NY-NJ-PA	1990	193,622	97.2%	2,918	15.51	—	Burlington Stores, Dollar Tree, K&G Fashion Superstore
305	Dalewood I, II & III Shopping Center	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	194,441	100.0%	6,790	35.67	H-Mart	Christmas Tree Shops, Rite Aid, T.J.Maxx
306	Cayuga Mall	Ithaca	NY	Ithaca, NY	1969	204,830	85.0%	1,647	9.47	—	Big Lots, Jo-Ann Fabric & Craft Stores, Party City, Rite Aid, True Value
307	Kings Park Plaza	Kings Park	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	72,208	100.0%	1,492	20.66	Key Food Marketplace	T.J.Maxx
308	Village Square Shopping Center	Larchmont	NY	New York-Newark-Jersey City, NY-NJ-PA	1981	17,000	100.0%	594	34.94	Trader Joe's	—
309	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	61,118	52.7%	857	26.58	—	Advance Auto Parts
310	Mamaroneck Centre (2)	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ-PA	2018	24,922	100.0%	863	34.63	—	CVS
311	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ-PA	2007	223,322	90.9%	2,761	13.61	Super Stop & Shop (Ahold)	Planet Fitness, Savers
312	Wallkill Plaza	Middletown	NY	New York-Newark-Jersey City, NY-NJ-PA	1986	209,910	96.4%	2,123	10.82	—	Ashley Furniture, Big Lots, Citi Trends, David's Bridal, Hobby Lobby
313	Monroe Plaza	Monroe	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	122,007	100.0%	1,932	15.84	ShopRite	Retro Fitness, Rite Aid, U.S. Post Office
314	Rockland Plaza	Nanuet	NY	New York-Newark-Jersey City, NY-NJ-PA	2006	251,537	100.0%	6,568	26.11	A Matter of Health	Barnes & Noble, Lemon Pop, Marshalls, Modell's Sporting Goods, Petco
315	North Ridge Shopping Center	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ-PA	1971	37,170	90.5%	1,301	38.69	—	Harmon Discount
316	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ-PA	1961	122,996	95.3%	2,571	21.92	—	Dollar Tree, HomeGoods
317	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2002	99,131	100.0%	1,828	18.44	Best Yet Market	CVS, T.J.Maxx
318	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ-PA	1975	44,131	94.3%	1,103	26.50	—	HomeGoods, Rite Aid
319	Mohawk Acres Plaza	Rome	NY	Utica-Rome, NY	2005	156,680	81.6%	1,257	21.74	Market 32	Family Dollar
320	College Plaza	Selden	NY	New York-Newark-Jersey City, NY-NJ-PA	2013	180,182	96.6%	3,039	17.92	ShopRite	A.C. Moore, Blink Fitness (Equinox), Bob's Stores	Firestone
321	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	97.3%	1,793	11.46	—	Olum's Furniture & Appliances, Rite Aid, Staples
322	Parkway Plaza	Vestal	NY	Binghamton, NY	1995	204,954	100.0%	2,221	10.84	PriceRite (Wakefern)	Bed Bath & Beyond, Kohl's, PetSmart	Target
323	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	100.0%	1,485	16.08	—	HomeGoods, Michaels, Old Navy
324	Town Square Mall	Vestal	NY	Binghamton, NY	1991	293,181	99.4%	4,737	16.26	Sam's Club*, Walmart Supercenter*	A.C. Moore, AMC Cinemas, Barnes & Noble, Dick's Sporting Goods, Dollar Tree, DSW, T.J.Maxx, Ulta
325	The Plaza at Salmon Run	Watertown	NY	Watertown-Fort Drum, NY	1993	68,761	94.1%	707	10.92	Hannaford Bros. (Delhaize)	Red Robin Gourmet Burger	Lowe's
326	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ-PA	1977	88,501	94.4%	2,256	27.01	H-Mart	—
327	Brunswick Town Center	Brunswick	OH	Cleveland-Elyria, OH	2004	138,407	96.3%	1,867	14.01	Giant Eagle	—	The Home Depot
328	30th Street Plaza	Canton	OH	Canton-Massillon, OH	1999	145,935	93.7%	1,467	10.72	Giant Eagle, Marc's	—
329	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	222,174	90.9%	2,295	18.34	Kroger	Petco, Planet Fitness, Rainbow
330	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	1973	164,750	95.6%	1,405	8.92	Kroger	Pet Supplies Plus
331	Harpers Station	Cincinnati	OH	Cincinnati, OH-KY-IN	1994	252,233	99.0%	3,550	14.22	Fresh Thyme Farmers Market	HomeGoods, LA Fitness, Pet Supplies Plus, Stein Mart, T.J.Maxx
332	Western Hills Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	1954	314,754	100.0%	3,883	12.68	—	Bed Bath & Beyond, Michaels, Sears, Staples, T.J.Maxx	Target
333	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,116	93.8%	959	30.59	Kroger	—
334	Crown Point	Columbus	OH	Columbus, OH	1980	144,931	93.1%	1,363	10.11	Kroger	Dollar Tree, Planet Fitness
335	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	130,773	83.3%	1,132	11.22	Kroger	—
336	Brandt Pike Place	Dayton	OH	Dayton, OH	2008	17,900	88.8%	154	9.69	Kroger*	—
337	South Towne Centre	Dayton	OH	Dayton, OH	1972	333,998	97.5%	4,320	13.86	Health Foods Unlimited	Burlington Stores, Christmas Tree Shops, Jo-Ann Fabric & Craft Stores, Party City, Petsmart, Value City Furniture
338	Southland Shopping Center	Middleburg Heights	OH	Cleveland-Elyria, OH	1951	695,261	96.6%	6,591	9.81	BJ's Wholesale Club, Giant Eagle, Marc's	Aspire Fitness, Burlington Stores, Cleveland Furniture Bank, Jo-Ann Fabric & Craft Stores, Marshalls, Party City
339	The Shoppes at North Olmsted	North Olmsted	OH	Cleveland-Elyria, OH	2002	70,003	98.2%	1,149	16.72	—	Ollie's Bargain Outlet, Sears Outlet
340	Surrey Square	Norwood	OH	Cincinnati, OH-KY-IN	2010	175,167	100.0%	2,265	24.93	Kroger	Marshalls
341	Market Place	Piqua	OH	Dayton, OH	1972	182,487	94.5%	720	7.31	Kroger	Roses

Supplemental Disclosure - Three Months Ended December 31, 2017	Page 46

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

342	Brice Park	Reynoldsburg	OH	Columbus, OH	1989	158,565	87.6%	1,221	9.58	—	Ashley Furniture, Citi Trends, Dollar Tree, Michaels
343	Streetsboro Crossing	Streetsboro	OH	Akron, OH	2002	89,436	100.0%	694	7.76	Giant Eagle	—	Lowe's, Target
344	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	315,515	80.8%	1,583	10.63	Kroger	Aspire Fitness, Big Lots, Harbor Freight Tools
345	Southland Shopping Plaza	Toledo	OH	Toledo, OH	1988	287,278	88.7%	1,707	6.70	—	Big Lots, Planet Fitness, Shopper's World
346	Wadsworth Crossings	Wadsworth	OH	Cleveland-Elyria, OH	2005	118,145	97.5%	1,871	16.68	—	OfficeMax, Petco, Planet Fitness	Kohl's, Lowe's, Target
347	Northgate Plaza	Westerville	OH	Columbus, OH	2008	15,219	100.0%	350	23.00	Kroger*	—	The Home Depot
348	Marketplace	Tulsa	OK	Tulsa, OK	1992	186,851	100.0%	1,850	9.90	—	Basset Home Furnishings, Conn's, David's Bridal, Drysdales Western Wear, PetSmart	Best Buy
349	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474	98.7%	2,621	18.90	Giant Food (Ahold)	CVS, Dollar Tree
350	Park Hills Plaza	Altoona	PA	Altoona, PA	1985	278,586	79.7%	1,977	8.90	Weis Markets	A.C. Moore, Dunham's Sports, Harbor Freight, Shoe Carnival, Toys"R"Us
351	Bensalem Square	Bensalem	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1986	70,378	100.0%	770	10.94	Redner's Warehouse Market	—	Premiere Storage
352	Bethel Park Shopping Center	Bethel Park	PA	Pittsburgh, PA	1965	199,079	100.0%	1,933	10.76	Giant Eagle	Walmart
353	Bethlehem Square	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1994	389,450	99.4%	3,869	15.11	Giant Food (Ahold)	T.J.Maxx, The Home Depot, Walmart
354	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1955	374,858	97.6%	3,425	11.76	Giant Food (Ahold)	Big Lots, Citi Trends, Dollar Tree, Gold Gyms, Mega Marshalls, PetSmart, Rite Aid, Staples, Wells Fargo, Wines & Spirits
355	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1993	283,153	93.3%	2,358	8.92	—	Ollie's Bargain Outlet
356	Chalfont Village Shopping Center	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	46,051	77.7%	437	12.21	—	—
357	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716	93.0%	2,399	17.94	Giant Food (Ahold)	Tuesday Morning
358	Collegeville Shopping Center (2)	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2018	110,696	70.2%	1,066	13.71	Kimberton Whole Foods	Pep Boys, Rascal Fitness
359	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	67,476	100.0%	1,711	25.36	Giant Food (Ahold)	Wine & Spirits Shoppe
360	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	105,086	100.0%	1,085	10.33	—	Chuck E. Cheese's, Mealey's Furniture
361	Dickson City Crossings	Dickson City	PA	Scranton--Wilkes-Barre--Hazleton, PA	1997	312,699	91.1%	3,041	17.76	—	Burlington Stores, Dollar Tree, Party City, PetSmart, T.J.Maxx, The Home Depot
362	Dillsburg Shopping Center	Dillsburg	PA	York-Hanover, PA	1994	153,088	95.2%	1,893	13.25	Giant Food (Ahold)	Dollar Tree, Rite Aid, Tractor Supply Co.
363	Barn Plaza	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	237,681	98.2%	3,317	14.21	—	Kohl's, Marshalls, Regal Cinemas
364	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1955	75,223	96.9%	1,208	16.57	—	Dollar Tree, Ross Dress for Less, Tuesday Morning, US Post Office
365	Mount Carmel Plaza	Glenside	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1975	14,504	94.1%	186	13.62	—	SGS Paper
366	Kline Plaza	Harrisburg	PA	Harrisburg-Carlisle, PA	1952	214,628	85.6%	1,727	9.41	Giant Food (Ahold)	Citi Trends
367	New Garden Center	Kennett Square	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1979	144,920	94.9%	1,033	7.68	—	Big Lots, Ollie's Bargain Outlet
368	Stone Mill Plaza	Lancaster	PA	Lancaster, PA	2008	106,736	100.0%	1,325	12.41	Giant Food (Ahold)	—
369	Woodbourne Square	Langhorne	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1984	29,821	81.6%	524	21.55	—	—
370	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358	90.7%	944	19.14	Weis Markets*	—
371	New Holland Shopping Center	New Holland	PA	Lancaster, PA	1995	65,878	100.0%	572	8.68	Grocery Outlet	Family Dollar
372	Village at Newtown	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	175,423	87.1%	4,152	27.16	McCaffrey's	Pier 1 Imports
373	Cherry Square	Northampton	PA	Allentown-Bethlehem-Easton, PA-NJ	1989	75,005	94.7%	700	9.85	Redner's Warehouse Market	—
374	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1963	106,353	100.0%	2,636	24.79	—	Dollar Tree, Target, Wine & Spirits
375	Roosevelt Mall	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1964	561,863	96.6%	7,801	33.96	—	Macy's, Modell's Sporting Goods, Rainbow, Ross Dress For Less
376	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676	94.2%	1,279	7.68	Redner's Warehouse Market	French Creek Outfitters, Staples
377	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1971	154,758	100.0%	1,583	10.62	ALDI	Dollar Tree, Planet Fitness, Rite Aid, VF Outlet
378	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711	100.0%	416	9.97	Fresh Grocer (Wakefern)*	EZ Bargains, Rent-A-Center, Super Dollar City
379	Warminster Towne Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152	100.0%	3,472	15.88	ShopRite	A.C. Moore, Modell's Sporting Goods, Old Navy, Party City, PetSmart, Ross Dress for Less	Kohl's
380	Shops at Prospect	West Hempfield	PA	Lancaster, PA	1994	63,392	100.0%	742	11.71	Musser's Markets	Dollar Tree, Hallmark	Kmart
381	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	315,192	94.8%	3,481	11.65	Redner's Warehouse Market	Dollar Tree, Gabriel Brothers, Mealey's Furniture, National Tire & Battery, PetSmart, Ross Dress for Less, Staples
382	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	Scranton--Wilkes-Barre--Hazleton, PA	2004	307,610	94.7%	2,077	30.24	Walmart Supercenter	Chuck E Cheese, Cracker Barrel, Party City, Shoe Carnival
383	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton-Beaufort, SC	2006	165,039	94.3%	2,325	14.94	Kroger	Stein Mart
384	Milestone Plaza	Greenville	SC	Greenville-Anderson-Mauldin, SC	1995	89,721	100.0%	1,573	17.53	BI-LO (Southeastern Grocers)	—
385	Circle Center	Hilton Head	SC	Hilton Head Island-Bluffton-Beaufort, SC	2000	65,313	95.1%	834	13.43	BI-LO (Southeastern Grocers)	—
386	Island Plaza	James Island	SC	Charleston-North Charleston, SC	1994	171,224	100.0%	1,410	8.56	Food Lion (Delhaize)	Dollar Tree, Gold's Gym, Tuesday Morning
387	Festival Centre	North Charleston	SC	Charleston-North Charleston, SC	1987	325,347	81.7%	2,352	8.96	—	Gold's Gym, Intercontinental Hotels Group, New Spring Church, Sears Outlet
388	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson-Mauldin, SC	2003	131,002	100.0%	2,028	15.48	—	Ross Dress for Less, T.J.Maxx	Target

Supplemental Disclosure - Three Months Ended December 31, 2017	Page 47

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

389	Hillcrest Market Place	Spartanburg	SC	Spartanburg, SC	1965	360,277	88.9%	3,650	11.99	Publix	Marshalls, NCG Cinemas, Office Depot, Petco, Ross Dress for Less, Stein Mart
390	Shoppes at Hickory Hollow	Antioch	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1986	144,469	79.4%	1,286	11.21	Kroger	Citi Trends
391	East Ridge Crossing	Chattanooga	TN	Chattanooga, TN-GA	1999	58,950	86.1%	551	10.86	Food Lion (Delhaize)	—
392	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	265,027	100.0%	2,763	10.52	ALDI	At Home, Big Lots, Franklin Athletic Club, Trees n Trends
393	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	331,386	99.3%	3,399	10.33	—	Grace Church Nashville, Hard Knocks, Hobby Lobby, Planet Fitness, Skyzone, USA Baby
394	Greensboro Village	Gallatin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2005	70,203	100.0%	1,042	14.84	Publix	—
395	Greeneville Commons	Greeneville	TN	Greeneville, TN	2002	228,043	91.0%	1,414	11.93	—	Belk, Burkes Outlet, Kmart
396	Oakwood Commons	Hermitage	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1989	267,558	91.5%	2,762	11.44	Publix	Bed Bath & Beyond, Dollar Tree, Goody’s, PetSmart, Ross Dress for Less
397	Kimball Crossing	Kimball	TN	Chattanooga, TN-GA	2007	280,476	98.9%	1,920	7.62	Walmart Supercenter	Goody's	Lowe's
398	Kingston Overlook	Knoxville	TN	Knoxville, TN	1996	122,536	100.0%	1,136	9.52	—	Babies"R"Us, Badcock Home Furniture, Sears Outlet
399	Farrar Place	Manchester	TN	Tullahoma-Manchester, TN	1989	43,220	100.0%	388	8.98	Food Lion (Delhaize)	—
400	The Commons at Wolfcreek	Memphis	TN	Memphis, TN-MS-AR	2014	659,193	83.7%	8,309	15.74	—	Academy Sports + Outdoors, Best Buy, Big Lots, Dave & Busters, David's Bridal, DSW, Office Depot, PetSmart, T.J.Maxx, Value City Furniture	Target, The Home Depot, Toys"R"Us
401	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	114,117	86.3%	1,188	12.06	Kroger	Aaron's
402	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	100.0%	1,075	12.38	Kroger	—	Walgreens
403	Commerce Central	Tullahoma	TN	Tullahoma-Manchester, TN	1995	182,401	98.3%	1,266	7.06	Walmart Supercenter	Dollar Tree
404	Merchant's Central	Winchester	TN	Tullahoma-Manchester, TN	1997	208,123	95.2%	1,189	6.00	Walmart Supercenter	Goody's
405	Palm Plaza	Aransas	TX	Corpus Christi, TX	2002	50,475	92.3%	317	8.17	—	Bealls (Stage Stores), Family Dollar
406	Bardin Place Center	Arlington	TX	Dallas-Fort Worth-Arlington, TX	1993	420,550	100.0%	4,092	9.73	WinCo Foods	Hemispheres, Hobby Lobby, Ross Dress for Less
407	Parmer Crossing	Austin	TX	Austin-Round Rock, TX	1989	168,112	77.1%	1,562	12.05	—	Big Lots, Dollar Tree, Harbor Freight Tools, Mega Furniture	Fry's Electronics
408	Baytown Shopping Center	Baytown	TX	Houston-The Woodlands-Sugar Land, TX	1987	95,941	80.2%	854	11.10	—	24 Hour Fitness
409	Cedar Bellaire	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	1994	50,967	100.0%	850	16.68	H-E-B	—
410	El Camino	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	2008	71,651	100.0%	657	9.17	El Ahorro Supermarket	Dollar Tree, Family Dollar
411	Bryan Square	Bryan	TX	College Station-Bryan, TX	2008	59,029	100.0%	382	7.54	—	99 Cents Only, Citi Trends, Dollar Floor Store, Firestone
412	Townshire	Bryan	TX	College Station-Bryan, TX	2002	136,887	91.2%	1,023	8.20	—	Tops Printing
413	Plantation Plaza	Clute	TX	Houston-The Woodlands-Sugar Land, TX	1997	99,141	99.0%	812	8.44	—	Dollar Tree, Walgreens
414	Central Station	College Station	TX	College Station-Bryan, TX	1976	176,847	98.0%	2,844	16.80	—	Dollar Tree, Spec's Liquors, Wally's Party Factory	Kohl's
415	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	118,700	99.0%	1,361	26.46	Kroger	CVS
416	Carmel Village	Corpus Christi	TX	Corpus Christi, TX	1993	84,075	75.7%	661	10.39	—	Bay Area Dialysis, Bealls (Stage Stores), Tuesday Morning
417	Five Points	Corpus Christi	TX	Corpus Christi, TX	1985	277,046	92.9%	3,197	12.62	—	Bealls (Stage Stores), Burkes Outlet, Harbor Freight Tools, Hobby Lobby, Party City, Ross Dress for Less
418	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	66,980	100.0%	577	8.71	Fiesta Mart	Family Dollar
419	Jeff Davis	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	68,962	49.8%	519	15.12	—	Family Dollar
420	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	100.0%	451	9.91	—	Big Lots, O'Reilly Auto Parts
421	Webb Royal Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1961	108,545	100.0%	1,127	10.84	El Rio Grande Latin Market	Family Dollar
422	Wynnewood Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2006	437,572	91.0%	4,361	11.09	El Rancho, Kroger	Fallas Paredes, Gen X Clothing, Ross Dress for Less
423	Parktown	Deer Park	TX	Houston-The Woodlands-Sugar Land, TX	1999	118,221	94.8%	972	8.67	Food Town	Burkes Outlet, Walgreens
424	Kenworthy Crossing	El Paso	TX	El Paso, TX	2003	74,393	91.0%	718	10.61	Albertsons	—
425	Preston Ridge	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2018	789,559	96.0%	15,487	20.57	SuperTarget*	Best Buy, Big Lots, Boot Barn, DSW, Old Navy, Marshalls, Nordstrom Rack, Ross Dress for Less, Saks OFF Fifth, Stein Mart, T.J.Maxx
426	Forest Hills Village	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1968	69,651	100.0%	396	5.69	Foodland Markets	Family Dollar, Hi Style Fashion
427	Ridglea Plaza	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	97.1%	1,828	11.04	Tom Thumb (Albertsons)	Goody Goody Wine & Spirits, Stein Mart
428	Trinity Commons	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,423	100.0%	4,034	20.43	Tom Thumb (Albertsons)	DSW
429	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,241	100.0%	1,081	12.11	Truong Nguyen Grocer	—
430	North Hills Village	Haltom City	TX	Dallas-Fort Worth-Arlington, TX	1998	43,299	84.7%	262	7.14	—	Dollar Tree
431	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	99,341	64.7%	665	11.03	—	Painted Tree Marketplace
432	Bay Forest	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	71,667	97.1%	743	10.68	Kroger	—
433	Beltway South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	107,174	97.0%	969	28.63	Kroger	—
434	Braes Heights (2)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2018	94,266	90.2%	2,008	23.60	—	CVS, Imagination Toys, I W Marks Jewelers
435	Braes Link	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	38,997	100.0%	700	17.95	—	Walgreens
436	Braes Oaks Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1992	45,067	88.6%	437	10.94	—	—
437	Braesgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1997	91,382	97.4%	597	6.71	Food Town	—
438	Broadway	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2006	74,717	100.0%	776	10.79	El Ahorro Supermarket	Fallas Paredes, Melrose Fashions

Supplemental Disclosure - Three Months Ended December 31, 2017	Page 48

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

439	Clear Lake Camino South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1964	105,501	94.1%	1,455	15.66	ALDI	24 Hour Fitness, Mr. Gatti's Pizza, Spec's Liquors
440	Hearthstone Corners	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	208,147	92.5%	1,819	9.45	Kroger	Big Lots, Stein Mart
441	Jester Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1988	64,285	70.7%	479	10.54	H-E-B	—
442	Jones Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2000	111,206	68.6%	787	10.31	—	Fitness Connection
443	Jones Square	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	169,003	100.0%	1,292	7.75	—	Big Lots, Hobby Lobby
444	Maplewood	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	93,711	97.3%	787	8.63	Foodarama	Burke's Outlet
445	Merchants Park	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2009	243,798	100.0%	3,473	14.25	Kroger	Big Lots, Petco, Ross Dress for Less, Tuesday Morning
446	Northgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	40,244	100.0%	321	7.98	—	Affordable Furniture, Firestone, Lumber Liquidators, TitleMax
447	Northshore	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	224,038	90.4%	2,744	13.78	Sellers Bros.	Conn's, Office Depot
448	Northtown Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1960	190,559	94.6%	2,119	11.92	El Rancho	99 Cents Only, dd's Discounts (Ross)
449	Northwood Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	136,747	93.1%	1,459	11.66	Food City	—
450	Orange Grove	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2005	184,704	99.1%	1,881	10.72	—	24 Hour Fitness, Floor & Décor
451	Pinemont Shopping Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	73,577	92.9%	911	13.64	—	Family Dollar, Houston Community College
452	Royal Oaks Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	144,929	98.2%	3,317	23.32	H-E-B	—
453	Tanglewilde Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	83,725	100.0%	1,141	13.75	ALDI	Ace Hardware, Dollar Tree, Party City, Salon In The Park
454	Westheimer Commons	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1984	241,253	86.8%	2,006	9.58	Fiesta Mart	Marshalls
455	Fry Road Crossing	Katy	TX	Houston-The Woodlands-Sugar Land, TX	2005	237,340	100.0%	2,434	10.61	—	Hobby Lobby, Palais Royal, Stein Mart
456	Washington Square	Kaufman	TX	Dallas-Fort Worth-Arlington, TX	1978	64,230	85.1%	368	6.74	—	AutoZone, Bealls (Stage Stores), Dollar Tree
457	Jefferson Park	Mount Pleasant	TX	Mount Pleasant, TX	2001	132,096	99.1%	959	7.44	Super 1 Foods	Harbor Freight Tools, PetSense
458	Winwood Town Center	Odessa	TX	Odessa, TX	2002	365,534	100.0%	2,986	13.07	H-E-B	dd's Discounts (Ross), Michaels, Office Depot, Party City, Ross Dress for Less, Target
459	Crossroads Centre - Pasadena	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1997	146,567	94.3%	1,932	14.93	Kroger	LA Fitness
460	Spencer Square	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1998	194,470	93.5%	2,191	12.05	Kroger	Burkes Outlet
461	Pearland Plaza	Pearland	TX	Houston-The Woodlands-Sugar Land, TX	1995	156,491	81.6%	1,160	9.08	Kroger	Harbor Freight Tools, Walgreens
462	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	167,804	69.3%	2,753	24.86	Central Market (H-E-B)	—
463	Preston Park Village	Plano	TX	Dallas-Fort Worth-Arlington, TX	1985	270,128	89.1%	6,049	25.14	—	Gap Factory Store, Infinite Bounds Gymnastics
464	Northshore Plaza	Portland	TX	Corpus Christi, TX	2000	152,144	95.7%	1,039	14.63	H-E-B	Bealls (Stage Stores)
465	Klein Square	Spring	TX	Houston-The Woodlands-Sugar Land, TX	1999	80,636	97.9%	771	9.77	Food Town	Family Dollar, Petco
466	Keegan's Meadow	Stafford	TX	Houston-The Woodlands-Sugar Land, TX	1999	125,293	91.0%	1,212	10.97	Randalls (Albertsons)	Palais Royal
467	Texas City Bay	Texas City	TX	Houston-The Woodlands-Sugar Land, TX	2005	223,152	53.6%	1,211	10.19	Kroger	—
468	Windvale Center	The Woodlands	TX	Houston-The Woodlands-Sugar Land, TX	2002	101,088	95.2%	1,068	27.47	Randalls (Albertsons)	—
469	The Centre at Navarro	Victoria	TX	Victoria, TX	2005	66,102	88.8%	640	15.78	ALDI	Planet Fitness, Walgreens
470	Spradlin Farm	Christiansburg	VA	Blacksburg-Christiansburg-Radford, VA	2000	181,055	100.0%	2,751	15.45	—	Barnes & Noble, Big Lots, Michaels, Petco, T.J.Maxx	Target, The Home Depot
471	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,882	95.2%	1,145	9.05	Food Lion (Weis Markets)	Mountain Run Bowling, Tractor Supply Co.
472	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	129,887	99.2%	1,699	13.18	—	Gold's Gym, Hobby Lobby	Kohl's
473	Tuckernuck Square	Richmond	VA	Richmond, VA	1981	86,010	95.5%	1,283	15.63	—	2nd & Charles, Chuck E. Cheese's
474	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	147,133	100.0%	1,188	13.46	Kroger	Hamrick's
475	Hunting Hills	Roanoke	VA	Roanoke, VA	1989	166,207	96.7%	1,400	8.71	—	Dollar Tree, Kohl's, PetSmart
476	Valley Commons	Salem	VA	Roanoke, VA	1988	45,580	17.8%	84	10.37	—	—	AMC Theatres
477	Lake Drive Plaza	Vinton	VA	Roanoke, VA	2008	163,290	100.0%	1,333	8.17	Kroger	Big Lots, Dollar Tree
478	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Norfolk-Newport News, VA-NC	2010	150,300	93.8%	2,466	17.68	Trader Joe's	Jo-Ann Fabric & Craft Stores, Kirkland’s, PetSmart
479	Ridgeview Centre	Wise	VA	Big Stone Gap, VA	1990	190,242	67.6%	993	7.73	—	Dollar Tree, Grand Home Furnishings, Harbor Freight Tools, Ollie's Bargain Outlet	Belk
480	Rutland Plaza	Rutland	VT	Rutland, VT	1997	224,514	98.6%	1,973	8.92	Market 32	Dollar Tree, Flagship Cinemas, T.J.Maxx, Walmart
481	Spring Mall	Greenfield	WI	Milwaukee-Waukesha-West Allis, WI	2003	182,632	86.4%	1,100	8.38	—	T.J.Maxx
482	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha-West Allis, WI	1967	219,618	88.0%	3,095	16.01	Sendik's Food Market	Bed Bath & Beyond, DSW, Marshalls
483	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha-West Allis, WI	1990	98,303	98.5%	977	10.09	Pick 'n Save (Kroger)	—
484	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha-West Allis, WI	2000	203,545	96.8%	1,484	7.54	—	Hobby Lobby, Kohl's	ShopKo
485	Moundsville Plaza	Moundsville	WV	Wheeling, WV-OH	2004	176,156	97.2%	1,237	7.23	Kroger	Big Lots, Dunham's Sports, Peebles
486	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344	100.0%	866	11.49	—	Office Depot, O'Reilly Auto Parts, T.J.Maxx

	TOTAL PORTFOLIO					82,812,209	92.2%	$949,568	$13.47

(1) * Indicates grocer is not owned.
(2) Indicates property is currently in redevelopment.

Supplemental Disclosure - Three Months Ended December 31, 2017	Page 49